FILE NO.33-51061
811-7123
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No [__]
Post-Effective Amendment No. 73 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]
Amendment No. 73 [X]
(Check appropriate box or boxes.)
ADVANTAGE FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
c/o The Dreyfus Corporation
200 Park Avenue, New York, New York	10166
(Address of Principal Executive Offices)	(Zip Code)
Registrant's Telephone Number, including Area Code: (212) 922-6000
Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)
It is proposed that this filing will become effective (check appropriate box)

--- immediately upon filing pursuant to paragraph (b)

X on January 1, 2007 pursuant to paragraph (b)

--- 60 days after filing pursuant to paragraph (a)(1)

--- on (date) pursuant to paragraph (a)(1)

---- 75 days after filing pursuant to paragraph (a)(2)

--- on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Dreyfus Emerging Leaders Fund
Seeks capital growth by investing in small companies

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Account Policies	9
Distributions and Taxes	14
Services for Fund Investors	15
Instructions for Regular Accounts	16
Instructions for IRAs	18

For More Information

See back cover.

Note to Investors

The fund closed to new investors on June 30, 2000. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on June 30, 2000, generally will not be allowed to buy shares of the fund except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans (or under another plan sponsored by the same employer). Shareholders whose accounts were closed before or after June 30, 2000 may be prohibited from reactivating their account or opening a new account. These restrictions generally will apply to investments made directly with Dreyfus and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Dreyfus Emerging Leaders Fund Ticker Symbol: DRELX

The Fund

GOAL/APPROACH

The fund seeks capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The fund currently considers small companies to be those companies with market capitalizations that fall within the range of the Russell 2000 Index at the time of purchase. As of November 30, 2006, market capitalization range of the index was between $90 million and $3 billion. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the index at any time.The fund's investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings. The fund may invest up to 25% of its assets in foreign securities.

The portfolio managers construct the portfolio through a "bottom-up," structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.The fund generally attempts to have a neutral exposure to industries and capitalizations relative to its benchmark. Finally, within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The investment process is driven by computer models that identify and rank stocks based on:

  fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe long-term growth, based on measure that reflect the changes in estimated long-term earnings growth over multiple horizons additional factors, such as technical factors, trading by company insiders or share issuance/buyback data

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Small companies: new, often entrepreneurial companies. Small companies can, if successful, grow faster than large-cap companies and typically use profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.

Growth companies: companies whose revenue and/or earnings are expected to grow faster than the overall market. Often, growth stocks pay little or no dividends, have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

Value companies: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio manager misgauged that worth.They also may decline in price, even though in theory they are already undervalued.
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

2

  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows the fund's performance from year to year.The table compares the fund's average annual total returns to those of the Russell 2000 Index, an unmanaged index of small-cap stock performance. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q4 '98	+24.00%
Worst Quarter:	Q3 '02	-21.04%

The fund's year-to-date total return as of 9/30/06 was -0.41%.

Average annual total returns as of 12/31/05

	1 Year	5 Years	10 Years

Fund
returns before taxes	9.17%	4.58%	14.23%

Fund
returns after taxes
on distributions	6.84%	4.03%	13.15%

Fund
returns after taxes
on distributions and
sale of fund shares	9.13%	3.90%	12.25%

Russell 2000 Index
reflects no deduction for
fees, expenses or taxes	4.55%	8.22%	9.26%

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee	1.00%
charged only when selling shares you
have owned for less than 30 days

Annual fund operating expenses
% of average daily net assets
Management fees	0.90%
Shareholder services fee	0.25%
Other expenses	0.18%

Total	1.33%

Expense example
1 Year	3 Years	5 Years	10 Years

$135	$421	$729	$1,601

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of the period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended August 31, 2006, Dreyfus voluntarily waived a portion of its fee so that the effective management fee paid by the fund was 0.72%, reducing total expenses from 1.33% to 1.15%. This waiver is no longer in effect.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investor adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.72% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Investment decisions for the fund are made by a committee of portfolio managers that comprise the Smallcap Team of Franklin Portfolio Associates, LLC, an affiliate of Dreyfus. Each of whom also is an employee of Dreyfus and will manage the fund in that capacity. The team members are John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford. Mr. Cone is chief executive officer, president and a senior portfolio manager of Franklin Portfolio Associates, where he has been employed since its inception in 1982. Mr. Buckley is a senior vice president and senior portfolio manager of Franklin Portfolio Associates, which he joined in 2000. Mr. Garvin is a senior vice president and senior portfolio manager of Franklin Portfolio Associates, which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford is a vice president and portfolio manager of Franklin Portfolio Associates, which she joined in 2000.There are no limitations on the role of a committee member with respect to making investment decisions for the fund.

The fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

6

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any shareholder services fees or other expenses paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-

tions. These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	46.64	37.71	34.18	27.85	36.06
Investment operations:
Investment (loss) — net[1]	(.07)	(.05)	(.19)	(.16)	(.16)

Net realized and unrealized gain (loss) on investments	1.71	8.98	3.72	6.49	(7.21)
Total from investment operations	1.64	8.93	3.53	6.33	(7.37)
Distributions:
Dividends from net realized gain on investments	(6.96)	—	—	—	(.84)
Net asset value, end of period	41.32	46.64	37.71	34.18	27.85
Total Return (%)	3.31	23.68	10.29	22.77	(20.78)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33	1.33	1.31	1.38	1.34
Ratio of net expenses to average net assets	1.15	1.26	1.31	1.38	1.34
Ratio of net investment (loss) to average net assets	(.15)	(.12)	(.50)	(.56)	(.49)

Portfolio turnover rate	65.29	42.07	47.66	50.27	36.24

Net assets, end of period ($ x 1,000)	589,889	772,010	992,859	1,170,934	1,074,004

1 Based on average shares outstanding at each month end.

8

Your Investment

ACCOUNT POLICIES

Buying shares

The fund is currently closed to new investors.

Existing shareholders pay no sales charges to invest in this fund.Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund. Foreign securities held by the fund may trade on days that the fund is not open for business, thus affecting the value of the fund's assets on days when fund shareholders may not be able to buy or sell fund shares.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Account Policies —General Policies" for further information about the fund's frequent trading policy.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution for further information.

Your Investment 9

ACCOUNT POLICIES (continued)

The fund closed to new investors on June 30, 2000. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on June 30, 2000, generally will not be allowed to buy shares of the fund except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans (or under another plan sponsored by the same employer). Shareholders whose accounts were closed before or after June 30, 2000 may be prohibited from reactivating their account or opening a new account. These restrictions generally will apply to investments made directly with Dreyfus and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Minimum investments
	Initial	Additional

Regular accounts	$2,500	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year
Dreyfus automatic	$100	$100
investment plans

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

10

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

If you are selling or exchanging shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

Limitations on selling shares by phone or online through Dreyfus.com
Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.
Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment 11

ACCOUNT POLICIES (continued)

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership control or perceived affiliation.

12

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbi-trage).This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

Although the fund's frequent trading and fair valuation policies and procedures, as well as the redemption fee, are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Your Investment 13

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

14

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling

1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
one Dreyfus fund into another
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	one Dreyfus fund into another.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Financial Center is near you, call 1-800-645-6561.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Although there is currently no fee for exchanges, if you are selling or exchanging fund shares you have owned for less than 30 days, the fund may deduct a 1.00% redemption fee.You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more —when it's convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Retirement plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here's where you call for information:

  for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561 for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

Your Investment 15

INSTRUCTIONS FOR REGULAR ACCOUNTS

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.
1-800-645-6561
Outside the U.S. 516-794-5452
Make checks payable to:
The Dreyfus Family of Funds
You also can deliver requests to any Dreyfus Financial Center.
Because processing time may vary, please ask the representative when your account will be credited or debited.

16

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

Your Investment 17

INSTRUCTIONS FOR IRAS

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.
1-800-645-6561
Outside the U.S. 516-794-5452
Make checks payable to:
The Dreyfus Trust Company, Custodian
You also can deliver requests to any Dreyfus Financial Center.
Because processing time may vary, please ask the representative when your account will be credited or debited.

18

NOTES

NOTES

NOTES

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com .

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com , under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request to info@dreyfus.com
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee,
by visiting the SEC's Public Reference Room in Washington, DC
(for information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC's Public Reference
Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation 0259P0107

Dreyfus Midcap Value Fund
Seeks to surpass the performance of the Russell Midcap Value Index

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	7

Your Investment

Account Policies	8
Distributions and Taxes	13
Services for Fund Investors	14
Instructions for Regular Accounts	15
Instructions for IRAs	17

For More Information

See back cover.

Note to Investors

The fund closed to new investors on January 4, 2002. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on January 4, 2002, generally will not be allowed to buy shares of the fund except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans (or under another plan sponsored by the same employer). Shareholders whose accounts were closed before or after January 4, 2002 may be prohibited from reactivating their account or opening a new account. These restrictions generally will apply to investments made directly with Dreyfus and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Dreyfus Midcap Value Fund Ticker Symbol: DMCVX

The Fund

GOAL/APPROACH

The fund seeks to surpass the performance of the Russell Midcap Value Index.To pursue this goal, the fund normally invests at least 80% of its assets in midcap stocks with market capitalizations between $1 billion and $25 billion at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund's holdings can have market capitalizations in excess of $25 billion at any given time. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.The fund may invest up to 15% of its assets in foreign securities.

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

  relative value, or how a stock is valued relative to its intrinsic worth based on traditional value measures. Estimates of fair values are based on comparisons to industry averages or historic norms rather than solely on an average of the overall market business health, or overall efficiency and profitability as measured by return on assets and return on equity business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off ) that will trigger a price increase near term to midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the manager's expectations.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Midcap companies: established companies that may not be well known. Midcap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

Relative value: the identification of stocks trading inexpensively relative to a sector or peer group based on certain financial measurements such as price-to-earnings or price-to-book ratios. Using a relative valuation approach may mean investing in securities and industries traditionally thought to be growth-oriented.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Small and midsize company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Value stock risk. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Securities selected based on relative value investment process may be more volatile than a traditional value approach.
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund's gains or losses.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

2

  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required pay- ments or otherwise comply with the derivative instruments' terms.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short posi- tion) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows the fund's performance from year to year. The table compares the fund's average annual total returns to those of the Russell Midcap Value Index, a broad measure of midcap value stock performance.All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q4 '01	+29.48%
Worst Quarter:	Q3 '98	-27.65%

The fund's year-to-date total return as of 9/30/06 was 1.80%.

Average annual total returns as of 12/31/05

	1 Year	5 Years	10 Years

Fund
returns before taxes	8.07%	9.33%	15.69%

Fund
returns after taxes
on distributions	6.25%	8.42%	13.31%

Fund
returns after taxes
on distributions and
sale of fund shares	7.07%	7.69%	12.49%

Russell Midcap
Value Index
reflects no deduction for
fees, expenses or taxes	12.65%	12.21%	13.65%

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee	1.00%
charged only when selling shares you
have owned for less than 30 days

Annual fund operating expenses
% of average daily net assets
Management fees	0.75%
Shareholder services fee	0.25%
Other expenses	0.18%

Total	1.18%

Expense example
1 Year	3 Years	5 Years	10 Years

$120	$375	$649	$1,432

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investor adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

David A. Daglio is the fund's primary portfolio manager. Mr. Daglio has been a primary portfolio manager of the fund since September 2003. He is a senior vice president of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, where he has been employed since 1997. In April 2003, Mr. Daglio became a dual employee of TBCAM and Dreyfus.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus.Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

6

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-

tions. These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	33.98	27.25	23.85	17.58	26.33
Investment operations: Investment (loss) — net [1]	(.05)	(.13)	(.10)	(.08)	(.12)

Net realized and unrealized gain (loss)
on investments	1.07	6.86	3.50	6.35	(6.92)
Total from investment operations	1.02	6.73	3.40	6.27	(7.04)
Distributions: Dividends from net realized gain
on investments	(3.38)	—	—	—	(1.71)
Net asset value, end of period	31.62	33.98	27.25	23.85	17.58
Total Return (%)	2.97	24.70	14.26	35.67	(28.81)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.16	1.18	1.35	1.20
Ratio of net investment (loss) to average net assets	(.15)	(.42)	(.37)	(.43)	(.51)

Portfolio turnover rate	152.68	128.55	145.33	158.01	177.31

Net assets, end of period ($ x 1,000)	1,130,512	1,413,910	1,179,880	1,005,354	800,269

1 Based on average shares outstanding at each month end.

The Fund 7

Your Investment

ACCOUNT POLICIES

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Account Policies —General Policies" for further information about the fund's frequent trading policy.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution.

8

Minimum investments
	Initial	Additional

Regular accounts	$2,500	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year
Dreyfus automatic	$100	$100
investment plans

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

The fund closed to new investors on January 4, 2002. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on January 4, 2002, generally will not be allowed to buy shares of the fund except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans (or under another plan sponsored by the same employer). Shareholders whose accounts were closed before or after January 4, 2002 may be prohibited from reactivating their account or opening a new account. These restrictions generally will apply to investments made directly with Dreyfus and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Your Investment 9

ACCOUNT POLICIES (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

If you are selling or exchanging shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

Limitations on selling shares by phone or online through Dreyfus.com

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

10

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 11

ACCOUNT POLICIES (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

Although the fund's frequent trading and fair valuation policies and procedures, as well as the redemption fee, are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

12

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

Your Investment 13

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling

1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
one Dreyfus fund into another
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	one Dreyfus fund into another.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Although there is currently no fee for exchanges, if you are selling or exchanging fund shares you have owned for less than 30 days, the fund may deduct a 1.00% redemption fee.You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Retirement plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here's where you call for information:

  for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561 for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

14

INSTRUCTIONS FOR REGULAR ACCOUNTS

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.
1-800-645-6561
Outside the U.S. 516-794-5452
Make checks payable to:
The Dreyfus Family of Funds
You also can deliver requests to any Dreyfus Financial Center.
Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment 15

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

16

INSTRUCTIONS FOR IRAS

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.
1-800-645-6561
Outside the U.S. 516-794-5452
Make checks payable to:
The Dreyfus Trust Company, Custodian
You also can deliver requests to any Dreyfus Financial Center.
Because processing time may vary, please ask the representative when your account will be credited or debited.

Your Investment 17

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request to info@dreyfus.com
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee,
by visiting the SEC's Public Reference Room in Washington, DC
(for information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC's Public Reference
Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation 0258P0107

Dreyfus Small Company Value Fund
Seeks capital appreciation by investing in value stocks

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Account Policies	9
Distributions and Taxes	14
Services for Fund Investors	15
Instructions for Regular Accounts	16
Instructions for IRAs	18

For More Information

See back cover.

Note to Investors

The fund closed to new investors on April 1, 1998. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on April 1, 1998, generally will not be allowed to buy shares of the fund except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans (or under another plan sponsored by the same employer). Shareholders whose accounts were closed before or after April 1, 1998 may be prohibited from reactivating their accounts or opening new accounts. These restrictions generally will apply to investments made directly with Dreyfus and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Dreyfus Small Company Value Fund Ticker Symbol: DSCVX

The Fund

GOAL/APPROACH

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies with market capitalizations within the range of companies in the Russell 2000 Value Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the Russell 2000 Value Index at any given time. The fund's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings. The fund may invest up to 15% of its assets in foreign securities.

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

  relative value, or how a stock is valued relative to its intrinsic worth based on traditional value measures. Estimates of fair values are based on comparisons to industry averages or historic norms rather than solely on an average of the overall market business health, or overall efficiency and profitability as measured by return on assets and return on equity business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the manager's expectations.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Small companies: new, often entrepreneurial companies. Small companies can, if successful, grow faster than large-cap companies and typically use profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.

Relative value: the identification of stocks trading inexpensively relative to a sector or peer group based on certain financial measurements such as price-to-earnings or price-to-book ratios. Using a relative valuation approach may mean investing in securities and industries traditionally thought to be growth-oriented.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Value stock risk. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Securities selected based on relative value investment process may be more volatile than a traditional value approach.
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund's gains or losses.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

2

  Derivatives risk. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the fund's performance from year to year. The table compares the fund's average annual total returns to those of the Russell 2000 Value Index, a broad measure of small-cap value stock performance. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q4 '01	+41.02%
Worst Quarter:	Q3 ‘02	-36.65%

The fund's year-to-date total return as of 9/30/06 was -6.40%.

Average annual total returns as of 12/31/05

	1 Year	5 Years	10 Years

Fund
returns before taxes	7.16%	11.23%	13.17%

Fund
returns after taxes
on distributions	5.69%	8.72%	10.70%

Fund
returns after taxes
on distributions and
sale of fund shares	6.44%	8.28%	10.12%

Russell 2000
Value Index
reflects no deduction for
fees, expenses or taxes	4.71%	13.55%	13.08%

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee	1.00%
charged only when selling shares you
have owned for less than 30 days

Annual fund operating expenses
% of average daily net assets
Management fees	0.75%
Shareholder services fee	0.25%
Other expenses	0.19%

Total	1.19%

Expense example
1 Year	3 Years	5 Years	10 Years

$121	$378	$654	$1,443

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Shareholder services fee: the fee paid to the fund's distributor for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investor adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

David A. Daglio has been the fund's primary portfolio manager since August 2005. Mr. Daglio is a senior vice president of The Boston Company Asset Management (TBCAM), an affiliate of Dreyfus, where he has been employed since 1997. In April, 2001, Mr. Daglio became a dual employee of TBCAM and Dreyfus.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

6

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees and other expenses paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distribu-

tions. These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	27.31	20.42	18.69	12.29	25.86
Investment operations:
Investment (loss) — net [1]	(.11)	(.17)	(.18)	(.10)	(.15)

Net realized and unrealized gain (loss)
on investments	(1.69)	7.06	1.91	6.50	(6.36)
Total from investment operations	(1.80)	6.89	1.73	6.40	(6.51)
Distributions:
Dividends from net realized gain on investments	(2.39)	—	—	—	(7.06)
Net asset value, end of period	23.12	27.31	20.42	18.69	12.29
Total Return (%)	(7.37)	33.74	9.26	52.08	(35.65)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.18	1.22	1.29	1.21
Ratio of net investment (loss) to average net assets	(.45)	(.70)	(.83)	(.79)	(.79)

Portfolio turnover rate	170.59	107.07	113.42	128.80	126.43

Net assets, end of period ($ x 1,000)	136,298	183,429	171,167	209,765	170,376

1 Based on average shares outstanding at each month end.

8

Your Investment

ACCOUNT POLICIES

Buying shares

The fund is currently closed to new investors.

Existing shareholders pay no sales charges to invest in the fund.Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular busi-ness.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with the procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Account Policies —General Policies" for further information about the fund's frequent trading policy.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution for further information.

Your Investment 9

ACCOUNT POLICIES (continued)

The fund closed to new investors on April 1, 1998. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on April 1, 1998, generally will not be allowed to buy shares of the fund except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) if the fund has been established as an investment option under the plans (or under another plan sponsored by the same employer). Shareholders whose accounts were closed before or after April 1, 1998 may be prohibited from reactivating their accounts or opening new accounts.These restrictions generally will apply to investments made directly with Dreyfus and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Minimum investments
	Initial	Additional

Regular accounts	$2,500	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year
Dreyfus automatic	$100	$100
investment plans

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

10

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

If you are selling or exchanging shares you have owned for less than 30 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment).

Limitations on selling shares by phone or online through Dreyfus.com

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address hasbeen changed within the last 30 days requests to send the proceeds to a different payee oraddress

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment 11

ACCOUNT POLICIES (continued)

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

12

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbi-trage).This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

Although the fund's frequent trading and fair valuation policies and procedures, as well as the redemption fee, are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Your Investment 13

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

14

SERVICES FOR FUND INVESTORS

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling

1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
one Dreyfus fund into another
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	one Dreyfus fund into another.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one Dreyfus fund into another. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). Although there is currently no fee for exchanges, if you are selling or exchanging fund shares you have owned for less than 30 days, the fund may deduct a 1.00% redemption fee.You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application.

Dreyfus Express® voice-activated account access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it's convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Retirement plans

Dreyfus offers a variety of retirement plans, including traditional and Roth IRAs, and Education Savings Accounts. Here's where you call for information:

  for traditional, rollover and Roth IRAs, and Education Savings Accounts, call 1-800-645-6561 for SEP-IRAs, Keogh accounts, 401(k) and 403(b) accounts, call 1-800-358-0910

Your Investment 15

INSTRUCTIONS FOR REGULAR ACCOUNTS

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.
1-800-645-6561
Outside the U.S. 516-794-5452
Make checks payable to:
The Dreyfus Family of Funds
You also can deliver requests to any Dreyfus Financial Center.
Because processing time may vary, please ask the representative when your account will be credited or debited.

16

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

Your Investment 17

INSTRUCTIONS FOR IRAS

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

To reach Dreyfus, call toll free in the U.S.
1-800-645-6561
Outside the U.S. 516-794-5452
Make checks payable to:
The Dreyfus Trust Company, Custodian
You also can deliver requests to any Dreyfus Financial Center.
Because processing time may vary, please ask the representative when your account will be credited or debited.

18

NOTES

NOTES

NOTES

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
By E-mail Send your request to info@dreyfus.com
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
SEC http://www.sec.gov
Dreyfus http://www.dreyfus.com
You can also obtain copies, after paying a duplicating fee,
by visiting the SEC's Public Reference Room in Washington, DC
(for information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC's Public Reference
Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation 0253P0107

Dreyfus Premier Technology Growth Fund
Seeks capital appreciation by investing in technology companies

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	11
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

Dreyfus Premier Technology Growth Fund Ticker Symbols Class A: DTGRX Class B: DTGBX Class C: DTGCX Class R: DGVRX Class T: DPTGX

The Fund

GOAL/APPROACH

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities.The fund’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings.

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund focuses on the technology sectors that are expected to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, internet, semi-conductor, electronics, communications, health care, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The fund typically sells a stock when the manager believes there is a more attractive alternative, or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The fund also may sell stocks when the manager’s evaluation of a sector has changed.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Growth companies: companies whose revenue and/or earnings are expected to grow faster than the overall market. Often, growth stocks pay little or no dividends, have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Technology company risk. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.
  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.
  Technology sector risk. The technology sector has been among the most volatile sectors of the stock market. Because the fund’s investments are concentrated in the technology sector, its performance will be significantly affected by developments in that sector.
  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Small company risk. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the fund’s ability to sell these securities.
  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund’s gains or losses.
2

  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund’s performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.
Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund’s Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for each of the fund’s share classes to those of the S&P 500® Index, a broad measure of stock performance, and to those of the Morgan Stanley High Tech 35 Index, a measure of technology company stock performance.These returns include the fund’s applicable sales loads.All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund’s other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total returns as of 12/31 each year (%)

Class A shares

Best Quarter:	Q4 ’99	+60.28%
Worst Quarter:	Q4 ’00	-36.41%

The year-to-date total return of the fund’s Class A shares as of 9/30/06 was 0.88%.

Average annual total returns as of 12/31/05

Share class/			Since
Inception date	1 Year	5 Years	inception

Class A (10/13/97)
returns before taxes	-2.17%	-10.09%	7.57%

Class A
returns after taxes
on distributions	-2.17%	-10.09%	7.52%

Class A
returns after taxes
on distributions and
sale of fund shares	-1.41%	-8.27%	6.63%

Class B (4/15/99)
returns before taxes	-1.22%	-10.24%	-3.14%

Class C (4/15/99)
returns before taxes	1.78%	-9.84%	-3.23%

Class R (4/15/99)
returns before taxes	4.29%	-8.60%	-1.98%

Class T (8/31/99)
returns before taxes	-1.32%	-10.26%	-5.63%

S&P 500 Index
reflects no deduction for
fees, expenses or taxes	4.91%	0.54%	5.00%*

Morgan Stanley
High Tech 35 Index
reflects no deduction for
fees, expenses or taxes	3.37%	-4.48%	9.14%*

* Based on the life of Class A. For comparative purposes, the value of each index on 9/30/97 is used as the beginning value on 10/13/97.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table
	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75	.75
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	.38	.72	.58	.07	.54

Total	1.38	2.47	2.33	.82	1.79

* Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$707	$987	$1,287	$2,137

Class B
with redemption	$650	$1,070	$1,516	$2,288***
without redemption	$250	$770	$1,316	$2,288***

Class C
with redemption	$336	$727	$1,245	$2,666

without redemption	$236	$727	$1,245	$2,666

Class R	$84	$262	$455	$1,014

Class T	$624	$988	$1,376	$2,461

*** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of its operation.

Rule 12b-1 fee: the fee paid to the fund’s distributor to finance the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT
Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. (BNY) announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of NewYork Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

The fund’s primary portfolio manager is Mark Herskovitz. Mr. Herskovitz has been the primary portfolio manager of the fund since its inception. He is a senior vice president and portfolio manager of The Boston Company Asset Management, LLC, an affiliate of Dreyfus, where he has been employed since June 2005. He also has been employed by Dreyfus since 1996.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

6

Distributor

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	22.40	19.64	21.28	14.89	22.58
Investment operations: Investment (loss) — net [1]	(.18)	(.10)	(.24)	(.18)	(.25)
Net realized and unrealized
gain (loss) on investments	.78	2.86	(1.40)	6.57	(7.44)
Total from investment operations	.60	2.76	(1.64)	6.39	(7.69)

Capital contribution by Dreyfus [2]	.03	—	—	—	—

Net asset value, end of period	23.03	22.40	19.64	21.28	14.89

Total Return (%) [3]	2.81 [4]	14.05	(7.71)	42.91	(34.06)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.38	1.32	1.42	1.57	1.55
Ratio of net expenses to average net assets	1.38	1.32	1.42	1.57	1.55

Ratio of net investment (loss) to average net assets	(.77)	(.45)	(1.06)	(1.06)	(1.13)
Portfolio turnover rate	48.26	44.59	127.75	61.71	77.42

Net assets, end of period ($ x 1,000)	391,530	384,411	398,767	423,425	314,261

[1] Based on average shares outstanding at each month end.
2 On November 28, 2005, Dreyfus made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund’s net assets on that
date.The capital contribution reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.
[3] Exclusive of sales charge.
4 If the capital contribution described in note 2 had not been made by Dreyfus, total return for the year ended August 31, 2006 would have been 2.67%.

8

		Year Ended August 31,
Class B	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	21.17	18.75	20.50	14.49	22.16
Investment operations: Investment (loss) — net [1]	(.41)	(.29)	(.43)	(.33)	(.42)

Net realized and unrealized
gain (loss) on investments	.72	2.71	(1.32)	6.34	(7.25)
Total from investment operations	.31	2.42	(1.75)	6.01	(7.67)

Capital contribution by Dreyfus [2]	.03	—	—	—	—

Net asset value, end of period	21.51	21.17	18.75	20.50	14.49

Total Return (%) [3]	1.61 [4]	12.91	(8.54)	41.48	(34.61)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.47	2.29	2.36	2.54	2.43
Ratio of net expenses to average net assets	2.47	2.29	2.36	2.54	2.43

Ratio of net investment (loss) to average net assets	(1.92)	(1.41)	(2.00)	(2.03)	(2.00)
Portfolio turnover rate	48.26	44.59	127.75	61.71	77.42

Net assets, end of period ($ x 1,000)	45,652	162,849	206,901	239,954	198,340

[1] Based on average shares outstanding at each month end.
2 On November 28, 2005, Dreyfus made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund’s net assets on that
date.The capital contribution reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.
[3] Exclusive of sales charge.
4 If the capital contribution described in Note 2 had not been made by Dreyfus, total return for the year ended August 31, 2006 would have been 1.47%.

		Year Ended August 31,
Class C	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	21.19	18.76	20.51	14.49	22.15
Investment operations: Investment (loss) — net [1]	(.38)	(.29)	(.42)	(.32)	(.41)

Net realized and unrealized
gain (loss) on investments	.74	2.72	(1.33)	6.34	(7.25)
Total from investment operations	.36	2.43	(1.75)	6.02	(7.66)

Capital contribution by Dreyfus [2]	.03	—	—	—	—

Net asset value, end of period	21.58	21.19	18.76	20.51	14.49

Total Return (%) [3]	1.84 [4]	12.95	(8.53)	41.55	(34.58)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.33	2.28	2.33	2.51	2.38

Ratio of net expenses to average net assets	2.33	2.28	2.33	2.51	2.38

Ratio of net investment (loss) to average net assets	(1.73)	(1.39)	(1.98)	(2.00)	(1.95)
Portfolio turnover rate	48.26	44.59	127.75	61.71	77.42

Net assets, end of period ($ x 1,000)	50,656	67,295	87,980	107,737	91,048

[1] Based on average shares outstanding at each month end.
2 On November 28, 2005, Dreyfus made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund’s net assets on that
date.The capital contribution reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.
[3] Exclusive of sales charge.
4 If the capital contribution described in Note 2 had not been made by Dreyfus, total return for the year ended August 31, 2006 would have been 1.70%.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,
Class R	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	22.97	20.06	21.63	15.05	22.72
Investment operations: Investment income (loss) — net [1]	(.08)	.00 [2]	(.05)	(.08)	(.16)
Net realized and unrealized
gain (loss) on investments	.79	2.91	(1.52)	6.66	(7.51)
Total from investment operations	.71	2.91	(1.57)	6.58	(7.67)

Capital contribution by Dreyfus [3]	.03	—	—	—	—

Net asset value, end of period	23.71	22.97	20.06	21.63	15.05

Total Return (%)	3.22 [4]	14.51	(7.26)	43.72	(33.76)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.86	.86	.97	1.15

Ratio of net expenses to average net assets	.82	.86	.86	.97	1.15

Ratio of net investment income (loss) to average net assets	(.36)	.01	(.26)	(.45)	(.73)
Portfolio turnover rate	48.26	44.59	127.75	61.71	77.42

Net assets, end of period ($ x 1,000)	4,612	981,036	1,051,240	14,750	8,318

[1] Based on average shares outstanding at each month end.
[2] Amount represents less than $.01 per share.
3 On November 28, 2005, Dreyfus made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund’s net assets on that

date.The capital contribution reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.
4 If the capital contribution described in Note 3 had not been made by Dreyfus, total return for the year ended August 31, 2006 would have been 3.08%.

		Year Ended August 31,
Class T	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	21.81	19.22	20.90	14.70	22.38
Investment operations: Investment (loss) — net [1]	(.27)	(.19)	(.31)	(.25)	(.34)

Net realized and unrealized
gain (loss) on investments	.77	2.78	(1.37)	6.45	(7.34)
Total from investment operations	.50	2.59	(1.68)	6.20	(7.68)

Capital contribution by Dreyfus [2]	.03	—	—	—	—

Net asset value, end of period	22.34	21.81	19.22	20.90	14.70

Total Return (%) [3]	2.43 [4]	13.48	(8.04)	42.18	(34.32)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	1.79	1.79	2.07	1.99
Ratio of net expenses to average net assets	1.79	1.79	1.79	2.07	1.99

Ratio of net investment (loss) to average net assets	(1.18)	(.91)	(1.43)	(1.56)	(1.56)
Portfolio turnover rate	48.26	44.59	127.75	61.71	77.42

Net assets, end of period ($ x 1,000)	4,191	4,629	4,931	4,451	3,364

[1] Based on average shares outstanding at each month end.
2 On November 28, 2005, Dreyfus made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund’s net assets on that
date.The capital contribution reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.
[3] Exclusive of sales charge.
4 If the capital contribution described in Note 2 had not been made by Dreyfus, total return for the year ended August 31, 2006 would have been 2.29%.

10

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund’s Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy: Class A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none

	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Your Investment 11

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

12

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge.We may ter- minate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000.
  The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006
Your Investment 13

SHAREHOLDER GUIDE (continued)
  investors with the cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfusmanaged money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or non- qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account.

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial ser- vices provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund’s distributor or a SEP-IRA
14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed

sold in the:	subject to the charge

First year	4.00%

Second year	4.00%

Third year	3.00%

Fourth year	3.00%

Fifth year	2.00%

Sixth year	1.00%

Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans
Your Investment 15

SHAREHOLDER GUIDE (continued)
Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.The fund’s investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge, and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

16

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

Your Investment 17

SHAREHOLDER GUIDE (continued)
Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

18

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu- al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusu- al market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securi- ties rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or C shares,
as long as the amount of any with-
drawal does not exceed on an annual
basis 12% of the greater of the
account value at the time of the first
withdrawal under the plan, or at the
time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 23

24

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

Your Investment 25

For More Information

Dreyfus Premier Technology Growth Fund A series of Advantage Funds, Inc. SEC file number: 811-7123

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:
By telephone Call your financial representative or 1-800-554-4611 By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation

Dreyfus Premier Future Leaders Fund
Seeks capital growth by investing in small companies

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	11
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

Note to Investors

The fund intends to close to new investors after it reaches $400 million in total assets. Shareholders of the fund at that time may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the date the fund closes will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at the closing date generally will not be allowed to buy shares of the fund, with the following exceptions. New accounts may be opened by participants in group employer retirement plans (and their successor plans), provided that the plans are approved by Dreyfus and establish the fund as an investment option under the plans by the closing date. New accounts may be opened by discretionary wrap accounts that are approved by Dreyfus and that establish the fund as an investment option under the discretionary wrap accounts before the closing date. New accounts may be opened for the fund's primary portfolio managers and board members who do not have existing accounts. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the fund closes. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the fund has closed. The board reserves the right to reopen the fund to new investors after the fund closes, should circumstances change.

Dreyfus Premier Future Leaders Fund

Ticker Symbols	Class A: DFLAX
Class B: DFLBX
Class C: DPFCX
Class R: DFLRX
Class T: DFLTX

The Fund

GOAL/APPROACH

The fund seeks capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be future leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth.The fund currently considers small companies to be those companies with market capitalizations that fall within the range of the Russell 2000 Index at the time of purchase. As of November 30, 2006, market capitalization range of the index was between $90 million and $3 billion. Because the fund may continue to hold its securities as their market capitalization increases or decreases, a substantial portion of the fund's holdings can have market capitalizations outside the range of the index at any time. The fund's investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.The fund may invest up to 25% of its assets in foreign securities.

The portfolio managers construct the portfolio through a "bottom-up," structured approach, focusing on stock selection as opposed to making proac-tive decisions as to industry or sector exposure.The fund generally attempts to have a neutral exposure to industries and capitalizations relative to its benchmark. Finally, within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The investment process is driven by computer models that identify and rank stocks based on:

  fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe long-term growth, based on measure that reflect the changes in estimated long-term earnings growth over multiple horizons additional factors, such as technical factors, trading by company insiders or share issuance/buyback data

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Small companies: new, often entrepreneurial companies. Small companies can, if successful, grow faster than large-cap companies and typically use profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.

Growth companies: companies whose revenue and/or earnings are expected to grow faster than the overall market. Often, growth stocks pay little or no dividends, have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

Value companies: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Small company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors.
  Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued.
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

2

  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund's gains or losses.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for each of the fund's share classes to those of the Russell 2000 Index, a broad measure of small-cap stock performance.These returns include the fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q2 '03	+24.67%
Worst Quarter:	Q3 '02	-21.74%

The year-to-date total return of the fund's Class A shares as of 9/30/06 was -0.17%.

Average annual total returns as of 12/31/05

Share class/			Since
Inception date	1 Year	5 Years	inception

Class A (6/30/00)
returns before taxes	4.29%	5.52%	8.42%

Class A
returns after taxes
on distributions	2.24%	5.10%	8.03%

Class A
returns after taxes
on distributions and
sale of fund shares	5.59%	4.77%	7.34%

Class B (6/30/00)
returns before taxes	6.11%	5.68%	8.67%

Class C (6/30/00)
returns before taxes	8.94%	6.03%	8.82%

Class R (6/30/00)
returns before taxes	11.23%	7.20%	10.01%

Class T (6/30/00)
returns before taxes	5.35%	5.42%	8.32%

Russell 2000 Index
reflects no deduction for
fees, expenses or taxes	4.55%	8.22%	6.27%

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.90	.90	.90	.90	.90
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	.29	.29	.25	.12	.35

Total	1.44	2.19	2.15	1.02	1.75

* Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$713	$1,004	$1,317	$2,200

Class B
with redemption	$622	$985	$1,375	$2,160***

without redemption	$222	$685	$1,175	$2,160***

Class C
with redemption	$318	$673	$1,154	$2,483

without redemption	$218	$673	$1,154	$2,483

Class R	$104	$325	$563	$1,248

Class T	$620	$976	$1,356	$2,420

*** Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations. For the fiscal year ended August 31, 2006, Dreyfus voluntarily waived a portion of its fee and/or assumed fund expenses so that the expenses of none of the classes exceeded 1.00% (excluding shareholder services fees, Rule 12b-1 fees, taxes, brokerage commissions, extraordinary expenses and interest expenses). This expense limitation is no longer in effect.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for providing shareholder services.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Investment decisions for the fund will be made by the Smallcap Team of Franklin Portfolio Associates, each of whom also is an employee of Dreyfus and will manage the fund in that capacity. The team members are John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford. Mr. Cone is chief executive officer, president and a senior portfolio manager of Franklin Portfolio Associates, where he has been employed since its inception in 1982. Mr. Buckley is a senior vice president and senior portfolio manager of Franklin Portfolio Associates, which he joined in 2000. Mr. Garvin is a senior vice president and senior portfolio manager of Franklin Portfolio Associates, which he joined in 2004; prior thereto, he was a portfolio manager with Batterymarch Financial Management. Ms. Crawford is a vice president and portfolio manager of Franklin Portfolio Associates, which she joined in 2000.There are no limitations on the role of a committee member with respect to making investment decisions for the fund.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of fund shares.

6

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	20.01	15.97	15.18	12.45	14.65
Investment operations: Investment (loss) — net [1]	(.06)	(.12)	(.15)	(.12)	(.10)
Net realized and unrealized
gain (loss) on investments	.78	4.16	.94	2.85	(2.10)
Total from investment operations	.72	4.04	.79	2.73	(2.20)
Distributions: Dividends from net realized gain on investments	(2.75)	—	—	—	—

Net asset value, end of period	17.98	20.01	15.97	15.18	12.45
Total Return (%) [2]	3.41	25.22	5.27	21.93	(15.02)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.44	1.46	1.42	1.50	1.43
Ratio of net expenses to average net assets	1.25	1.39	1.42	1.50	1.43
Ratio of net investment (loss) to average net assets	(.32)	(.62)	(.92)	(.96)	(.66)
Portfolio turnover rate	77.02	65.30	126.92	105.65	100.38

Net assets, end of period ($ x 1,000)	87,239	98,348	92,873	54,761	38,350

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.
		Year Ended August 31,
Class B	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	19.27	15.48	14.82	12.25	14.52
Investment operations: Investment (loss) — net [1]	(.20)	(.24)	(.27)	(.21)	(.21)
Net realized and unrealized
gain (loss) on investments	.77	4.03	.93	2.78	(2.06)
Total from investment operations	.57	3.79	.66	2.57	(2.27)
Distributions: Dividends from net realized gain on investments	(2.75)	—	—	—	—

Net asset value, end of period	17.09	19.27	15.48	14.82	12.25
Total Return (%) [2]	2.64	24.48	4.45	20.98	(15.63)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19	2.17	2.17	2.25	2.19
Ratio of net expenses to average net assets	2.00	2.10	2.17	2.25	2.19
Ratio of net investment (loss) to average net assets	(1.08)	(1.33)	(1.68)	(1.71)	(1.43)
Portfolio turnover rate	77.02	65.30	126.92	105.65	100.38

Net assets, end of period ($ x 1,000)	37,689	44,218	40,985	32,247	27,898

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.

8

		Year Ended August 31,
Class C	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	19.30	15.51	14.84	12.26	14.53
Investment operations: Investment (loss) — net [1]	(.19)	(.23)	(.26)	(.21)	(.21)
Net realized and unrealized
gain (loss) on investments	.76	4.02	.93	2.79	(2.06)
Total from investment operations	.57	3.79	.67	2.58	(2.27)
Distributions: Dividends from net realized gain on investments	(2.75)	—	—	—	—

Net asset value, end of period	17.12	19.30	15.51	14.84	12.26
Total Return (%) [2]	2.69	24.44	4.51	21.04	(15.62)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.15	2.13	2.13	2.26	2.19
Ratio of net expenses to average net assets	2.00	2.05	2.13	2.26	2.19
Ratio of net investment (loss) to average net assets	(1.06)	(1.28)	(1.62)	(1.72)	(1.43)
Portfolio turnover rate	77.02	65.30	126.92	105.65	100.38

Net assets, end of period ($ x 1,000)	37,859	34,685	28,674	15,730	12,918

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.
		Year Ended August 31,
Class R	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	20.40	16.21	15.34	12.53	14.69

Investment operations: Investment (loss) — net [1]	(.00) [2]	(.03)	(.09)	(.07)	(.05)

Net realized and unrealized
gain (loss) on investments	.81	4.22	.96	2.88	(2.11)
Total from investment operations	.81	4.19	.87	2.81	(2.16)
Distributions: Dividends from net realized gain on investments	(2.75)	—	—	—	—

Net asset value, end of period	18.46	20.40	16.21	15.34	12.53
Total Return (%)	3.82	25.85	5.67	22.42	(14.70)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02	1.06	1.04	1.12	1.10
Ratio of net expenses to average net assets	.85	1.01	1.04	1.12	1.10

Ratio of net investment (loss) to average net assets	(.00) [3]	(.19)	(.55)	(.58)	(.32)

Portfolio turnover rate	77.02	65.30	126.92	105.65	100.38

Net assets, end of period ($ x 1,000)	9,537	32,646	84,373	91,367	77,506

[1] Based on average shares outstanding at each month end. [2] Amount represents less than $.01 per share. [3] Amount represents less than .01%.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class T	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	19.68	15.75	15.04	12.39	14.63
Investment operations: Investment (loss) — net [1]	(.10)	(.17)	(.23)	(.18)	(.15)
Net realized and unrealized
gain (loss) on investments	.76	4.10	.94	2.83	(2.09)
Total from investment operations	.66	3.93	.71	2.65	(2.24)
Distributions: Dividends from net realized gain on investments	(2.75)	—	—	—	—

Net asset value, end of period	17.59	19.68	15.75	15.04	12.39
Total Return (%) [2]	3.15	24.95	4.72	21.39	(15.31)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.75	1.78	1.90	1.96	1.79
Ratio of net expenses to average net assets	1.50	1.70	1.90	1.96	1.79
Ratio of net investment (loss) to average net assets	(.54)	(.92)	(1.40)	(1.43)	(1.02)
Portfolio turnover rate	77.02	65.30	126.92	105.65	100.38

Net assets, end of period ($ x 1,000)	2,260	1,552	1,066	667	441

1 Based on average shares outstanding at each month end.

2 Exclusive of sales charge.

10

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund's Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy: Class A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none

	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Your Investment 11

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

12

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales load. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000.The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
  "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts participants in certain Health Savings Account programs
  investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006

Your Investment 13

SHAREHOLDER GUIDE (continued)

  investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfusmanaged money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or nonqualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

You may buy Class R shares if you are:

  a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund's distributor or a SEP-IRA

14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed

sold in the:	subject to the charge

First year	4.00%

Second year	4.00%

Third year	3.00%

Fourth year	3.00%

Fifth year	2.00%

Sixth year	1.00%

Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Your Investment 15

SHAREHOLDER GUIDE (continued)

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its existing shares outstanding. The fund's shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge, and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

16

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

Your Investment 17

SHAREHOLDER GUIDE (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

18

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from the
fund into another Dreyfus fund or
certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan,
or at the time of the subsequent
withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

INSTRUCTIONS FOR REGULAR ACCOUNTS

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 23

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

24

INSTRUCTIONS FOR IRAS

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Trust Company, Custodian

Your Investment 25

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to:

The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation 0522P0107

Dreyfus Premier Strategic Value Fund
Seeks capital appreciation by investing in value stocks

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	11
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

Dreyfus Premier Strategic Value Fund Ticker Symbols Class A: DAGVX Class B: DBGVX Class C: DCGVX Class R: DRGVX Class T: DTGVX

The Fund

GOAL/APPROACH

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in stocks. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.The fund may invest up to 30% of its assets in foreign securities.

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a "bottom-up" approach), emphasizing three key factors:

  value: quantitative screens track traditional measures such as price-to-earnings, price-to-book and price-to-sales ratios; these ratios are analyzed and compared against the market sound business fundamentals: a company's balance sheet and income data are examined to determine the company's financial history positive business momentum: a company's earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company's financial condition or the presence of a catalyst that will trigger a price increase nearto mid-term

The fund typically sells a stock when the manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The fund also may sell stocks when the manager's evaluation of a sector has changed.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. At times, the fund may engage in other hedging techniques, overweighting industry and security positions, and investing in small companies, high-yield debt securities and private placements.

Concepts to understand

Value companies: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Value stock risk. Because different types of stocks tend to shift in and out of favor depending on the market and economic conditions, the fund's performance may sometimes be lower or higher than other types of funds.Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

2

  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions, and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for each of the fund's share classes to those of the Russell 1000 Value Index, a broad measure of value stock performance. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q2 '03	+19.26%
Worst Quarter:	Q3 '02	-23.95%

The year-to-date total return of the fund's Class A shares as of 9/30/06 was 9.93%.

Average annual total returns as of 12/31/05

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class A (9/29/95)
returns before taxes	2.02%	4.21%	11.60%	—

Class A
returns after taxes
on distributions	0.32%	3.67%	9.66%	—

Class A
returns after taxes
on distributions and
sale of fund shares	2.34%	3.39%	9.13%	—

Class B (5/30/01)
returns before taxes	3.45%	—	—	5.29%

Class C (5/30/01)
returns before taxes	6.51%	—	—	5.67%

Class R (5/30/01)
returns before taxes	8.45%	—	—	6.41%

Class T (5/30/01)
returns before taxes	3.05%	—	—	4.84%

Russell 1000
Value Index
reflects no deduction for
fees, expenses or taxes	7.05%	5.28%	10.94%	5.55%*

* For comparative purposes, the value of the index on 5/31/01 is used as the beginning value on 5/30/01.

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75	.75
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	.20	.22	.16	.17	.18

Total	1.20	1.97	1.91	.92	1.43

* Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$690	$934	$1,197	$1,946

Class B
with redemption	$600	$918	$1,262	$1,914***

without redemption	$200	$618	$1,062	$1,914***

Class C
with redemption	$294	$600	$1,032	$2,233

without redemption	$194	$600	$1,032	$2,233

Class R	$94	$293	$509	$1,131

Class T	$589	$882	$1,196	$2,086

***Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for providing shareholder services.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial institution intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Brian C. Ferguson has been the fund's primary portfolio manager since April 2001. Mr. Ferguson is a senior vice president and the director of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, where he has been employed since June 1997. In April 2001, Mr. Ferguson became a dual employee of Dreyfus and TBCAM.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

6

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	29.48	24.76	21.62	17.14	22.45
Investment operations:
Investment income (loss) — net [1]	.20	.15	(.10)	(.02)	(.07)

Net realized and unrealized gain (loss) on investments	3.42	4.57	3.24	4.50	(4.55)
Total from investment operations	3.62	4.72	3.14	4.48	(4.62)
Distributions:
Dividends from investment income — net	(.11)	—	—	—	(.07)
Dividends from net realized gain on investments	(2.24)	—	—	—	(.62)
Total distributions	(2.35)	—	—	—	(.69)
Net asset value, end of period	30.75	29.48	24.76	21.62	17.14
Total Return (%) [2]	12.92	18.97	14.62	26.14	(21.25)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.25	1.37	1.43	1.48
Ratio of net investment income (loss) to average net assets	.69	.55	(.41)	(.12)	(.31)

Portfolio turnover rate	72.24	123.17	115.26	36.93	35.71

Net assets, end of period ($ x 1,000)	242,377	194,491	110,939	101,555	120,206

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.

8

		Year Ended August 31,
Class B	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	28.62	24.21	21.28	16.98	22.40
Investment operations: Investment (loss) — net [1]	(.02)	(.06)	(.25)	(.14)	(.17)

Net realized and unrealized gain (loss) on investments	3.30	4.47	3.18	4.44	(4.55)
Total from investment operations	3.28	4.41	2.93	4.30	(4.72)
Distributions: Dividends from investment income — net	(.04)	—	—	—	(.08)
Dividends from net realized gain on investments	(2.24)	—	—	—	(.62)
Total distributions	(2.28)	—	—	—	(.70)
Net asset value, end of period	29.62	28.62	24.21	21.28	16.98
Total Return (%) [2]	12.06	18.12	13.86	25.32	(21.79)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.97	2.04	2.03	2.11	2.07
Ratio of net investment (loss) to average net assets	(.08)	(.23)	(1.03)	(.78)	(.82)

Portfolio turnover rate	72.24	123.17	115.26	36.93	35.71

Net assets, end of period ($ x 1,000)	14,213	11,685	8,975	4,377	2,763

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.
		Year Ended August 31,
Class C	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	28.64	24.23	21.29	16.99	22.39
Investment operations: Investment (loss) — net [1]	(.01)	(.05)	(.24)	(.13)	(.18)

Net realized and unrealized gain (loss) on investments	3.32	4.46	3.18	4.43	(4.53)
Total from investment operations	3.31	4.41	2.94	4.30	(4.71)
Distributions: Dividends from investment income — net	(.06)	—	—	—	(.07)
Dividends from net realized gain on investments	(2.24)	—	—	—	(.62)
Total distributions	(2.30)	—	—	—	(.69)
Net asset value, end of period	29.65	28.64	24.23	21.29	16.99
Total Return (%) [2]	12.14	18.10	13.90	25.31	(21.73)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91	1.99	1.99	2.08	2.08
Ratio of net investment (loss) to average net assets	(.02)	(.19)	(.97)	(.74)	(.86)

Portfolio turnover rate	72.24	123.17	115.26	36.93	35.71

Net assets, end of period ($ x 1,000)	21,669	8,748	4,681	1,094	483

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class R	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	29.46	24.71	21.52	17.02	22.38
Investment operations: Investment income (loss) — net [1]	.30	.18	(.04)	.01	.01

Net realized and unrealized gain (loss) on investments	3.40	4.57	3.23	4.49	(4.67)
Total from investment operations	3.70	4.75	3.19	4.50	(4.66)
Distributions: Dividends from investment income — net	(.14)	—	—	—	(.08)
Dividends from net realized gain on investments	(2.24)	—	—	—	(.62)

Total distributions	(2.38)	—	—	—	(.70)

Net asset value, end of period	30.78	29.46	24.71	21.52	17.02
Total Return (%)	13.22	19.13	14.92	26.44	(21.52)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	1.16	1.13	1.19	1.11
Ratio of net investment income (loss) to average net assets	.98	.65	(.17)	.06	.06

Portfolio turnover rate	72.24	123.17	115.26	36.93	35.71

Net assets, end of period ($ x 1,000)	1,826	542	172	75	88

1 Based on average shares outstanding at each month end.

		Year Ended August 31,
Class T	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	28.91	24.37	21.31	16.94	22.35
Investment operations: Investment income (loss) — net [1]	.13	.06	(.15)	(.04)	(.14)

Net realized and unrealized gain (loss) on investments	3.35	4.48	3.21	4.41	(4.60)
Total from investment operations	3.48	4.54	3.06	4.37	(4.74)
Distributions: Dividends from investment income — net	(.10)	—	—	—	(.05)
Dividends from net realized gain on investments	(2.24)	—	—	—	(.62)

Total distributions	(2.34)	—	—	—	(.67)

Net asset value, end of period	30.05	28.91	24.37	21.31	16.94
Total Return (%) [2]	12.67	18.53	14.45	25.80	(21.86)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43	1.58	1.68	1.61	1.94
Ratio of net investment income (loss) to average net assets	.43	.20	(.63)	(.20)	(.72)

Portfolio turnover rate	72.24	123.17	115.26	36.93	35.71

Net assets, end of period ($ x 1,000)	4,236	805	146	16	3

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.

10

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund's Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy: Class A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none

	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Your Investment 11

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

12

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
  "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts participants in certain Health Savings Account programs
  investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006

Your Investment 13

SHAREHOLDER GUIDE (continued)

  investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or nonqualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund's distributor or a SEP-IRA

14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed

sold in the:	subject to the charge

First year	4.00%

Second year	4.00%

Third year	3.00%

Fourth year	3.00%

Fifth year	2.00%

Sixth year	1.00%

Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Your Investment 15

SHAREHOLDER GUIDE (continued)

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge, and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

16

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

Your Investment 17

SHAREHOLDER GUIDE (continued)

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

Selling shares

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares by phone or online

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

18

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or C shares,
as long as the amount of any withdrawal
does not exceed on an annual
basis 12% of the greater of the
account value at the time of the first
withdrawal under the plan, or at the
time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You also can exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds, and Class B shares into Class B shares of General Money Market Fund, Inc.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

INSTRUCTIONS FOR REGULAR ACCOUNTS

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 23

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

24

INSTRUCTIONS FOR IRAS

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

Your Investment 25

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov
You can also obtain copies, after paying a duplicating fee,
by visiting the SEC's Public Reference Room in Washington, DC
(for information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC's Public Reference
Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation 0257P0107

Dreyfus Premier
International Value Fund

Seeks long-term capital growth by investing in value stocks

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	11
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

Dreyfus Premier International Value Fund

Ticker Symbols	Class A: DVLAX
Class B: DIBVX
Class C: DICVX
Class R: DIRVX
Class T: DITVX

The	Fund

GOAL/APPROACH

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in stocks.The fund ordinarily invests most of its assets in securities of foreign issuers which Dreyfus considers to be value companies. The fund typically invests in companies in at least ten foreign countries, and limits its investments in any single company to no more than 5% of its assets at the time of purchase.The fund's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings.

The fund's investment approach is value oriented and research driven. In selecting stocks, the fund manager identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

  value, or how a stock is valued relative to its intrinsic worth based on traditional value measures business health, or overall efficiency and profitability as measured by return on assets and return on equity business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the managers' expectations.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Value companies: companies that appear undervalued in terms of price relative to other financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market and its global sector. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

Foreign companies: companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside the U.S.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Foreign investment risk. The fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.
  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Value stock risk. Because different types of s tend to shift in and out of favor depending on the market and economic conditions, the fund's performance may sometimes be lower or higher than other types of funds.Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).
  Market sector risk. The fund may significantly weight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
2

  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possi- bly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.
Other potential risks

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers, U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for each of the fund's share classes to those of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE®) Index, a broad measure of foreign stock performance. These returns include the fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The year-to-date total return of the fund's Class A shares as of 9/30/06 was 13.34%.

Average annual total returns as of 12/31/05

Share class/				Since

inception date	1 Year	5 Years	10 Years	inception

Class A (9/29/95)
returns before taxes	4.79%	6.12%	7.94%	—

Class A
returns after taxes
on distributions	2.53%	5.47%	6.95%	—

Class A
returns after taxes
on distributions and
sale of fund shares	6.29%	5.24%	6.59%	—

Class B (11/15/02)
returns before taxes	6.57%	—	—	19.91%

Class C (11/15/02)
returns before taxes	9.47%	—	—	20.71%

Class R (11/15/02)
returns before taxes	11.56%	—	—	21.91%

Class T (11/15/02)
returns before taxes	5.76%	—	—	18.99%

MSCI EAFE® Index
reflects no deduction for
fees, expenses or taxes	13.54%	4.55%	5.84%	22.70%*

*	For comparative purposes, the value of the index on 10/31/02 is used as the beginning value on 11/15/02.

4

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described in
the table below.

Fee table
	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	1.00	1.00	1.00	1.00	1.00
Rule 12b-1 fee	none	0.75	0.75	none	0.25
Shareholder services fee	0.25	0.25	0.25	none	0.25
Other expenses	0.30	0.32	0.26	0.21	0.46

Total	1.55	2.32	2.26	1.21	1.96

*	Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$724	$1,036	$1,371	$2,314
Class B
with redemption	$635	$1,024	$1,440	$2,287***
without redemption	$235	$724	$1,240	$2,287***
Class C
with redemption	$329	$706	$1,210	$2,595
without redemption	$229	$706	$1,210	$2,595
Class R	$123	$384	$665	$1,466

Class T	$640	$1,038	$1,460	$2,632

***	Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total returns each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for providing shareholder services.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT
Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 1.00% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct and stable identity.

The fund's primary portfolio manager is D. Kirk Henry. Mr. Henry has held this position since June 2002. Mr. Henry has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management LLC (TBCAM), an affiliate of Dreyfus, since 1994.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

6

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2006	2005	2004	2003 [1]	2002

Per-Share Data ($):
Net asset value, beginning of period	20.27	17.10	14.10	13.29	14.70
Investment operations: Investment income — net [2]	.25	.20	.18	.15	.17
Net realized and unrealized gain
(loss) on investments	3.62	3.15	2.97	.83	(1.29)
Total from investment operations	3.87	3.35	3.15	.98	(1.12)
Distributions: Dividends from investment income — net	(.24)	(.18)	(.15)	(.17)	(.12)

Dividends from net realized gain
on investments	(2.99)	—	—	—	(.17)
Total distributions	(3.23)	(.18)	(.15)	(.17)	(.29)
Net asset value, end of period	20.91	20.27	17.10	14.10	13.29

Total Return (%)	21.06 [3]	19.65 [3]	22.46 [3]	7.56 [3]	(7.64)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.51	1.49	1.54	1.40
Ratio of net expenses to average net assets	1.55	1.51	1.49	1.54	1.40
Ratio of net investment income to average net assets	1.23	1.02	1.11	1.22	1.21
Portfolio turnover rate	48.74	43.05	49.82	42.86	29.14

Net assets, end of period ($ x 1,000)	657,525	715,768	518,880	343,621	322,490

1 The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated Class A shares.

2 Based on average shares outstanding at each month end.

3 Exclusive of sales charge.

8

		Year Ended August 31,
Class B	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	19.92	16.86	14.00	12.24
Investment operations: Investment income — net [2]	.09	.06	.09	.09
Net realized and unrealized gain (loss) on investments	3.56	3.09	2.91	1.84
Total from investment operations	3.65	3.15	3.00	1.93
Distributions: Dividends from investment income — net	(.12)	(.09)	(.14)	(.17)

Dividends from net realized gain on investments	(2.99)	—	—	—

Total distributions	(3.11)	(.09)	(.14)	(.17)

Net asset value, end of period	20.46	19.92	16.86	14.00
Total Return (%) [3]	20.15	18.70	21.43	16.04 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.32	2.32	2.33	2.00 [4]
Ratio of net expenses to average net assets	2.32	2.32	2.33	2.00 [4]
Ratio of net investment income to average net assets	.46	.30	.55	.70 [4]

Portfolio turnover rate	48.74	43.05	49.82	42.86
Net assets, end of period ($ x 1,000)	22,865	21,101	12,538	827

[1]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Exclusive of sales charge.
[4]	Not annualized.

		Year Ended August 31,
Class C	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	19.97	16.90	14.04	12.24
Investment operations: Investment income — net [2]	.10	.07	.12	.12
Net realized and unrealized gain (loss) on investments	3.56	3.10	2.89	1.85
Total from investment operations	3.66	3.17	3.01	1.97
Distributions: Dividends from investment income — net	(.12)	(.10)	(.15)	(.17)

Dividends from net realized gain on investments	(2.99)	—	—	—

Total distributions	(3.11)	(.10)	(.15)	(.17)

Net asset value, end of period	20.52	19.97	16.90	14.04
Total return (%) [3]	20.14	18.79	21.51	16.29 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.26	2.26	2.26	1.80 [4]
Ratio of net expenses to average net assets	2.26	2.26	2.26	1.80 [4]
Ratio of net investment income to average net assets	.51	.35	.73	.89 [4]

Portfolio turnover rate	48.74	43.05	49.82	42.86
Net assets, end of period ($ x 1,000)	71,830	73,348	40,291	1,647

[1]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Exclusive of sales charge.
[4]	Not annualized.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,
Class R	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	20.33	17.13	14.12	12.24
Investment operations: Investment income — net [2]	.32	.30	.31	.22
Net realized and unrealized gain (loss) on investments	3.63	3.13	2.90	1.83
Total from investment operations	3.95	3.43	3.21	2.05
Distributions: Dividends from investment income — net	(.33)	(.23)	(.20)	(.17)

Dividends from net realized gain on investments	(2.99)	—	—	—

Total distributions	(3.32)	(.23)	(.20)	(.17)

Net asset value, end of period	20.96	20.33	17.13	14.12
Total Return (%)	21.45	20.11	22.86	16.95 [3]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.13	1.16	.96 [3]
Ratio of net expenses to average net assets	1.21	1.13	1.16	.96 [3]
Ratio of net investment income to average net assets	1.58	1.56	1.82	1.73 [3]
Portfolio turnover rate	48.74	43.05	49.82	42.86
Net assets, end of period ($ x 1,000)	81,335	72,470	40,927	3,778

[1]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Not annualized.

		Year Ended August 31,
Class T	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	19.87	16.81	13.95	12.24
Investment operations: Investment income (loss) — net [2]	.16	.13	.18	(.04)
Net realized and unrealized gain (loss) on investments	3.54	3.09	2.87	1.92
Total from investment operations	3.70	3.22	3.05	1.88
Distributions: Dividends from investment income — net	(.20)	(.16)	(.19)	(.17)

Dividends from net realized gain on investments	(2.99)	—	—	—

Total distributions	(3.19)	(.16)	(.19)	(.17)

Net asset value, end of period	20.38	19.87	16.81	13.95
Total Return (%) [3]	20.54	19.18	21.95	15.54 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	1.92	1.81	1.92 [4]
Ratio of net expenses to average net assets	1.96	1.92	1.81	1.92 [4]
Ratio of net investment income (loss) to average net assets	.83	.65	1.05	(.45) [4]

Portfolio turnover rate	48.74	43.05	49.82	42.86
Net assets, end of period ($ x 1,000)	2,454	2,224	1,006	27

[1]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Exclusive of sales charge.
[4]	Not annualized.

10

Your	Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund's Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends .

Deciding which class of shares to buy: Class A, C, T and R

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none

	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Your Investment 11

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

12

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge.We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000.
  The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
  "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006
Your Investment 13

SHAREHOLDER GUIDE (continued)
  investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfusmanaged money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or nonqualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

You may buy Class R shares if you are:

  a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund's distributor or a SEP-IRA
14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed

sold in the:	subject to the charge

First year	4.00%

Second year	4.00%

Third year	3.00%

Fourth year	3.00%

Fifth year	2.00%

Sixth year	1.00%

Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans
Your Investment 15

SHAREHOLDER GUIDE (continued)
Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its existing shares outstanding. The fund's shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge, and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

16

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

Your Investment 17

SHAREHOLDER GUIDE (continued)
Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

18

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued) (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or C shares,
as long as the amount of any with-
drawal does not exceed on an annual
basis 12% of the greater of the
account value at the time of the first
withdrawal under the plan, or at the
time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or to receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but it may take up to eight business days to clear. Electronic checks are usually available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 23

24

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-

4611.

Make checks payable to: The Dreyfus Trust Company, Custodian

Your Investment 25

For More Information

Dreyfus Premier International Value Fund A series of Advantage Funds, Inc. SEC file number: 811-7123

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:
By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation

Dreyfus Premier Select Midcap Growth Fund
Seeks capital appreciation by investing in midcap growth companies

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	11
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

Dreyfus Premier Select Midcap Growth Fund

Ticker Symbols	Class A:	DASMX
	Class B:	DBSMX
	Class C:	DCSMX
	Class R:	DRSMX
	Class T:	DMGTX

The	Fund

GOAL/APPROACH

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of midcap companies.The fund currently considers midcap companies to be those companies with market capitalizations that fall within the range of the Russell Midcap Growth Index at the time of purchase. As of October 31, 2006, the market capitalization of such companies ranged between $300 million and $18 billion. The fund invests in growth companies that the portfolio manager believes have solid market positions and reasonable financial strength. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings or shortly thereafter.

The portfolio manager seeks investment opportunities for the fund in companies with fundamental strengths that indicate the potential for growth.The portfolio manager focuses on individual stock selection, building the portfolio from the bottom up, searching one by one for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.The investment process begins with the screening of reported financials. For a stock to be considered for investment, the following criteria are used:

  positive earnings growth, considering only cur- rently profitable companies, that are showing pos- itive earnings growth high return on equity, investing only in prof- itable companies as evidenced by their high return on equity substantial reinvestment rate, identifying com- panies that reinvest in themselves and have "high retained earnings," giving them the ability to self- finance growth strong financials, seeking to purchase companies that have strong balance sheets and are not over- ly leveraged attractive market price, seeking to purchase companies whose stocks are selling below their fair market value as determined by the manager's valuation model market demand — liquidity, monitoring the trading volume of all qualified stocks in an attempt to reduce market price impact

The fund typically sells a stock when the company's earnings are no longer growing, or it no longer possesses the characteristics that caused its purchase. A stock may be a sell candidate when its valuation reaches or exceeds its calculated fair value, or there are deteriorating fundamentals. The fund also may sell a stock if it becomes an overweighted portfolio position, as determined by the portfolio manager.

Concepts to understand

Midcap companies: generally, established companies that may not be as well known as larger, more established companies. Midcap companies may lack the resources to weather economic shifts, though they can be faster to innovate than larger companies.

Growth companies: companies whose revenue and/or earnings are expected to grow faster than the overall market. Often, growth stocks pay little or no dividends, have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic con- ditions, changes in the general outlook for cor- porate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Small and midsize company risk. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing sig- nificant losses), and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's abil- ity to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited manage- ment group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipa- tion of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earn- ings do increase. In addition, growth stocks typi- cally lack the dividend yield that can cushion stock prices in market downturns. Because differ- ent types of stocks tend to shift in and out of favor depending on market and economic condi- tions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).
  Market sector risk. The fund may significantly over- weight or underweight certain companies, indus- tries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, indus- tries or sectors.
  Foreign investment risk. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign compa- nies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Each of these risks could increase the fund's volatility.
2

  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short posi- tion) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs).The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.
Other potential risks

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for each of the fund's share classes to those of the Russell Midcap Growth Index, a broad measure of midcap growth stock performance. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q4 '04	+12.96%
Worst Quarter:	Q1 '05	-4.08%

The year-to-date total return of the fund's Class A shares as of 9/30/06 was 9.02%.

Average annual total returns as of 12/31/05

Share class/		Since
inception date	1 Year	inception

Class A (3/31/03)
returns before taxes	3.38%	17.80%

Class A
returns after taxes
on distributions	2.87%	17.47%

Class A
returns after taxes
on distributions and
sale of fund shares	2.89%	15.42%

Class B (3/31/03)
returns before taxes	4.87%	18.62%
Class C (3/31/03)
returns before taxes	7.97%	19.51%
Class R (3/31/03)
returns before taxes	10.15%	20.74%
Class T (3/31/03)
returns before taxes	4.63%	18.13%

Russell Midcap
Growth Index
reflects no deduction for
fees, expenses or taxes	12.10%	25.01%

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described in
the table below.

Fee table
	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75	.75
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	3.21	3.20	3.15	3.06	3.07

Total annual fund operating expenses	4.21	4.95	4.90	3.81	4.32

Fee waiver and/or expense reimbursements	(2.71)	(2.70)	(2.65)	(2.56)	(2.57)

Net operating expenses***	1.50	2.25	2.25	1.25	1.75

*	Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1% if redeemed within one year.

***	The Dreyfus Corporation has contractually agreed, until August 31, 2007, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes exceed 1.25% (excluding taxes, brokerage commissions, extraordinary expenses, shareholder services fees and Rule 12b-1 fees).

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$719	$1,547	$2,388	$4,549
Class B

with redemption	$628	$1,546	$2,465	$4,537 †

without redemption	$228	$1,246	$2,265	$4,537 †

Class C
with redemption	$328	$1,236	$2,246	$4,780
without redemption	$228	$1,236	$2,246	$4,780
Class R	$127	$927	$1,747	$3,881
Class T	$620	$1,478	$2,347	$4,573

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund's distributor for providing shareholder services.

Other expenses: fees paid by the fund for the current fiscal year for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT
Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, Dreyfus waived receipt of its management fee from the fund pursuant to an undertaking. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Fred A. Kuehndorf is the fund's primary portfolio manager. Mr. Kuehndorf has managed the fund since its inception. Mr. Kuehndorf has been a portfolio manager for The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus, since September 2005. At that time, he became a dual employee of Dreyfus and TBCAM. Prior to joining TBCAM, Mr. Kuehndorf was a senior vice president and senior portfolio manager with Lighthouse Dreyfus Growth Advisors, an affiliate of Dreyfus, since November 2002. From 1999 through October 2002, Mr. Kuehndorf was a senior portfolio manager for Ashland Management, Inc.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

6

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all divi-

dends and distributions. These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	19.36	16.01	15.19	12.50
Investment operations: Investment (loss) — net [2]	(.16)	(.20)	(.18)	(.08)

Net realized and unrealized gain (loss) on investments	2.31	3.90	1.00	2.77
Total from investment operations	2.15	3.70	.82	2.69
Distributions: Dividends from net realized gain on investments	(.68)	(.35)	—	—

Net asset value, end of period	20.83	19.36	16.01	15.19
Total Return (%) [3]	11.29	23.23	5.33	21.60 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.21	4.54	7.15	6.39 [4]
Ratio of net expenses to average net assets	1.50	1.54	1.50	.64 [4]
Ratio of net investment (loss) to average net assets	(.78)	(1.10)	(1.10)	(.53) [4]
Portfolio turnover rate	64.92	45.08	97.27	39.58 [4]
Net assets, end of period ($ x 1,000)	1,274	815	465	463

[1]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Exclusive of sales charge.
[4]	Not annualized.

8

		Year Ended August 31,
Class B	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	18.98	15.84	15.15	12.50
Investment operations: Investment (loss) — net [2]	(.31)	(.33)	(.30)	(.13)

Net realized and unrealized gain (loss) on investments	2.27	3.82	.99	2.78
Total from investment operations	1.96	3.49	.69	2.65
Distributions: Dividends from net realized gain on investments	(.68)	(.35)	—	—

Net asset value, end of period	20.26	18.98	15.84	15.15
Total Return (%) [3]	10.43	22.21	4.56	21.20 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.95	5.26	7.96	5.98 [4]
Ratio of net expenses to average net assets	2.25	2.27	2.25	.95 [4]
Ratio of net investment (loss) to average net assets	(1.56)	(1.83)	(1.85)	(.83) [4]
Portfolio turnover rate	64.92	45.08	97.27	39.58 [4]
Net assets, end of period ($ x 1,000)	734	904	789	818

[1]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Exclusive of sales charge.
[4]	Not annualized.

		Year Ended August 31,
Class C	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	19.01	15.82	15.15	12.50
Investment operations: Investment (loss) — net [2]	(.31)	(.31)	(.30)	(.12)
Net realized and unrealized gain (loss) on investments	2.28	3.85	.97	2.77
Total from investment operations	1.97	3.54	.67	2.65
Distributions: Dividends from net realized gain on investments	(.68)	(.35)	—	—

Net asset value, end of period	20.30	19.01	15.82	15.15
Total Return (%) [3]	10.47	22.55	4.42	21.20 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.90	5.19	7.66	7.49 [4]
Ratio of net expenses to average net assets	2.25	2.22	2.25	.95 [4]
Ratio of net investment (loss) to average net assets	(1.55)	(1.78)	(1.86)	(.84)[4]
Portfolio turnover rate	64.92	45.08	97.27	39.58 [4]
Net assets, end of period ($ x 1,000)	902	882	456	290

[1]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Exclusive of sales charge.
[4]	Not annualized.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,
Class R	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	19.49	16.06	15.21	12.50
Investment operations: Investment (loss) — net [2]	(.12)	(.14)	(.14)	(.06)

Net realized and unrealized gain (loss) on investments	2.35	3.92	.99	2.77
Total from investment operations	2.23	3.78	.85	2.71
Distributions: Dividends from net realized gain on investments	(.68)	(.35)	—	—

Net asset value, end of period	21.04	19.49	16.06	15.21
Total Return (%)	11.57	23.73	5.52	21.76 [3]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.81	4.16	6.81	7.10 [3]
Ratio of net expenses to average net assets	1.25	1.20	1.25	.53 [3]
Ratio of net investment (loss) to average net assets	(.57)	(.76)	(.85)	(.42) [3]
Portfolio turnover rate	64.92	45.08	97.27	39.58 [3]
Net assets, end of period ($ x 1,000)	279	329	265	243

[1]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Not annualized.

		Year Ended August 31,
Class T	2006	2005	2004	2003 [1]

Per-Share Data ($):
Net asset value, beginning of period	19.25	15.95	15.18	12.50
Investment operations: Investment (loss) — net [2]	(.22)	(.23)	(.22)	(.09)

Net realized and unrealized gain (loss) on investments	2.32	3.88	.99	2.77
Total from investment operations	2.10	3.65	.77	2.68
Distributions: Dividends from net realized gain on investments	(.68)	(.35)	—	—

Net asset value, end of period	20.67	19.25	15.95	15.18
Total Return (%) [3]	11.03	23.07	5.00	21.52 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.32	4.67	7.31	7.32 [4]
Ratio of net expenses to average net assets	1.75	1.71	1.75	.74 [4]
Ratio of net investment (loss) to average net assets	(1.09)	(1.27)	(1.36)	(.63) [4]
Portfolio turnover rate	64.92	45.08	97.27	39.58 [4]
Net assets, end of period ($ x 1,000)	193	347	260	243

[1]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[2]	Based on average shares outstanding at each month end.
[3]	Exclusive of sales charge.
[4]	Not annualized.

10

Your	Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund's Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the rein-vestment of fund dividends.

Deciding which class of shares to buy: Class A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none

	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Your Investment 11

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

*	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

12

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.drey-fus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge.We may ter- minate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month peri- od, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
  "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006

Your Investment 13

SHAREHOLDER GUIDE (continued)
  investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus- managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or non- qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial ser- vices provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund's distributor or a SEP-IRA
14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed

sold in the:	subject to the charge

First year	4.00%

Second year	4.00%

Third year	3.00%

Fourth year	3.00%

Fifth year	2.00%

Sixth year	1.00%

Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Your Investment 15

SHAREHOLDER GUIDE (continued)
Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

16

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

Your Investment 17

SHAREHOLDER GUIDE (continued)
Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

*	Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

18

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders
funds (not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain Dreyfus
Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan, or at
the time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 23

24

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

Your Investment 25

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com , under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to:

The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation 0600P0107

Dreyfus Premier Structured Midcap Fund
Seeks long-term capital growth by investing in stocks of medium-size companies

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	11
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

Dreyfus Premier Structured Midcap Fund

Ticker Symbols	Class A: DPSAX
Class B: DPSBX
Class C: DPSCX
Class R: DPSRX
Class T: DPSTX

The Fund

GOAL/APPROACH

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies included in the S&P 400 Midcap Index or the Russell Midcap Index at the time of purchase. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings.

The portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process.This process is driven by computer models that identify and rank stocks based on:

  fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe long-term growth, based on measure that reflect the changes in estimated long-term earnings growth over multiple horizons additional factors, such as technical factors, trading by company insiders or share issuance/buyback data

Next, the portfolio managers construct the portfolio through a "bottom-up" and structured approach, focusing on stock selection as opposed to making proactive decisions as to industry sector exposure. The fund attempts to have a neutral exposure to industries and capitalizations relative to its benchmark. Finally, within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Midcap companies: established companies that may not be as well known as larger, more established companies. Midcap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

Computer models: proprietary computer models that evaluate and rank a universe of over 3,500 stocks. The portfolio managers review each of the screens on a regular basis. The portfolio managers also maintain the flexibility to adapt the screening criteria to changes in market conditions.

Value companies: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Midsize company risk. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.
  Growth and value stock risk. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund's gains or losses.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

2

  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the fund's average annual total returns for each of the fund's share classes to those of the Standard & Poor's Midcap 400 Index and the Russell Midcap Index, broad measures of midcap value stock performance.These returns include the fund's applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q2 '03	+17.78%
Worst Quarter:	Q3 '02	-14.97%

The year-to-date total return of the fund's Class A shares as of 9/30/06 was 4.90%.

Average annual total returns as of 12/31/05

Share class/		Since
inception date	1 Year	inception

Class A (6/29/01)
returns before taxes	3.71%	8.17%

Class A
returns after taxes
on distributions	3.28%	7.94%

Class A
returns after taxes
on distributions and
sale of fund shares	2.87%	7.01%

Class B (6/29/01)
returns before taxes	5.18%	8.41%

Class C (6/29/01)
returns before taxes	8.18%	8.74%

Class R (6/29/01)
returns before taxes	10.00%	9.82%

Class T (6/29/01)
returns before taxes	4.88%	8.24%

S&P 400 Index
reflects no deduction for
fees, expenses or taxes	12.56%	9.37%*

Russell Midcap Index
reflects no deduction for
fees, expenses or taxes	12.65%	9.92%*

* For comparative purposes, the value of each index on 6/30/01 is used as the beginning value on 6/29/01.

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75	.75
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	.35	.45	.37	1.33	.29

Total annual fund operating expenses	1.35	2.20	2.12	2.08	1.54

Fee waiver and/or expense reimbursements	(.01)	(.03)	—	(.87)	—

Net operating expenses***	1.34	2.17	2.12	1.21	1.54

* Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
***The Dreyfus Corporation has contractually agreed, until August 31, 2007, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes exceed 1.25% (excluding 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordi-
nary expenses).

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$704	$977	$1,271	$2,105

Class B

with redemption	$620	$985	$1,377	$2,119 †

without redemption	$220	$685	$1,177	$2,119 †

Class C
with redemption	$315	$664	$1,139	$2,452

without redemption	$215	$664	$1,139	$2,452

Class R	$123	$568	$1,039	$2,341

Class T	$600	$915	$1,252	$2,202

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, fiveand ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment in such shares and may cost you more than paying other types of sales charges.

†Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

Shareholder services fee: a fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Class A, B, C and T shares.

Other expenses: fees paid by the fund for the miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investor advisers

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Franklin Portfolio Associates, LLC, located at One Boston Place, Boston, Massachusetts 02108, to serve as the fund's sub-investment adviser. Franklin Portfolio, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments. As of November 30, 2006, Franklin Portfolio managed approximately $20.2 billion in assets for corporate pension plans, public pension plans, endowments, foundations, non-registered investment companies and Taft-Hartley pension plans, as well as acting as sub-adviser for six registered investment companies with approximately $14.5 billion in aggregate assets.

Michael F. Dunn is the fund's primary portfolio manager. Mr. Dunn has been employed by Franklin Portfolio since October 1999. Prior to joining Franklin Portfolio, Mr. Dunn was responsible for quantitative research and development at Wellington Management Company from 1994 to October 1999.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

6

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated."Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all divi-

dends and distributions. These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	17.75	14.74	12.88	10.84	11.79
Investment operations: Investment income (loss) — net [1]	.02	(.02)	(.01)	(.04)	(.05)

Net realized and unrealized gain (loss) on investments	1.25	3.36	1.87	2.08	(.82)
Total from investment operations	1.27	3.34	1.86	2.04	(.87)
Distributions: Dividends from investment income — net	—	—	—	—	(.08)
Dividends from net realized gain on investments	(.45)	(.33)	—	—	—

Total distributions	(.45)	(.33)	—	—	(.08)

Net asset value, end of period	18.57	17.75	14.74	12.88	10.84
Total Return (%)[2]	7.23	22.88	14.35	18.91	(7.47)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35	1.71	3.05	5.50	8.41
Ratio of net expenses to average net assets	1.34	1.46	1.50	1.50	1.50
Ratio of net investment income (loss) to average net assets	.09	(.11)	(.12)	(.35)	(.47)
Portfolio turnover rate	119.22	160.45	90.83	109.53	96.81

Net assets, end of period ($ x 1,000)	37,056	18,910	3,135	1,310	623

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.
		Year Ended August 31,
Class B	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	17.23	14.43	12.72	10.78	11.78
Investment operations: Investment (loss) — net [1]	(.13)	(.15)	(.13)	(.12)	(.14)

Net realized and unrealized gain (loss) on investments	1.22	3.28	1.84	2.06	(.82)
Total from investment operations	1.09	3.13	1.71	1.94	(.96)
Distributions: Dividends from investment income — net	—	—	—	—	(.04)

Dividends from net realized gain on investments	(.45)	(.33)	—	—	—

Total distributions	(.45)	(.33)	—	—	(.04)

Net asset value, end of period	17.87	17.23	14.43	12.72	10.78
Total Return (%)[2]	6.33	21.90	13.44	18.00	(8.15)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.20	2.62	3.81	6.34	9.16
Ratio of net expenses to average net assets	2.17	2.30	2.25	2.25	2.25
Ratio of net investment (loss) to average net assets	(.73)	(.96)	(.88)	(1.11)	(1.22)

Portfolio turnover rate	119.22	160.45	90.83	109.53	96.81

Net assets, end of period ($ x 1,000)	5,646	5,288	2,228	1,182	615

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.

8

		Year Ended August 31,
Class C	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	17.23	14.42	12.71	10.77	11.78
Investment operations: Investment (loss) — net [1]	(.12)	(.15)	(.12)	(.12)	(.14)

Net realized and unrealized gain (loss) on investments	1.20	3.29	1.83	2.06	(.83)
Total from investment operations	1.08	3.14	1.71	1.94	(.97)
Distributions: Dividends from investment income — net	—	—	—	—	(.04)

Dividends from net realized gain on investments	(.45)	(.33)	—	—	—

Total distributions	(.45)	(.33)	—	—	(.04)

Net asset value, end of period	17.86	17.23	14.42	12.71	10.77
Total Return (%)[2]	6.39	21.91	13.45	18.01	(8.20)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.12	2.45	3.81	6.41	9.16
Ratio of net expenses to average net assets	2.12	2.25	2.25	2.25	2.25
Ratio of net investment (loss) to average net assets	(.68)	(.90)	(.87)	(1.12)	(1.22)

Portfolio turnover rate	119.22	160.45	90.83	109.53	96.81

Net assets, end of period ($ x 1,000)	21,865	13,395	1,286	320	219

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.
		Year Ended August 31,
Class R	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	17.91	14.85	12.94	10.85	11.80
Investment operations: Investment income (loss) — net [1]	.04	.00 [2]	.03	(.01)	(.03)

Net realized and unrealized gain (loss) on investments	1.25	3.39	1.88	2.10	(.82)
Total from investment operations	1.29	3.39	1.91	2.09	(.85)
Distributions: Dividends from investment income — net	—	—	—	—	(.10)
Dividends from net realized gain on investments	(.45)	(.33)	—	—	—

Total distributions	(.45)	(.33)	—	—	(.10)

Net asset value, end of period	18.75	17.91	14.85	12.94	10.85
Total Return (%)	7.28	23.05	14.67	19.36	(7.29)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.08	1.73	2.84	5.41	8.15
Ratio of net expenses to average net assets	1.21	1.29	1.25	1.25	1.25
Ratio of net investment income (loss) to average net assets	.24	.05	.11	(.07)	(.22)
Portfolio turnover rate	119.22	160.45	90.83	109.53	96.81

Net assets, end of period ($ x 1,000)	5,491	2,068	239	209	175

[1] Based on average shares outstanding at each month end. [2] Amounts represents less than $.01 per share.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class T	2006	2005	2004	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	17.60	14.65	12.83	10.82	11.79
Investment operations: Investment (loss) — net [1]	(.02)	(.05)	(.04)	(.06)	(.08)

Net realized and unrealized gain (loss) on investments	1.24	3.33	1.86	2.07	(.82)
Total from investment operations	1.22	3.28	1.82	2.01	(.90)
Distributions: Dividends from investment income — net	—	—	—	—	(.07)

Dividends from net realized gain on investments	(.45)	(.33)	—	—	—

Total distributions	(.45)	(.33)	—	—	(.07)

Net asset value, end of period	18.37	17.60	14.65	12.83	10.82
Total Return (%)[2]	7.00	22.60	14.10	18.67	(7.67)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.93	3.34	5.92	8.65
Ratio of net expenses to average net assets	1.54	1.71	1.75	1.75	1.75
Ratio of net investment (loss) to average net assets	(.11)	(.32)	(.39)	(.57)	(.72)

Portfolio turnover rate	119.22	160.45	90.83	109.53	96.81

Net assets, end of period ($ x 1,000)	4,777	1,947	243	206	174

[1] Based on average shares outstanding at each month end. [2] Exclusive of sales charge.

10

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund's Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the rein-vestment of fund dividends.

Deciding which class of shares to buy: Class A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none

	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Your Investment 11

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

12

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.drey-fus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales load. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
  "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006

Your Investment 13

SHAREHOLDER GUIDE (continued)

  investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfusmanaged money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or nonqualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund's distributor or a SEP-IRA

14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed

sold in the:	subject to the charge

First year	4.00%

Second year	4.00%

Third year	3.00%

Fourth year	3.00%

Fifth year	2.00%

Sixth year	1.00%

Thereafter	none

Class B shares also are subject to an annual Rule

12-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Your Investment 15

SHAREHOLDER GUIDE (continued)

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its existing shares outstanding. The fund's shares are offered at NAV, but Class A and Class T are subject to a front-end sales charge, and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

16

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses

For more complete IRA information, consult Dreyfus or your tax professional.

Your Investment 17

SHAREHOLDER GUIDE (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in paper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

18

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbi-trage).This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or C shares,
as long as the amount of any withdrawal
does not exceed on an annual
basis 12% of the greater of the
account value at the time of the first
withdrawal under the plan, or at the
time of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You also can exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc.You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

INSTRUCTIONS FOR REGULAR ACCOUNTS

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 23

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

24

INSTRUCTIONS FOR IRAS

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

Your Investment 25

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).The SAI incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com , under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
On the Internet Text-only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov
You can also obtain copies, after paying a duplicating fee,
by visiting the SEC's Public Reference Room in Washington, DC
(for information, call 1-202-551-8090) or by E-mail request to
publicinfo@sec.gov, or by writing to the SEC's Public Reference
Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation 0936P0107

Dreyfus Premier Structured Large Cap Value Fund
Seeks long-term capital growth by investing in large-capitalization value stocks

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	11
Distributions and Taxes	21
Services for Fund Investors	22
Instructions for Regular Accounts	23
Instructions for IRAs	25

For More Information

See back cover.

Dreyfus Premier Structured Large Cap Value Fund

Ticker Symbols	Class A: DLVAX
Class B: DLVBX
Class C: DLVCX
Class R: DLVRX
Class T: DLVTX

The Fund

GOAL/APPROACH

The fund seeks long-term capital growth.To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of companies included in the Russell 1000 Value Index at the time of purchase. The fund's stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings.

The portfolio managers select stocks through a "bottom-up" structured approach that seeks to identify undervalued securities using a quantitative screening process.This process is driven by computer models that identify and rank stocks based on:

  fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for a stock compared to its past, its peers and the models' overall stock universe long-term growth, based on measure that reflect the changes in estimated long-term earnings growth over multiple horizons additional factors, such as technical factors, trading by company insiders or share issuance/buyback data

Next, the portfolio managers construct the portfolio through a "bottom-up" and structured approach, focusing on stock selection as opposed to making proactive decisions as to industry sector exposure. The fund attempts to have a neutral exposure to industries and capitalizations relative to its benchmark. Finally, within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Large companies: established companies that tend to have long histories of operation, well-established business relationships, substantial resources and the ability to weather change and economic downturn.

Computer models: proprietary computer models that evaluate and rank a universe of over 3,500 stocks. The portfolio managers review each of the screens on a regular basis. The portfolio managers also maintain the flexibility to adapt the screening criteria to changes in market conditions.

Value companies: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.
  Value stock risk. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.
  Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund's gains or losses.
  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

2

  IPO risk. The fund may purchase securiti companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower.The table compares the fund's average annual total returns for each of the fund's share classes to those of the Russell 1000 Value Index, a broad measure of value stock performance. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q4 '04	+9.30%
Worst Quarter:	Q2 '04	-1.06%

The year-to-date total return of the fund's Class A shares as of 9/30/06 was 10.61%.

Average annual total returns as of 12/31/05

Share class/		Since
inception date	1 Year	inception

Class A (12/31/03)
returns before taxes	0.11%	8.17%

Class A
returns after taxes
on distributions	-1.03%	7.28%

Class A
returns after taxes
on distributions and
sale of fund shares	1.14%	6.81%

Class B (12/31/03)
returns before taxes	1.51%	9.25%
Class C (12/31/03)
returns before taxes	4.46%	10.57%
Class R (12/31/03)
returns before taxes	6.56%	11.71%
Class T (12/31/03)
returns before taxes	1.22%	8.62%

Russell 1000
Value Index
reflects no deduction for
fees, expenses or taxes	7.05%	11.67%

What this fund is — and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75	.75
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	3.75	3.74	3.76	3.71	3.71

Total	4.75	5.49	5.51	4.46	4.96

Fee waiver and/or expense reimbursements	(3.25)	(3.24)	(3.26)	(3.21)	(3.21)

Net operating expenses***	1.50	2.25	2.25	1.25	1.75

* Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.
** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
*** The Dreyfus Corporation has contractually agreed, until August 31, 2007, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes exceed 1.25% (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses).

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$719	$1,648	$2,582	$4,936
Class B

with redemption	$628	$1,651	$2,662	$4,929 †

without redemption	$228	$1,351	$2,462	$4,929 †

Class C
with redemption	$328	$1,355	$2,470	$5,208

without redemption	$288	$1,355	$2,470	$5,208

Class R	$127	$1,058	$1,998	$4,394

Class T	$620	$1,598	$2,578	$5,029

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

Rule 12b-1 fee: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment in such shares and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Class A, B, C and T shares.

Other expenses: fees paid by the fund for the miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investment advisers

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, Dreyfus waived receipt of its management fee from the fund pursuant to an undertaking. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Finanical and The Bank of New York Company, Inc. (BNY) announced that they had enteredd into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY's and Mellon Financial shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisafaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed int he third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, Franklin Portfolio Associates, LLC, located at Two International Place, Boston, Massachusetts 02110, to serve as the fund's sub-investment adviser. Franklin Portfolio, subject to Dreyfus' supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund's investments. As of November 30, 2006, Franklin Portfolio managed approximately $20.2 billion in assets for corporate pension plans, public pension plans, endowments, foundations, non-registered investment companies and Taft-Hartley pension plans, as well as acting as sub-adviser for six registered investment companies with approximately $14.5 billion in aggregate assets.

Oliver E. Buckley is the fund's primary portfolio manager. Mr. Buckley has been employed by Franklin Portfolio since September 2000. Prior to joining Franklin Portfolio, Mr. Buckley was responsible for research in the structured products group at INVESCO from 1996 to September 2000.

The fund's Statement of Additional Information (SAI) provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.

6

Distributor

The fund's distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended August 31,
Class A	2006	2005	2004 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.89	13.05	12.50
Investment operations: Investment income — net [2]	.16	.14	.08
Net realized and unrealized gain (loss) on investments	1.20	2.10	.47
Total from investment operations	1.36	2.24	.55
Distributions: Dividends from investment income — net	(.10)	(.15)	—
Dividends from net realized gain on investments	(.85)	(.25)	—

Total distributions	(.95)	(.40)	—

Net asset value, end of period	15.30	14.89	13.05
Total Return (%) [3]	9.63	17.34	4.40 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.75	4.96	7.32 [4]
Ratio of net expenses to average net assets	1.50	1.47	1.00 [4]
Ratio of net investment income to average net assets	1.07	.97	.61 [4]
Portfolio turnover rate	85.08	82.50	57.46 [4]
Net assets, end of period ($ x 1,000)	569	499	427

[1] From December 31, 2003 (commencement of operations) to August 31, 2004. [2] Based on average shares outstanding at each month end. [3] Exclusive of sales charge. [4] Not annualized.

8

	Year Ended August 31,
Class B	2006	2005	2004 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.80	12.98	12.50
Investment operations: Investment income — net [2]	.05	.03	.01
Net realized and unrealized gain (loss) on investments	1.19	2.10	.47
Total from investment operations	1.24	2.13	.48
Distributions: Dividends from investment income — net	—	(.06)	—
Dividends from net realized gain on investments	(.85)	(.25)	—

Total distributions	(.85)	(.31)	—

Net asset value, end of period	15.19	14.80	12.98
Total Return (%) [3]	8.81	16.50	3.84 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.49	5.71	7.84 [4]
Ratio of net expenses to average net assets	2.25	2.23	1.51 [4]
Ratio of net investment income to average net assets	.32	.21	.11 [4]
Portfolio turnover rate	85.08	82.50	57.46 [4]
Net assets, end of period ($ x 1,000)	638	562	465

[1] From December 31, 2003 (commencement of operations) to August 31, 2004. [2] Based on average shares outstanding at each month end. [3] Exclusive of sales charge. [4] Not annualized.
	Year Ended August 31,
Class C	2006	2005	2004 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.79	12.98	12.50
Investment operations: Investment income — net [2]	.05	.03	.01
Net realized and unrealized gain (loss) on investments	1.20	2.09	.47
Total from investment operations	1.25	2.12	.48
Distributions: Dividends from investment income — net	(.01)	(.06)	—
Dividends from net realized gain on investments	(.85)	(.25)	—

Total distributions	(.86)	(.31)	—

Net asset value, end of period	15.18	14.79	12.98
Total Return (%) [3]	8.85	16.44	3.84 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.51	5.71	7.83 [4]
Ratio of net expenses to average net assets	2.25	2.24	1.51 [4]
Ratio of net investment income to average net assets	.32	.20	.11 [4]
Portfolio turnover rate	85.08	82.50	57.46 [4]
Net assets, end of period ($ x 1,000)	651	590	446

[1] From December 31, 2003 (commencement of operations) to August 31, 2004. [2] Based on average shares outstanding at each month end. [3] Exclusive of sales charge. [4] Not annualized.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
Per-Share Data ($):
Net asset value, beginning of period	14.92	13.07	12.50
Investment operations: Investment income — net [2]	.20	.17	.10
Net realized and unrealized gain (loss) on investments	1.19	2.11	.47
Total from investment operations	1.39	2.28	.57
Distributions: Dividends from investment income — net	(.13)	(.18)	—
Dividends from net realized gain on investments	(.85)	(.25)	—

Total distributions	(.98)	(.43)	—

Net asset value, end of period	15.33	14.92	1307
Total Return (%)	9.88	17.68	4.56 [3]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.46	4.70	7.15 [3]
Ratio of net expenses to average net assets	1.25	1.22	.84 [3]
Ratio of net investment income to average net assets	1.32	1.22	.78 [3]
Portfolio turnover rate	85.08	82.50	57.46 [3]
Net assets, end of period ($ x 1,000)	560	495	419

[1] From December 31, 2003 (commencement of operations) to August 31, 2004. [2] Based on average shares outstanding at each month end. [3] Not annualized.
	Year Ended August 31,
Class T	2006	2005	2004 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.86	13.03	12.50
Investment operations: Investment income — net [2]	.12	.10	.06
Net realized and unrealized gain (loss) on investments	1.20	2.10	.47
Total from investment operations	1.32	2.20	.53
Distributions: Dividends from investment income — net	(.06)	(.12)	—
Dividends from net realized gain on investments	(.85)	(.25)	—

Total distributions	(.91)	(.37)	—

Net asset value, end of period	15.27	14.86	13.03
Total Return (%) [3]	9.31	17.02	4.24 [4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.96	5.20	7.49 [4]
Ratio of net expenses to average net assets	1.75	1.71	1.17 [4]
Ratio of net investment income to average net assets	.82	.72	.44 [4]
Portfolio turnover rate	85.08	82.50	57.46 [4]
Net assets, end of period ($ x 1,000)	534	488	417

[1] From December 31, 2003 (commencement of operations) to August 31, 2004. [2] Based on average shares outstanding at each month end. [3] Exclusive of sales charge. [4] Not annualized.

10

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund's Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy: Class A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none
	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

Your Investment 11

SHAREHOLDER GUIDE (continued)

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the higher ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has a lower ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

12

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales load. For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

You can reduce your initial sales charge in the following ways:

  Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor
  "wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006

Your Investment 13

SHAREHOLDER GUIDE (continued)

  investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfusmanaged money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or nonqualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts . Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund's distributor or a SEP-IRA

14

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed
sold in the:	subject to the charge

First year	4.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are subject to a lower Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans

Your Investment 15

SHAREHOLDER GUIDE (continued)

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.The fund's investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors have no access to the fund.

Investments in foreign securities and certain thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see "Your Investment — Shareholder Guide — General Policies" for further information about the fund's frequent trading policy .

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its existing shares outstanding. The fund's shares are offered at NAV, but Class A and Class T are subject to a front-end sales charge, and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

16

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

Your Investment 17

SHAREHOLDER GUIDE (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

18

General policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
  "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)
  refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Your Investment 19

SHAREHOLDER GUIDE (continued)

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

20

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

Your Investment 21

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

22

INSTRUCTIONS FOR REGULAR ACCOUNTS

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 23

INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

24

INSTRUCTIONS FOR IRAS

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

Your Investment 25

For More Information

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.The fund's most recent annual and semi-annual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611

By mail Write to:

The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation 0134P0107

Dreyfus Premier Midcap Value Fund
Seeks to exceed the value of the Russell Midcap Value Index

PROSPECTUS January 1, 2007

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	6
Management	7
Financial Highlights	9

Your Investment

Shareholder Guide	12
Distributions and Taxes	22
Services for Fund Investors	23
Instructions for Regular Accounts	24
Instructions for IRAs	26

For More Information

See back cover.

Dreyfus Premier Midcap Value Fund

Ticker Symbols	Class A: DMVPX
Class B: DMVBX
Class C: DMVCX
Class R: DMVRX
Class T: DMVTX

The Fund

GOAL/APPROACH

The fund seeks to exceed the performance of the Russell Midcap Value Index.To pursue this goal, the fund normally invests at least 80% of its assets in stocks of midcap companies. The fund currently considers companies with market capitalizations within the range of companies in the S&P Midcap 400 Index or the Russell Midcap Index at the time of purchase to be midcap companies. Because the fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of the fund’s holdings can have market capitalizations outside the range of the indicies at any given time. The fund’s stock investments may include common stocks, preferred stocks and con-vertible securities, including those purchased in initial public offerings. The fund may invest up to 15% of its assets in foreign securities.

The portfolio manager identifies potential investments through extensive quantitative and fundamental research. In choosing stocks, the portfolio manager focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors:

  relative value, or how a stock is valued relative to its intrinsic worth based on traditional value measures. Estimates of fair values are based on comparisons to industry averages or historic norms rather than solely on an average of the overall market business health, or overall efficiency and profitability as measured by return on assets and return on equity business momentum, or the presence of a catalyst (such as a corporate restructuring, change in management or spin-off ) that will trigger a price increase near term to midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining business momentum or falls short of the portfolio manager’s expectations.

The fund may, but is not required to, use derivatives, such as futures, options and forward contracts, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy.The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

Midcap companies: established companies that may not be well known. Midcap companies may lack the resources to weather economic shifts, though they can be faster to innovate than large companies.

Relative value: the identification of stocks trading inexpensively relative to a sector or peer group based on certain financial measurements such as price-to-earnings or price-to-book ratios. Using a relative valuation approach may mean investing in securities and industries traditionally thought to be growth-oriented.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs or competitive conditions within an industry.
  Issuer risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.
  Midsize company risk. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. Some of the fund’s investments will rise and fall based on investor perception rather than economic factors.
  Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation would cause the stock price to drop.
  Value stock risk. Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).
  Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.
  Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, may magnify the fund’s gains or losses.
  Foreign investment risk. To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
2

  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possi- bly greater than, the risks associated with invest- ing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required pay- ments or otherwise comply with the derivative instruments’ terms.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short posi- tion) at a time when the security has appreciated in value, thus resulting in a loss to the fund.
  IPO risk. The fund may purchase securities of companies in initial public offerings (IPOs). The prices of securities purchased in IPOs can be very volatile.The effect of IPOs on the fund’s perfor- mance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund’s asset base increases, IPOs often have a diminished effect on such fund’s performance.
Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund’s Class A shares from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns for each of the fund’s share classes to those of the Russell Midcap Value Index, a broad measure of midcap value stock performance. These returns include the fund’s applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance of each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares adjusted to reflect sales loads. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Best Quarter:	Q2 ’03	+20.50%
Worst Quarter:	Q3 ’02	-20.61%

The year-to-date total return of the fund’s Class A shares as of 9/30/06 was 3.86%.

4

Average annual total returns as of 12/31/05

Share class/		Since
inception date	1 Year	inception

Class A (6/29/01)
returns before taxes	.65%	3.71%

Class A
returns after taxes
on distributions	-2.27%	2.55%

Class A
returns after taxes
on distributions and
sale of fund shares	1.35%	2.62%

Class B (6/30/04)
returns before taxes	2.22%	7.01%

Class C (6/30/04)
returns before taxes	4.99%	9.32%

Class R (6/30/04)
returns before taxes	5.41%	8.97%

Class T (6/30/04)
returns before taxes	1.45%	6.04%

Russell Midcap Value Index
reflects no deduction for
fees, expenses or taxes	12.65%	12.85%*

* Based on life of Class A. For comparative purposes, the value of the index on 6/30/01 is used as the beginning value on 6/29/01.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund 5

E X P E N S E S

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

	Class A	Class B*	Class C	Class R	Class T

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	5.75	none	none	none	4.50
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none	none**

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.75	.75	.75	.75	.75
Rule 12b-1 fee	none	.75	.75	none	.25
Shareholder services fee	.25	.25	.25	none	.25
Other expenses	.81	.90	.96	1.45	1.38

Total	1.81	2.65	2.71	2.20	2.63

Fee waiver and/or expense reimbursements	(.31)	(.40)	(.46)	(.95)	(.88)

Net operating expenses***	1.50	2.25	2.25	1.25	1.75

* Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

** Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

***The Dreyfus Corporation has contractually agreed, until August 31, 2007, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes exceed 1.25% (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses).

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$719	$1,083	$1,471	$2,555
Class B

with redemption	$628	$1,086	$1,569	$2,562 †

without redemption	$228	$786	$1,369	$2,562 †

Class C
with redemption	$328	$798	$1,394	$3,008
without redemption	$228	$798	$1,394	$3,008
Class R	$127	$597	$1,093	$2,460

Class T	$620	$1,151	$1,707	$3,218

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five-, and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

6

MANAGEMENT
Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $191 billion in approximately 200 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.44% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the fiscal year ended August 31, 2006. Dreyfus is the primary mutual fund business of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world’s leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $5.3 trillion in assets under management, administration or custody, including $918 billion under management.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. (BNY) announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of NewYork Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation. The transaction is subject to certain regulatory approvals and the approval of BNY’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and BNY expect the transaction to be completed in the third quarter of 2007.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged its affiliate, The Boston Company Asset Management, LLC (TBCAM), located at One Boston Place, Boston, Massachusetts 02108, to serve as the fund’s sub-investment adviser. TBCAM, subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments. As of November 30, 2006, TBCAM managed approximately $23.9 billion in assets for 65 other registered investment companies and provided investment advisory services to discretionary accounts having aggregate assets of approximately $47.07 billion.

David A. Daglio has been the fund’s primary portfolio manager since September 2003. Mr. Daglio is a senior vice president of TBCAM, which he joined in 1997. In April 2001, Mr. Daglio became a dual employee of Dreyfus and TBCAM.

The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The Fund 7

MANAGEMENT (continued)
Distributor

The fund’s distributor is Dreyfus Service Corporation (DSC), a wholly owned subsidiary of Dreyfus. Dreyfus or DSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund.These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, Dreyfus or DSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics

The fund, Dreyfus and DSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

8

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated.“Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all divi-

dends and distributions. These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended August 31,
Class A	2006	2005	2004 [1]	2003	2002

Per-Share Data ($):
Net asset value, beginning of period	14.22	12.58	10.91	8.90	11.77
Investment operations: Investment (loss) — net [2]	(.01)	(.04)	(.04)	(.03)	(.08)

Net realized and unrealized gain (loss) on investments	.66	2.59	1.71	2.04	(2.73)
Total from investment operations	.65	2.55	1.67	2.01	(2.81)
Distributions: Dividends from investment income — net	—	—	—	—	(.01)

Dividends from net realized gain on investments	(1.59)	(.91)	—	—	(.05)

Total distributions	(1.59)	(.91)	—	—	(.06)
Net asset value, end of period	13.28	14.22	12.58	10.91	8.90

Total Return (%)	4.87 [3]	20.67 [3]	15.20 [3]	22.70	(24.00)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.85	1.86	2.35	3.31
Ratio of net expenses to average net assets	1.50	1.50	1.50	1.50	1.50
Ratio of net investment (loss) to average net assets	(.07)	(.29)	(.31)	(.33)	(.74)
Portfolio turnover rate	162.03	122.57	154.39	159.07	146.66

Net assets, end of period ($ x 1,000)	14,418	16,613	15,932	9,418	6,432

[1] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.

	Year Ended August 31,
Class B	2006	2005	2004 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.10	12.58	13.43
Investment operations: Investment (loss) — net [2]	(.10)	(.15)	(.02)
Net realized and unrealized gain (loss) on investments	.64	2.58	(.83)
Total from investment operations	.54	2.43	(.85)
Distributions: Dividends from net realized gain on investments	(1.59)	(.91)	—
Net asset value, end of period	13.05	14.10	12.58
Total Return (%) [3]	4.07	19.67	(6.33)[4]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.65	2.72	.62 [4]
Ratio of net expenses to average net assets	2.25	2.34	.39 [4]
Ratio of net investment (loss) to average net assets	(.77)	(1.14)	(.17)[4]
Portfolio turnover rate	162.03	122.57	154.39
Net assets, end of period ($ x 1,000)	606	345	108

[1] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] Not annualized.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,
Class C	2006	2005	2004 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.07	12.56	13.43

Investment operations: Investment income (loss) — net [2]	(.11)	(.15)	(.02)

Net realized and unrealized gain (loss) on investments	.65	2.57	(.85)
Total from investment operations	.54	2.42	(.87)

Distributions: Dividends from net realized gain on investments	(1.59)	(.91)	—

Net asset value, end of period	13.02	14.07	12.56

Total Return (%) [3]	4.08	19.63	(6.48) [4]

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	2.71	2.76	.59 [4]

Ratio of net expenses to average net assets	2.25	2.35	.39 [4]

Ratio of net investment (loss) to average net assets	(.79)	(1.15)	(.18) [4]

Portfolio turnover rate	162.03	122.57	154.39

Net assets, end of period ($ x 1,000)	440	338	12

[1] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.

[2] Based on average shares outstanding at each month end.

[3] Exclusive of sales charge.

[4] Not annualized.

	Year Ended August 31,

Class R	2006	2005	2004 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.01	12.59	13.43

Investment operations: Investment (loss) — net [2]	.03	(.25)	(.00) [3]

Net realized and unrealized gain (loss) on investments	.61	2.58	(.84)

Total from investment operations	.64	2.33	(.84)

Distributions: Dividends from net realized gain on investments	(1.59)	(.91)	—

Net asset value, end of period	13.06	14.01	12.59

Total Return (%)	4.92	18.84	(6.26) [4]

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	2.20	3.47	.34 [4]

Ratio of net expenses to average net assets	1.25	3.04	.21 [4]

Ratio of net investment income (loss) to average net assets	.24	(1.83)	(.03) [4]

Portfolio turnover rate	162.03	122.57	154.39

Net assets, end of period ($ x 1,000)	16	6	1

[1] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.

[2] Based on average shares outstanding at each month end.

[3] Amount represents less than $.01 per share.

[4] Not annualized.

10

	Year Ended August 31,

Class T	2006	2005	2004 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.07	12.58	13.43

Investment operations: Investment (loss) — net [2]	(.07)	(.10)	(.01)

Net realized and unrealized gain (loss) on investments	.70	2.50	(.84)

Total from investment operations	.63	2.40	(.85)

Distributions: Dividends from net realized gain on investments	(1.59)	(.91)	—

Net asset value, end of period	13.11	14.07	12.58

Total Return (%)[3]	4.81	19.45	(6.33) [4]

Ratios/Supplemental Data (%):

Ratio of total expenses to average net assets	2.63	2.35	.43 [4]

Ratio of net expenses to average net assets	1.75	1.96	.30 [4]

Ratio of net investment (loss) to average net assets	(.50)	(.73)	(.12) [4]

Portfolio turnover rate	162.03	122.57	154.39

Net assets, end of period ($ x 1,000)	10	31	1

[1] The fund commenced offering five classes of shares on June 30, 2004.The existing shares were redesignated Class A shares.

[2] Based on average shares outstanding at each month end.

[3] Exclusive of sales charge.

[4] Not annualized.

The Fund 11

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, B, C, T and R shares of the fund.

The fund’s Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the rein-vestment of fund dividends.

Deciding which class of shares to buy: Class A, C, R and T shares

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A or Class T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees, and Class T shares have lower ongoing Rule 12b-1 fees than Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class T	Class R

Initial sales charge	up to 5.75%	none	up to 4.50%	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	0.25%	none

Ongoing shareholder service fee	0.25%	0.25%	0.25%	none

Contingent deferred sales charge	1% on sale of	1% on sale of	1% on sale of	none

	shares bought	shares held for	shares bought
	within one year	one year or less	within one year
	without an initial		without an initial
	sales charge as		sales charge as
	part of an		part of an
	investment of		investment of
	$1 million		$1 million
	or more		or more

Conversion feature	no	no	no	no

Recommended purchase maximum	none	$1 million	$1 million	none

12

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.50%	4.70%
$100,000 to $249,999	3.50%	3.60%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Class T share considerations

When you invest in Class T shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment.We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

The initial sales charge on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T shares may eventually exceed the initial sales charge differential invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees

Since some of your investment goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class C shares, and paying an up-front sales charge if you:

  qualify for a reduced or waived sales charge
  are unsure of your expected holding period
Class T sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.00%	2.00%
$500,000 to $999,999	1.50%	1.50%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Your Investment 13

SHAREHOLDER GUIDE (continued)

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge.
  For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privi- lege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous pur- chases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.
  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts investors who have continuously owned shares of the fund since before the imposition of a sales load qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006.
14

  investors with the cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfusmanaged money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class A and Class T shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  employees participating in qualified or non- qualified employee benefit plans shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing rollovers. Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the fund at NAV in such account

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class R share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on purchases of Class R shares, and you do not pay any ongoing service or distribution fees.

Class R shares may be purchased by:

  a bank trust department or other financial ser- vices provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered an agreement with the fund’s distributor or a SEP-IRA
Your Investment 15

SHAREHOLDER GUIDE (continued)

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed

sold in the:	subject to the charge

First year	4.00%

Second year	4.00%

Third year	3.00%

Fourth year	3.00%

Fifth year	2.00%

Sixth year	1.00%

Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee. Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B, C and T shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually redemptions from qualified and non-qualified employee benefit plans
16

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. The fund’s investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with the procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in foreign securities, small-capitalization equity securities and certain other thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s shares are offered at NAV, but Class A and Class T shares are subject to a front-end sales charge and, Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

Your Investment 17

SHAREHOLDER GUIDE (continued)

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Education Savings Account: an account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult Dreyfus or your tax professional.

18

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment 19

SHAREHOLDER GUIDE (continued)
General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm the instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusu- al market conditions change its minimum or maximum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only during unusu- al market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securi- ties rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

20

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders.The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent that the fund significantly invests in thinly traded small-capitalization equity securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbi-trage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Your Investment 21

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including interest income and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

22

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders
funds (not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan, or
at the time of the subsequent
withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds and Class B shares into Class B shares of General Money Market Fund, Inc. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment 23

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

24

Your Investment 25

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Trust Company, Custodian.

26

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier Midcap Value Fund A series of Advantage Funds, Inc. SEC file number: 811-7123

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semi-annual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:
By telephone Call your financial representative or 1-800-554-4611 By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2007 Dreyfus Service Corporation

ADVANTAGE FUNDS, INC.
DREYFUS EMERGING LEADERS FUND
DREYFUS MIDCAP VALUE FUND
DREYFUS SMALL COMPANY VALUE FUND
DREYFUS PREMIER TECHNOLOGY GROWTH FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER FUTURE LEADERS FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER STRATEGIC VALUE FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER INTERNATIONAL VALUE FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER SELECT MIDCAP GROWTH FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER STRUCTURED MIDCAP FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER STRUCTURED LARGE CAP VALUE FUND
(Class A, Class B, Class C, Class R and Class T Shares)
DREYFUS PREMIER MIDCAP VALUE FUND
(Class A, Class B, Class C, Class R and Class T Shares)
STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2007

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses dated January 1, 2007 of the funds listed above, each of which is a separate series (each, a “Fund” and collectively, the “Funds”) of Advantage Funds, Inc. (the “Company”), as each Prospectus may be revised from time to time. To obtain a copy of the Prospectus for Dreyfus Emerging Leaders Fund, Dreyfus Midcap Value Fund or Dreyfus Small Company Value Fund, please call your financial adviser, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800-645-6561 In New York City – Call 1-718-895-1206 Outside the U.S. – Call 516-794-5452

     To obtain a copy of the Prospectus for Dreyfus Premier Technology Growth Fund, Dreyfus Premier Future Leaders Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Premier International Value Fund, Dreyfus Premier Select Midcap Growth Fund, Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund or Dreyfus Premier Midcap Value Fund (collectively, the “Dreyfus Premier Funds”), please call your financial adviser, write to the Fund at the above address, visit www.dreyfus.com, or call 1-800-554-4611.

     The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

DESCRIPTION OF THE COMPANY AND FUNDS

     The Company is a Maryland corporation formed on November 16, 1993. The Company is an open-end management investment company, known as a mutual fund. Each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each Fund’s investment adviser. The Manager has engaged Franklin Portfolio Associates, LLC (“Franklin Portfolio”) to serve as sub-investment adviser for Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund and has engaged The Boston Company Asset Management, LLC (“TBCAM”) to serve as Dreyfus Premier Midcap Value Fund’s sub-investment adviser. Franklin Portfolio and TBCAM provide day-to-day management of the respective Fund’s investments, subject to the supervision of the Manager. Franklin Portfolio and TBCAM are each referred to herein as a “Sub-Adviser,” and collectively as the “Sub-Advisers.”

Dreyfus Service Corporation (the “Distributor”) is the distributor of each Fund’s shares.

Certain Portfolio Securities

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.

     Common and Preferred Stocks. (All Funds) Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

     Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Depositary Receipts. (All Funds) Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Warrants. (All Funds) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

     Investment Companies. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See “Lending Portfolio Securities.”

     Exchange-Traded Funds. (All Funds) Each Fund may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to a securities (or commodities) index. These may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq 100 Shares”) and iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

     The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

     Illiquid Securities. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

     Money Market Instruments. (All Funds) When the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be) determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

     The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.

     Foreign Currency Transactions. (All Funds) A Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, a Fund’s purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund’s success in these transactions may depend on the ability of the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

     Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. The Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns. To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund’s net assets. A Fund may not make a short sale, which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     A Fund also may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale. At no time will more than 15% of the value of a Fund’s net assets be in deposits on short sales against the box.

     Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Borrowing Money. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each of Dreyfus Premier International Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Strategic Value Fund, and Dreyfus Premier Select Midcap Growth Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund’s total assets, the Fund will not make any additional investments.

     Leverage. (All Funds, except Dreyfus Premier International Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Strategic Value Fund, and Dreyfus Premier Select Midcap Growth Fund) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. These borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Each of these Funds may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund. Except for these transactions, the Fund’s borrowings generally will be unsecured.

     Derivatives. (All Funds) Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would. Examples of derivative instruments a Fund may use include options contracts, futures contracts, options on futures contracts, structured notes, and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. Dreyfus Premier Select Midcap Growth Fund currently does not intend to engage in futures and options transactions.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

     If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Some derivatives the Funds used involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (“SEC”), the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required by cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forwards contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

     Neither the Company nor any of the Funds will be a commodity pool. The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility as a registered investment company for an exclusion from the definition of commodity pool operator and that neither the Company nor any of the Funds is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions--In General. (All Funds) A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. To the extent described in its Prospectus and this Statement of Additional Information, a Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, commodities, and security or commodity indexes. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

     Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

     Each Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities, which are traded on domestic exchanges or those, which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund, which could adversely affect the value of the Fund’s net assets. Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures and options with respect thereto by a Fund also is subject to the ability of the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions. Each Fund may invest in futures contracts and options on futures contracts, including those with respect to securities indexes, interest rates and currencies.

     A Fund may purchase and sell stock index futures contracts and options thereon. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     A Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. Each Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options, which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including equity securities (including convertible securities), U.S. Government securities, foreign sovereign debt, corporate debt securities, and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

     An option on an index is similar to an option in respect of specific securities or commodities, except that settlement does not occur by delivery of the securities or commodities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular stock or commodity.

     A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     A Fund may purchase cash-settled options on swaps, described below, denominated in U.S. dollars or foreign currency in pursuit of its investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

     Successful use by a Fund of options will be subject to the ability of the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be) to predict correctly movements in the prices of individual stocks, the stock market generally or foreign currencies. To the extent such predictions are incorrect, the Fund may incur losses.

Swap Transactions. A Fund may engage in swap transactions, including currency swaps, index swaps and interest rate swaps. A Fund may enter into swaps for both hedging purposes and to seek to increase total return. A Fund also may enter into options on swap agreements, sometimes called “swaptions.”

     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few week to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used on a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

     Most swap agreements entered into by the Funds are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amount owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

     A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right to return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transaction from financial institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     The use of swap agreements is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio securities transaction. If the Manager (or Sub-Advisor with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus

Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be), is incorrect in its forecasts of applicable market factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with that it would have been if these techniques were not used. In addition, it is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     A Fund will enter into swap agreements only when the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be), believes it would be in the best interests of the Fund to do so. In addition, a Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines).

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currently and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be), it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the judgment the Manager (or Sub-Adviser with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be) that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     Future Developments. (All Funds) A Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

     Lending Portfolio Securities. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the “Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     Forward Commitments. (All Funds) Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

     Equity Securities. (All Funds) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund’s investments will result in changes in the value of its shares and thus the Fund’s total return to investors.

     Dreyfus Premier Strategic Value Fund, Dreyfus Small Company Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Technology Growth Fund, and Dreyfus Premier Future Leaders Fund each may purchase securities of small capitalization companies, and Dreyfus Midcap Value Fund, Dreyfus Premier Midcap Value Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Select Midcap Growth Fund may purchase mid-capitalization companies. The stock prices of these companies may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These Funds, as well as Dreyfus Premier Structured Large Cap Value Fund, and Dreyfus Premier International Value Fund, may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a corporation’s first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the National Association of Securities Dealers, Inc. (“NASD”) apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

     A Fund may purchase securities of companies which have no earnings or have experienced losses. A Fund generally will make these investments based on a belief that actual anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company change, the company’s stock price may decline sharply and its securities may become less liquid.

     Dreyfus Premier Technology Growth Fund invests in, and the other Funds may invest in, securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-today value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

     Fixed-Income Securities. (Dreyfus Premier Strategic Value Fund only) The Fund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by a Fund, such as those rated Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BBB or lower by Standard & Poor’s Ratings Services (“S&P”) may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. See “Lower Rated Securities” below and the “Appendix.”

     Lower Rated Securities. (Dreyfus Premier Strategic Value Fund only) The Fund may invest up to 20% of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody’s or BB by S&P or as low as Caa by Moody’s or CCC by S&P (commonly known as “junk” bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated fixed-income securities. See the

“Appendix” for a general description of the ratings of Moody’s and S&P for fixed-income securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     You should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities generally are considered by Moody’s and S&P to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other obligations of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager’s judgment may play a greater role in valuation.

     These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up bonds. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Foreign Securities. (All Funds) Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income a Fund has available for distribution. Because a portion of a Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which the Fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to enable the Fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of foreign securities usually are held outside the United States, by investing in foreign securities a Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund’s net asset value on days when investors have no access to the Fund.

     Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Investment Restrictions

     Under normal circumstances, each of Dreyfus Premier International Value Fund and Dreyfus Premier Strategic Value Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other instruments with similar economic characteristics). Under normal circumstances, each of Dreyfus Midcap Value Fund, Dreyfus Premier Midcap Value Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Select Midcap Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in mid-cap stocks (or other instruments with similar economic characteristics) as described in its Prospectus. Under normal circumstances, Dreyfus Small Company Value Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in small-cap stocks (or other instruments with similar economic characteristics) as described in its Prospectus. Under normal circumstances Dreyfus Premier Structured Large Cap Value Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in large-cap stocks (or other instruments with similar economic characteristics) as described in its Prospectus. Under normal circumstances, each of Dreyfus Emerging Leaders Fund and Dreyfus Premier Future Leaders Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks (or other instruments with similar economic characteristics) of companies the Manager believes to be emerging or future, respectively, leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Under normal circumstances, Dreyfus Premier Technology Growth Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks (or other instruments with similar economic characteristics) of growth companies of any size that the Manager believes to be leading producers or beneficiaries of technological innovation. Each Fund has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change in its policy to so invest 80% of its assets.

     Each Fund’s investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund’s outstanding voting shares. In addition, each Fund (except as otherwise noted) has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company’s Board members at any time. No Fund may:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

2. Hold more than 10% of the outstanding voting securities of any single issuer.

This investment restriction applies only with respect to 75% of the Fund’s total assets.

     3. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this investment restriction with respect to Dreyfus Premier Technology Growth Fund, the technology sector in general is not considered an industry.

     4. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices. (This investment restriction shall not prohibit a Fund, subject to restrictions described in its Prospectus and this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the Federal securities or commodities law.)

     5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company’s Board. With respect to each of Dreyfus Premier Select Midcap Growth Fund and Dreyfus Premier Structured Large Cap Value Fund, however, this Investment Restriction No. 7 was adopted as follows: The Fund may not lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets) or as otherwise permitted by the Securities and Exchange Commission. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company’s Board.

     8. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

9. Issue any senior security (as such term is defined in Section 18(f) of the 1940

Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 6, 13 and 14 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase securities of any company having less than three years’ continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund’s investments in all such companies to exceed 5% of the value of its total assets. (This investment restriction has not been adopted with respect to Dreyfus Premier Technology Growth Fund, Dreyfus Premier Future Leaders Fund, Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Midcap Value Fund, Dreyfus Premier Select Midcap Growth Fund and Dreyfus Premier Structured Large Cap Value Fund.)

     12. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views. (This investment restriction has not been adopted with respect to Dreyfus Premier Technology Growth Fund.)

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     14. Purchase, sell or write puts, calls or combinations thereof, except as described in the relevant Fund’s Prospectus and Statement of Additional Information.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 6, however, if borrowings exceed 33-1/3% of the value of a Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

     The Company and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund’s securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of limitations imposed by the 1940 Act.

MANAGEMENT OF THE COMPANY

     The Company’s Board is responsible for the management and supervision of the Funds, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

The Dreyfus Corporation…………………………	Investment Adviser
Franklin Portfolio Associates, LLC………………	Sub-Investment Adviser to Dreyfus Premier Structured
Midcap Fund and Dreyfus Premier Structured Large Cap
Value Fund
The Boston Company Asset Management, LLC…	Sub-Investment Adviser to Dreyfus Premier Midcap Value
Fund
Dreyfus Service Corporation………………………	Distributor
Dreyfus Transfer, Inc……………………………….	Transfer Agent
Mellon Bank, N.A…………………………………	Custodian for all Funds, except Dreyfus Premier
International Value Fund
The Bank of New York……………………………	Custodian for Dreyfus Premier International Value Fund

Board Members of the Company[1]

Board members of the Company, together with information as to their positions with the

Company, principal occupations and other board memberships and affiliations, are shown below.

Name (Age)	Principal Occupation	Other Board Memberships and Affiliations
Position with Company	During Past 5 Years
(Since)

Joseph S. DiMartino (63)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Chairman of the Board		Century Business Services, Inc., a provider of outsourcing
(1995)		functions for small and medium size companies, Director
The Newark Group, a provider of a national market of paper
recovery facilities, paperboard mills and paperboard
converting plants, Director
Sunair Services Corporation engaging in the design,
manufacture and sale of high frequency systems for long-
range voice and data communications, as well as providing
certain outdoor-related services to homes and businesses,
Director

Peggy C. Davis (63)	Shad Professor of Law, New York	None
Board Member (2006)	University School of Law (1983 –
present)
Writer and teacher in the fields of
evidence, constitutional theory,
family law, social sciences and the
law, legal process and professional
methodology and training
David P. Feldman (66)	Corporate Director and Trustee	BBH Mutual Funds Group (11 funds), Director
Board Member (1996)		The Jeffrey Company, a private investment company, Director
QMED, a medical device company, Director

James F. Henry (75)	President, The International Institute	Director, advisor and mediator involved in several non-profit
Board Member (2006)	for Conflict Prevention and	organizations, primarily engaged in domestic and
	Resolution, a non-profit	international dispute resolution, and historic preservation
organization principally engaged
in the development of
alternatives to business litigation
(Retired 2003)
Advisor to The Elaw Forum, a
consultant on managing
corporate legal costs
Advisor to John Jay Homestead (the
restored home of the first U.S.
Chief Justice)
Individual Trustee of several trusts

Ehud Houminer (66)	Executive-in-Residence at the	Avnet Inc., an electronics distributor, Director
Board Member (1993)	Columbia Business School,	International Advisory Board to the MBA Program School of
	Columbia University	Management, Ben Gurion University, Chairman
	Principal of Lear, Yavitz and	Explore Charter School, Brooklyn, NY, Chairman
Associates, a management
consulting firm (1996 to 2001)

Name (Age)	Principal Occupation	Other Board Memberships and Affiliations
Position with Company	During Past 5 Years
(Since)

Gloria Messinger (76)	Arbitrator for American Arbitration	Theater for a New Audience, Inc., Director
Board Member (1993)	Association and National	Brooklyn Philharmonic, Director
Association of Securities Dealers,
Inc.
Consultant in Intellectual Property

Dr. Martin Peretz (67)	Editor-in-Chief of The New Republic	Pershing Square Capital Management, Member of Board of
Board Member (2006)	Magazine	Advisers
	Lecturer in Social Studies at Harvard	Montefiore Investments, General Partner
	University (1965-2001)	Harvard Center for Blood Research, Trustee
	Co-Chairman of TheStreet.com, a	Bard College, Trustee
	financial daily on the web	Board of Overseers of YIVO Institute for Jewish Research,
Chairman

Anne Wexler (76)	Chairperson of the Wexler & Walker	Wilshire Mutual Funds (5 funds), Director
Board Member (1996)	Public Policy Associates,	Methanex Corporation, a methanol producing company,
	consultants specializing in	Director
	government relations and public	Member of the Council of Foreign Relations

	affairs	Member of the National Park Foundation

1 None of the Board members are “interested persons” of the Company, as defined in the 1940 Act.

     Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Company, as defined in the 1940 Act. The function of the audit committee is (i) to oversee the Company’s accounting and financial reporting processes and the audits of the Funds’ financial statements and (ii) to assist in the Board’s oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Company’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of each Fund and its shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds’ investments. The audit committee met four times, the compensation committee met once and the pricing committee met three times during the fiscal year ended August 31, 2006. The nominating committee met once during the last fiscal year.

     The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2005.

Dr.
	Joseph S.	Peggy C.	David P.	James F.	Ehud	Gloria	Martin	Anne
Name of Fund	DiMartino	Davis	Feldman	Henry	Houminer	Messinger	Peretz	Wexler

Dreyfus Premier	None	None	None	None	None	None	None	None
International Value
Fund

Dreyfus Emerging	None	None	None	None	None	None	None	None
Leaders Fund

Dreyfus Midcap Value	None	None	$10,001 -	None	None	None	None	None
Fund			$50,000

Dreyfus Premier	None	None	None	None	None	$10,001 -	None	None
Midcap Value Fund						$50,000

Dreyfus Small	None	None	None	None	None	$50,001-	None	None
Company Value Fund						$100,000

Dreyfus Premier	None	None	$10,001 -	None	$1 -	$1 -	None	None
Technology Growth			$50,000		$10,000	$10,000
Fund

Dreyfus Premier	None	None	None	None	$10,001 -	None	None	None
Strategic Value Fund					$50,000

Dreyfus Premier Future	None	None	None	None	None	None	None	None
Leaders Fund

Dreyfus Premier Select	None	None	None	None	None	None	None	None
Midcap Growth Fund

Dreyfus Premier	None	None	None	None	None	None	None	None
Structured Midcap
Fund

Dreyfus Premier	None	None	None	None	None	None	None	None
Structured Large Cap
Value Fund

Aggregate Holdings of	Over	$1 -	Over	Over	Over	Over	$50,001 -	None
Funds in the Dreyfus	$10,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000
Family of Funds for
which responsible as a
Board Member

As of December 31, 2005, none of the Board members or their immediate family members owned securities of the Manager, a Sub-Adviser, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, a Sub-Adviser, or the Distributor.

Effective October 1, 2006, the Funds pays its Board members its allocated portion of an annual retainer of $85,000 and pays the Chairman of the Board and the Audit Committee Chairman its allocated portion of an annual retainer of $100,000. Effective September 26, 2006, the Fund pays a fee of $10,000 per meeting (with a $2,000 in person committee or fund meeting and with a $1,000 per telephone committee or fund meeting) attended for the Fund and 13 other funds (comprised of 37 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. 1, 2 The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members.

     Currently, the Company and 13 other funds (comprised of 48 portfolios) in the Dreyfus Family of Funds pay each Board member their respective allocated portion of an annual retainer of $85,000, and a fee of $10,000 for each regularly scheduled Board meetings attended, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that are conducted by telephone.1 The Chairman of the Board receives and additional 25% of such compensation and the audit committee chairman receives and additional $15,000 per annum. The Company also reimburses each Board member for travel and out of pocket expenses in connection with attending Board or committee meetings. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended August 31, 2006, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2005, was as follows:

		Total Compensation From
		the Company and Fund
Name of	Aggregate Compensation	Complex Paid to Board
Board Member	From the Company*	Member(**)
Joseph S. DiMartino	$20,327	$833,262 (190)
Peggy C. Davis	N/A***	$82,500 (23)
David P. Feldman	$16,230	$194,898 (56)
John M. Fraser, Jr.+	$ 2,627	$32,500 (21)
James F. Henry	N/A***	$90,648 (21)
Ehud Houminer	$16,044	$103,750 (37)
Dr. Paul A. Marks++++	N/A***	$90,648 (21)
Gloria Messinger	$16,230	$53,750 (26)
Dr. Martin Peretz	N/A***	$90,148 (21)

		Total Compensation From
		the Company and Fund
Name of	Aggregate Compensation	Complex Paid to Board
Board Member	From the Company*	Member(**)
T. John Szarkowski+++	$11,530	$53,750 (26)

Anne Wexler	$16,230	$99,250 (35)

1	Prior to October 1, 2006, the Company paid its Board members its allocated portion of an annual retainer of $40,000 and, prior to September 26, 2006 a fee of $5,000 per meeting (with a minimum of
$500 per meeting and per telephone meeting) attended for the Company and five other funds
(comprised of 13 portfolios) in the Dreyfus Family of Funds and reimbursed them for their expenses.

*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $13,801.

**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

***	Ms. Davis, Mr. Henry, Dr. Marks and Dr. Peretz were elected Board members of the Company effective September 26, 2006; accordingly, they received no compensation from the Company for the fiscal year ended August 31, 2006.

+ Emeritus Board member since May 24, 2000.

++ Emeritus Board member since December 31, 2005.

+++ Emeritus Board member since December 18, 2005. ++++ Emeritus Board member since December 31, 2006.

Officers of the Company

DAVID J. OFFICER, President since January 2007. Chief Operating Officer, Vice Chair and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since December 1991.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005. Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

     The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

     The Company’s Board members and officers, as a group, owned less than 1% of each Fund’s voting securities outstanding on December 14, 2006. See “Information About the Company and Funds” for a list of shareholders known by the Company to own of record 5% or more of a Fund’s outstanding voting securities as of December 14, 2006.

MANAGEMENT ARRANGEMENTS

     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon”). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days’ notice, by the Company’s Board or by vote of the holders of a majority of such Fund’s shares, or, on not less than 90 days’ notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: Jonathan Little, Chair of the Board, Thomas F. Eggers, President, Chief Executive Officer and a director; Jonathan Baum, Vice-Chair-Distribution and a director; J. Charles Cardona, Vice Chair and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; J. David Officer, Chief Operating Officer, Vice Chair and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Jill Gill, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Assistant Secretary; and Steven G. Elliott, Robert P. Kelly, David F. Lamere and Ronald P. O’Hanley III, directors.

     The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers (“Selected Dealers”) and other industry professionals (collectively, “Service Agents”) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Sub-Investment Advisers. With respect to Dreyfus Premier Midcap Value Fund, the Manager has entered into a Sub-Investment Advisory Agreement with TBCAM (the “TBCAM Sub-Advisory Agreement”). The TBCAM Sub-Advisory Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of Dreyfus Premier Midcap Value Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or TBCAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The TBCAM Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days’ notice, (ii) by the Company’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ notice, or (iii) by TBCAM upon not less than 90 days’ notice. The TBCAM Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are directors of TBCAM Holdings LLC (parent of TBCAM): John J. Nagorniak, Ronald P. O’Hanley, Corey A. Griffin, Patrick Sheppard, Edward Ladd, and Scott Wennerholm

     With respect to Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, the Manager has entered into a Sub-Investment Advisory Agreement with Franklin Portfolio (the “Franklin Portfolio Sub-Advisory Agreement”). As to each such Fund, the Franklin Portfolio Sub-Advisory Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, as the case may be, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or Franklin Portfolio, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each such Fund, the Franklin Portfolio Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days’ notice, (ii) by the Company’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ notice, or (iii) by Franklin Portfolio upon not less than 90 days’ notice. The Franklin Portfolio Sub-Advisory Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are directors of Franklin Portfolio Holdings, LLC (parent company of Franklin Portfolio): Scott Wennerholm, John J. Nagorniak, Chairman of the Board, and John S. Cone, Paul F. Healey and Ronald P. O’Hanley.

     Portfolio Management. The Manager manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Company’s Board. TBCAM, in the case of Dreyfus Premier Midcap Value Fund, and Franklin Portfolio, in the case of Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, provide day-to day management of the respective Fund’s investments, subject to the supervision of the Manager and the Company’s Board. Each Fund’s adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities.

The Funds’ portfolio managers are as follows:
Dreyfus Midcap Value Fund	David A. Daglio
Mark P. Dishop

Dreyfus Small Company Value Fund	David A. Daglio

Dreyfus Premier International Value Fund	D. Kirk Henry
Clifford A. Smith

Dreyfus Emerging Leaders Fund	Oliver Buckley
John S. Cone
Kristin Crawford
Langton C. Garvin

Dreyfus Premier Midcap Value Fund	David A. Daglio
Mark P. Dishop

Dreyfus Premier Strategic Value Fund	Brian C. Ferguson
John Bailer

Dreyfus Premier Technology Growth Fund	Mark Herskovitz
Peter Vogel
Joshua Waltuch

Dreyfus Premier Future Leaders Fund	Oliver Buckley
John S. Cone
Kristin Crawford
Langton C. Garvin

Dreyfus Premier Select Midcap Growth Fund	Fred A. Kuehndorf
Terence J. McLaughlin
Deborah C. Ohl

Dreyfus Premier Structured Midcap Fund	Michael F. Dunn

Dreyfus Premier Structured Large Cap Value	Oliver E. Buckley
Fund

     The Manager, TBCAM and Franklin Portfolio each maintain research departments with professional portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager, TBCAM or Franklin Portfolio.

     Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon or its affiliates may possess with respect to such issuers.

     The Company, the Manager, Franklin Portfolio, TBCAM and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The

Manager’s Code of Ethics subjects its employees’ personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Manager’s Code of Ethics and also are subject to the oversight of Mellon’s Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Manager’s Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Portfolio Manager Compensation (Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund, Dreyfus Emerging Leaders Fund, Dreyfus Premier Future Leaders Fund) Portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan. The portfolio managers are compensated by Franklin Portfolio and not by the Fund. Portfolio managers are eligible to join the Mellon deferred compensation program, and the Mellon defined contribution pension plan, pursuant to which employer contributions are invested in Mellon common stock.

Funding for the Franklin Portfolio Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of Franklin Portfolio’s overall profitability. Therefore, all bonus awards are based initially on Franklin’s financial performance. Portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Franklin Portfolio.

All portfolio managers are also eligible to participate in the Franklin Portfolio Long Term Incentive Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Franklin Portfolio (capped at 20% per year). Management has discretion with respect to actual participation and award size.

     Portfolio Manager Compensation (Dreyfus Premier Midcap Value Fund, Dreyfus Midcap Value Fund, Dreyfus Small Company Value Fund, Dreyfus Premier International Value Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Premier Technology Growth Fund, Dreyfus Premier Select Midcap Growth Fund). The portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). The portfolio managers are compensated by The Boston Company Asset Management, LLC, an affiliate of the Manager, and not by the Fund. Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM’s financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary (“target awards”). Annual awards are determined by applying multiples to this target award and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager’s accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

     For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

     All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM’s net income.

     Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by each Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
David A. Daglio	3	1.28 B	6	569 M	36	2.65 B
D. Kirk Henry	15	5.5 B	8	4.82 B	77	23.15 B
Brian C. Ferguson	4	1.15 B	3	118 M	63	3.38 B
Mark Herskovitz	3	1.47 B	0	0	0	0
Fred A.	2	173 M	11	104 M	9	302 M
Kuehndorf
Oliver Buckley	2	321 M	0	0	16	4 B
Michael F. Dunn	2	177 M	2	63 M	9	1 M
Kristin Crawford	4	590 M	1	18 M	12	1 B
Langton C. Garvin	2	676 M	1	180 M	16	1 B
John S. Cone	4	11 B	0	0	16	4 B

     The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund’s fiscal year:

Portfolio Manager	Fund Name		Dollar Range of Fund
		Shares Beneficially Owned
David A. Daglio	Dreyfus Midcap Value Fund	$0
	Dreyfus Small Company Value Fund	$0
	Dreyfus Premier Midcap Value Fund	$0
D. Kirk Henry	Dreyfus Premier International Value Fund	$0
Brian C. Ferguson	Dreyfus Premier Strategic Value Fund	$50,001 - $100,000
Mark Herskovitz	Dreyfus Premier Technology Growth Fund	$100,001 - $1,000,000
Fred A. Kuehndorf	Dreyfus Premier Select Midcap Growth Fund	$1	- $10,000
Oliver Buckley	Dreyfus Premier Structured Large Cap Value	$0
	Fund
	Dreyfus Emerging Leaders Fund	$0
	Dreyfus Premier Future Leaders Fund	$0
Michael F. Dunn	Dreyfus Premier Structured Midcap Fund	$0
Kristin Crawford	Dreyfus Emerging Leaders Fund	$0
	Dreyfus Premier Future Leaders Fund	$0
Langton C. Garvin	Dreyfus Emerging Leaders Fund	$0
	Dreyfus Premier Future Leaders Fund	$0
John S. Cone	Dreyfus Emerging Leaders Fund	$0
	Dreyfus Premier Future Leaders Fund	$0

     Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Funds and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Funds. For these or other reasons, the portfolio managers may purchase different securities for a Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliate entity and such portfolio managers also manager other accounts.

     Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

     Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager (or Sub-Advisers with respect to Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Structured Large Cap Value Fund and Dreyfus Premier Midcap Value Fund, as the case may be). The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company’s existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. The Dreyfus Premier Funds’ Class B, Class C and Class T shares are subject to an annual distribution fee, and Class A, Class B, Class C and Class T shares of the Dreyfus Premier Funds and shares of the other Funds are subject to an annual shareholder services fee. See “Distribution Plan and Shareholder Services Plan.” Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

     As compensation for its services, the Company has agreed to pay the Manager a monthly fee at the annual rate set forth below as a percentage of the relevant Fund’s average daily net assets. The effective annual rate of the monthly investment advisory fee the Company paid the Manager pursuant to any undertaking in effect for the fiscal year ended August 31, 2006 as a percentage of the relevant Fund’s average daily net assets also is set forth below:

     For the fiscal years ended August 31, 2006, 2005 and 2004 (except as indicated), the management fees payable by each indicated Fund, the amounts waived by the Manager and the net fee paid by the Fund were as follows:

Name of Fund		2006			2005			2004

	Fee Payable	Reduction	Net Fee	Fee Payable	Reduction	Net Fee	Fee Payable	Reduction	Net Fee
		Fee			Fee			Fee

Dreyfus	$6,392,843	$1,238,655	$5,154,188	$8,270,087	$620,065	$7,650,022	$10,747,618	$0	$10,747,618
Emerging
Leaders Fund

Dreyfus	$9,675,225	$0	$9,675,225	$9,587,428	$0	$9,587,428	$9,311,558	$0	9,311,558
Midcap Value
Fund

Dreyfus	$125,458	$53,028	$72,430	$127,492	$60,636	$66,856	$106,910	$51,998	$54,912
Premier
Midcap Value
Fund

Dreyfus Small	$1,193,915	$0	$1,193,915	$1,648,419	$0	$1,648,419	$1,329,057	$0	$1,329,057
Company
Value Fund

Dreyfus	$8,102,413	$0	$8,102,413	$4,847,270	$0	$4,847,270	$7,769,059	$0	$7,769,059
Premier
International

Name of Fund		2006			2005			2004

	Fee Payable	Reduction	Net Fee	Fee Payable	Reduction	Net Fee	Fee Payable	Reduction	Net Fee
		Fee			Fee			Fee

Value Fund

Dreyfus	$6,880,334	$0	$6,880,334	$9,212,802	$0	$9,212,802	$13,109,334	$0	$13,109,334
Premier
Technology
Growth Fund

Dreyfus	$1,848,650	$0	$1,848,650	$891,253	$0	$891,253	$1,257,007	$0	$1,257,007
Premier
Strategic
Value Fund

Dreyfus	$1,831,694	$362,102	$1,469,592	$2,105,785	$0	$2,105,785	$2,197,310	$163,418	$2,033,892
Premier Future
Leaders Fund

Dreyfus	$462,732	$38,640	$424,092	$38,487	$38,487	$0	$145,573	$47,644	$97,929
Premier
Structured
Midcap Fund

Dreyfus	$20,812	$20,812	$0	$10,497 #	$10,497 #	$0 #	$18,297	$18,297	$0
Premier
Structured
Large Cap
Value Fund

Dreyfus	$27,095	(27,095)	$0		$16,732	$0	$21,366	$21,366	$0
Premier Select
Midcap
Growth Fund

+ For the period March 31, 2003 (commencement of operations) through August 31, 2003.

# For the period December 31, 2003 (commencement of operations) through August 31, 2004.

     The Manager has agreed to pay each of TBCAM and Franklin Portfolio an annual sub-advisory fee, calculated daily and payable monthly, as compensation for their services to Dreyfus Premier Midcap Value Fund, in the case of TBCAM, and Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, in the case of Franklin Portfolio. The effective annual rate of the monthly sub-investment advisory fee the Fund paid for the fiscal year ended August 31, 2006, as a percentage of the Fund’s average daily net assets also is set forth below:

Annual Fee as a Percentage
of Average Daily Net Assets
Total Assets
0 up to $100 million	0.25%
$100 million up to $1 billion	0.20%
$1 billion up to $1.5 billion	0.16%
$1.5 billion or more	0.10%

Effective Annual Rate
of Sub-Investment
Advisory
Fund	Fee Paid in 2006
Dreyfus Premier Midcap Value Fund	0.25%
Dreyfus Premier Structured Midcap Fund	0.25%
Dreyfus Premier Structured Large Cap Value Fund	0.25%

The fee paid by the Manager to TBCAM with respect to the Dreyfus Premier Midcap Value Fund for the fiscal year ended August 31, 2006 amounted to $40,928. The fee paid by the Manager to Franklin Portfolio with respect to the Dreyfus Premier Structured Midcap Fund for the fiscal year ended August 31, 2006 amounted to $215,942. The fee paid by the Manager to Franklin Portfolio with respect to the Dreyfus Premier Structured Large Cap Value Fund for the fiscal year ended August 31, 2006 amounted to $6,937.

     As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund’s net assets increases.

     Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

     The Distributor compensates Service Agents for selling Class A shares and Class T shares subject to a contingent deferred sales charge (“CDSC”), and Class C shares at the time of purchase from its own assets. The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Dreyfus Premier Funds offered Class B shares; the Funds no longer offer Class B shares except in connection with dividend reinvestment and permitted exchanges. The proceeds of the CDSC and fees pursuant to the Company’s Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of Fund shares. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A shares and Class T shares subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. The Distributor generally will pay Service Agents 1% on new investments of Class C shares made through such Service Agents and generally paid Service Agents 4% on new investments of Class B shares made through such

Service Agents, of the net asset value of such shares purchased by their clients. With respect to Fund shares subject to a CDSC or Distribution Plan issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the “Acquired Fund”), the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund’s former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

     The amounts retained on the sale of Dreyfus Premier Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to Class A, Class B, Class C and Class T shares, are set forth below.

		Fiscal Year	Fiscal Year	Fiscal Year
Name of Fund	Class	Ended 2006	Ended 2005	Ended 2004

Dreyfus Premier Technology Growth Fund	Class A	$13,723	$20,505	$76,967
	Class B	$311,874	$767,793	$837,033
	Class C	$7,001	$10,854	$8,309
	Class T	$1,352	$305	$1,617

Dreyfus Premier Future Leaders Fund	Class A	$28,456	$18,409	$65,519
	Class B	$77,450	$110,625	$111,040
	Class C	$3,558	$7,253	$4,043
	Class T	$236	$205	$643

Dreyfus Premier Strategic Value Fund	Class A	$36,526	$23,014	$27,086
	Class B	$19,104	$25,146	$15,110
	Class C	$3,670	$1,344	$1,114
	Class T	$311	$101	$44

Dreyfus Premier Structured Midcap Fund	Class A	$22,275	$24,935	$3,479
	Class B	$19,783	$5,370	$703
	Class C	$6,484	$1,287	$37
	Class T	$71	$568	$38

Dreyfus Premier International Value Fund	Class A	$26,446	$80,025	$58,322
	Class B	$40,631	$40,931	$7,600
	Class C	$15,510	$11,895	$6,396
	Class T	$53	$820	$385

Dreyfus Premier Midcap Value Fund	Class A	$2,501	$5,143	$241
	Class B	$719	$567	$0
	Class C	$221	N/A	N/A
	Class T	$5	N/A	N/A

Dreyfus Premier Select Midcap Growth Fund	Class A	$1,490	$1,209	$278
	Class B	$1,291	$2,824	$5,184
	Class C	$113	$99	$302
	Class T	$12	$23	$22

Dreyfus Premier Structured Large Cap Value Fund	Class A	$31	$1	$72+
	Class B	$196	$4	$0+
	Class C	$12	$0	$0+

	Class T	$0	$0	$0+

+ For the period December 31, 2003 (commencement of operations) through August 31, 2004.

     The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments (“Retirement Plans”), or other programs. The term “Retirement Plans” does not include IRAs, IRA “Rollover Accounts” or IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”). Generally, the

Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

     The Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the Funds. Theses additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a Service Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Company’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, an affiliate of the Manager, acts as custodian for the investments of each Fund, except Dreyfus Premier International Value Fund. The Bank of New York, 100 Church Street, 10th floor, New York, New York 10286, acts as custodian for the investments of Dreyfus Premier International Value Fund. Neither custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Company, the relevant custodian holds the Fund’s securities and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of each respective Fund’s assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

     Fund Shares—General. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. You will be charged a fee if an investment check is returned unpayable.

     The Company reserves the right to reject any purchase order. No Fund will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury riles implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of a currency dealer or exchanger or a money transmitter.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in a Fund’s Prospectus and this Statement of Additional Information, and to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under “Management Arrangements - Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Funds.

     The Internal Revenue Code of 1986, as amended (the “Code”), imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     A Fund may, in its discretion, accept securities in payment for Fund shares. Securities may be accepted in payment for shares only if they are, in the judgment of the Manager,

appropriate investments for the Fund. These securities are valued by the same method used to value the Fund’s existing portfolio holdings. The contribution of securities to the Fund may be a taxable transaction to the shareholder.

     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     All Funds, except the Dreyfus Premier Funds--General. Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.

     The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan (“SEP-IRAs”) and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company’s Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. The minimum initial investment for investors that purchase shares through the Dreyfus Managed Assets Program (“DMAP”) is $1,000. There is no minimum subsequent investment for DMAP accounts. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     A Fund may, in its discretion, accept securities in payment for Fund shares. Securities may be accepted in payment for shares only if they are, in the judgment of the Manager, appropriate investments for the Fund. These securities are valued by the same method used to value the Fund’s existing portfolio holdings. The contribution of securities to the Fund may be a taxable transaction to the shareholder.

     Shares of these Funds also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit

Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. In addition, Service Agents and other third parties may receive payments from the Manager in connection with their offering of Fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the Funds instead of other mutual funds where such payments are not received. You should consult your Service Agents in this regard.

     Shares of these Funds are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on days the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. For information regarding the methods employed in valuing the Funds’ investments, see “Determination of Net Asset Value.”

     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be cancelled and the institution could be held liable for resulting fees and/or losses.

     Dreyfus Emerging Leaders Fund only. Dreyfus Emerging Leaders Fund closed to new investors on June 30, 2000. Shareholders of the Fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the Fund on June 30, 2000 generally will not be allowed to buy shares of the Fund, except that new accounts may be established: (1) by participants in most group employer retirement plans (and their successor plans) if the Fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by June 30, 2000; and (2) 401(k) plans sponsored by financial institutions approved by the Manager on or about June 30, 2000. Shareholders whose accounts were closed before or after June 30, 2000 may not reactivate their accounts or open new accounts. These restrictions generally will apply to investments made directly with the Manager and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the Fund before a purchase order is accepted.

     Dreyfus Premier Funds only--General. Class A shares, Class C shares and Class T shares of the Dreyfus Premier Funds may be purchased only by clients of Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

     As of June 1, 2006 (the “Effective Date”), Class B shares of each Dreyfus Premier Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (“Founders”), an indirect subsidiary of Dreyfus, or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under “Shareholder Services--Fund Exchanges”) as a result of a previous exchange of Class B shares. No new or subsequent investments, including thorough automatic investment plans, are allowed in Class B shares of any Fund, except through dividend reinvestment or permitted exchanges. If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect.

     Class R shares are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     When purchasing shares of a Dreyfus Premier Fund, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Fund’s prospectus for a further discussion of these factors.

     In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

     For Fund shares and Class A, C, R and T shares of the Fund the minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirement to Board members of a fund advised by the Manager, including members of the Company’s Board, who elect to have all or a portion of their compensation of serving in that capacity automatically invested in a Fund. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The minimum initial investment through an exchange for Class B shares of a Fund is $1,000. Subsequent exchanges for Class B shares of Fund must be at least $500.

     Class A, C, R and T shares of each Dreyfus Premier Fund also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan as described under “Shareholder Services.” These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Shares of each Dreyfus Premier Fund are sold on a continuous basis. Net asset value per share of each class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund’s net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Funds’ investments, see “Determination of Net Asset Value.”

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the closing of trading on the floor or the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Dreyfus Premier Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer’s responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Dreyfus Premier Funds--Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus (except for shareholders beneficially owning Class A shares of a Fund on the date indicated below) a sales load as shown below:

	Total Sales Load – Class A
	Shares*

	As a % of	As a % of net	Dealers’
	offering	asset value	reallowance as a
Amount of Transaction	price per share	per share	% of offering price

Less than $50,000	5.75	6.10	5.00
$50,000 to less than $100,000	4.50	4.70	3.75
$100,000 to less than $250,000	3.50	3.60	2.75
$250,000 to less than $500,000	2.50	2.60	2.25
$500,000 to less than $1,000,000	2.00	2.00	1.75
$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. A CDSC will not be assessed such Class A shares purchased by a shareholder of a Fund who beneficially owned Class A shares of such Fund on the date indicated below. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See “Management Arrangements--Distributor.”

     For shareholders of a Premier Fund listed below who beneficially owned Class A shares of such Fund on the date indicated next to the Fund, the public offering price for Class A shares of such Fund is the net asset value per share of that Class, and such shares will not be subject to the CDSC described above:

Name of Premier Fund	Date of Beneficial Ownership
Dreyfus Premier	April 15, 1999
Technology Growth Fund
Dreyfus Premier Strategic	May 31, 2001
Value Fund

Dreyfus Premier International	November 14, 2002
Value Fund

Dreyfus Premier Midcap	June 29, 2004
Value Fund

     The scale of sales loads applies to purchases of Class A shares made by any “purchaser,” which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided, that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of each Dreyfus Premier Fund’s Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund’s Class A shares as of August 31, 2006.

		Per Share Sales Charge–	Per Share
	Net Asset	Class A-5.75% of	Offering
	Value	offering price (6.10% of	Price to the
	Per Share	net asset value per share)	Public

Dreyfus Premier Technology	$23.03	$1.40	$24.43
Growth Fund

Dreyfus Premier Future Leaders	$17.98	$1.10	$19.08
Fund

Dreyfus Premier Strategic Value	$30.75	$1.88	$32.63
Fund

		Per Share Sales Charge–	Per Share
	Net Asset	Class A-5.75% of	Offering
	Value	offering price (6.10% of	Price to the
	Per Share	net asset value per share)	Public

Dreyfus Premier Structured Midcap	$18.57	$1.13	$19.70
Fund

Dreyfus Premier International Value	$20.91	$1.28	$22.19
Fund

Dreyfus Premier Select Midcap	$20.83	$1.27	$22.10
Growth Fund

Dreyfus Premier Structured Large	$15.30	$0.93	$16.23
Cap Value Fund

Dreyfus Premier Midcap Value Fund	$13.28	$0.81	$14.09

     Dreyfus Premier Funds--Class B Shares. Class B shares of each Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds. The public offering price for such Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of dividend reinvestment or exchange. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the relevant Dreyfus Premier Fund’s Prospectus and in this Statement of Additional Information under “How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares.”

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares of a Fund that have been acquired through the Fund’s reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder’s Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder not acquired through the reinvestment of the Fund’s dividends and distributions.

     Class B shares of a Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules. See “How to Redeem Shares—Contingent Deferred Sales Charge—Class B Shares.”

     Dreyfus Premier Funds--Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See “How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares.”

     Dreyfus Premier Funds--Class R Shares. The public offering price for Class R shares is the net asset value per share of that Class.

     Dreyfus Premier Funds--Class T Shares. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load – Class T
	Shares*

	As a % of	As a % of net	Dealers’ reallowance
	offering price	asset value	as a % of
Amount of Transactions	per share	per share	offering price

Less than $50,000	4.50	4.70	4.00
$50,000 to less than $100,000	4.00	4.20	3.50
$100,000 to less than $250,000	3.00	3.10	2.50
$250,000 to less than $500,000	2.00	2.00	1.75
$500,000 to less than $1,000,000	1.50	1.50	1.25
$1,000,000 or more	-0-	-0-	-0-

* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

     Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 will be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. See “Management Arrangements—Distributor.” Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund will find it beneficial to purchase Class A shares rather than Class T shares.

     The scale of sales loads applies to purchases of Class T shares made by any “purchaser,” as defined above under “Class A Shares.”

     Set forth below is an example of the method of computing the offering price of each Dreyfus Premier Fund’s Class T shares. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund’s Class T shares as of August 31, 2006:

		Per Share Sales Charge–	Per Share
	Net Asset	Class T-4.50% of	Offering
	Value	offering price (4.70% of	Price to the
	Per Share	net asset value per share)	Public

Dreyfus Premier Technology Growth	$22.34	$1.05	$23.39
Fund
Dreyfus Premier Future Leaders Fund	$17.59	$0.83	$18.42

Dreyfus Premier Strategic Value Fund	$30.05	$1.41	$31.46

Dreyfus Premier Structured Midcap Fund	$18.37	$0.86	$19.23

Dreyfus Premier International Value Fund	$20.38	$0.96	$21.34

Dreyfus Premier Select Midcap Growth	$20.67	$0.97	$21.64
Fund
Dreyfus Premier Structured Large Cap	$15.27	$0.72	$15.99
Value Fund

Dreyfus Premier Midcap Value Fund	$13.11	$0.62	$13.73

     Dreyfus Premier Funds—Dealers’ Reallowance—Class A and Class T Shares. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers.

     Dreyfus Premier Funds—Class A or Class T Shares Offered at Net Asset Value. Full-time employees of member firms of the NASD and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager or its affiliates, including members of the Company’s Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value without a sales load through certain broker-dealers, including DSC, and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus-managed fund, including the Fund, or a Founders-managed fund since on or before February 28, 2006.

     Class A shares may be purchased a net asset value without a sales load with the cash proceeds from an investor’s exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

     Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

     Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA “Rollover Accounts” with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers. Upon establishing the Rollover Account in the Fund, the shareholder becomes eligible to make subsequent purchases of Class A or Class T shares of the Fund at the net asset value in such account.

     In addition, for shareholders of Dreyfus Premier Technology Growth Fund, Dreyfus Premier Strategic Value Fund, Dreyfus Premier International Value Fund and Dreyfus Premier Midcap Value Fund who beneficially owned Class A shares of such Fund on April 15, 1999,

May 31, 2001, November 14, 2002 and June 29, 2004, respectively, the public offering price for Class A shares of such Fund is the net asset value per share of that Class.

     Dreyfus Premier Funds--Right of Accumulation--Class A and Class T Shares. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related “purchaser” as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold shares of a Dreyfus Premier Fund or shares of certain other funds advised by the Manager or Founders that are subject to a front-end sales load or a CDSC or shares acquired by a previous exchange of such shares (hereinafter referred to as “Eligible Funds”), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

     Dreyfus TeleTransfer Privilege. (All Funds, except Class B shares of each Dreyfus Premier Fund) You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus

TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.”

     Reopening an Account. (All Funds) You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class B, Class C and Class T shares of each Dreyfus Premier Fund are subject to a Distribution Plan, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and the shares of each other Fund are subject to a Shareholder Services Plan.

     Distribution Plan. (Dreyfus Premier Funds only) Rule 12b-1 (the “Rule”) adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company’s Board has adopted such a plan (the “Distribution Plan”) with respect to Class B, Class C and Class T shares of each Dreyfus Premier Fund pursuant to which the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The

Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company’s Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Dreyfus Premier Fund and the holders of its Class B, Class C and Class T shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Dreyfus Premier Fund, the Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

     For the fiscal year ended August 31, 2006, the amount paid by each indicated Fund to the Distributor pursuant to the Distribution Plan was as follows:

Amount Paid
Name of Fund/Class	To the Distributor

Dreyfus Premier Technology Growth Fund
Class B	$748,407
Class C	$456,597
Class T	$11,413

Dreyfus Premier Future Leaders Fund
Class B	$319,649
Class C	$276,292
Class T	$5,444

Dreyfus Premier Strategic Value Fund
Class B	$100,033
Class C	$117,686
Class T	$4,771

Dreyfus Premier Structured Midcap Fund
Class B	$43,023
Class C	$145,864
Class T	$8,651

Dreyfus Premier International Value Fund
Class B	$166,675
Class C	$535,042
Class T	$5,753

Dreyfus Premier Select Midcap Growth Fund
Class B	$6,547
Class C	$6,990
Class T	$745

Dreyfus Premier Structured Large Cap Value Fund
Class B	$4,329
Class C	$4,730
Class T	$1,273

Dreyfus Premier MidCap Value Fund
Class B	$3,661
Class C	$3,267
Class T	$42

     Shareholder Services Plan. (All Funds) The Company has adopted a Shareholder Services Plan as to Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund,

and as to the shares of each other Fund. Under the Plan, the Company pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of the shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable with respect to each Fund and relevant class of shares at any time by vote of a majority of the Board members who are not “interested persons” and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended August 31, 2006, the amount paid by each indicated Fund to the Distributor pursuant to the Shareholder Services Plan was as follows:

Amount Paid
Name of Fund/Class	To the Distributor

Dreyfus Emerging Leaders Fund	$1,775,790

Dreyfus Midcap Value Fund	$3,195,809

Dreyfus Small Company Value Fund	$397,972

Dreyfus Premier MidCap Value Fund
Class A	$39,439
Class B	$1,220
Class C	$1,089
Class T	$42

Dreyfus Premier Technology Growth Fund
Class A	$1,034,619
Class B	$249,469
Class C	$152,199
Class T	$11,413

Amount Paid
Name of Fund/Class	To the Distributor

Dreyfus Premier Future Leaders Fund
Class A	$239,424
Class B	$106,550
Class C	$92,097
Class T	$5,444

Dreyfus Premier Structured Large Cap Value Fund
Class A	$1,337
Class B	$1,443
Class C	$1,576
Class T	$1,273

Dreyfus Premier Strategic Value Fund
Class A	$535,836
Class B	$33,344
Class C	$39,229
Class T	$4,771

Dreyfus Premier Structured Midcap Fund
Class A	$72,374
Class B	$14,341
Class C	$48,621
Class T	$8,651

Dreyfus Premier International Value Fund
Class A	$1,607,734
Class B	$55,558
Class C	$178,347
Class T	$5,753

Dreyfus Premier Select Midcap Growth Fund
Class A	$2,930
Class B	$2,182
Class C	$2,330
Class T	$745

HOW TO REDEEM SHARES

     General. (All Funds) Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you

have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder®, and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

     If you hold shares of more than one Class of a Dreyfus Premier Fund, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     Redemption Fee. (All Funds, except the Dreyfus Premier Funds) The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 30-day holding period, the Fund will employ the “first-in, first-out” method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest.

     No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund’s Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation’s networking system, (4) acquired through DMAP or (5) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

     For the fiscal year ended August 31, 2006, no redemption fees were deducted and retained by the Funds.

     Contingent Deferred Sales Charge--Class B Shares. (Dreyfus Premier Funds only) A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus

(ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund’s performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

CDSC as a % of Amount
Invested or
Year Since Purchase	Redemption Proceeds
Payment Was Made	(whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00*

______________________

* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

     The following table sets forth the rates of the CDSC payable to the Acquired Fund’s former distributor and the conversion to Class A schedule for Class B shares of a Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

CDSC as a % of Amount
Year Since	Invested or Redemption
Purchase Payment	Proceeds
Was Made	(whichever is less)

First …………………………………………….….	5.00
Second …………………………………………….	4.00
Third ………………………………………………	3.00
Fourth ……………………………………………	3.00

CDSC as a % of Amount
Year Since	Invested or Redemption
Purchase Payment	Proceeds
Was Made	(whichever is less)

Fifth ……………………………………………….	2.00
Sixth ………………………………………………	1.00
Seventh…………………………………………….	0.00
Eighth………………………………………………	0.00*

__________________

* These Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class B shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then, of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years (or eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represented appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     Contingent Deferred Sales Charge--Class C Shares. (Dreyfus Premier Funds only) A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See “Contingent Deferred Sales Charge--Class B Shares” above.

     Waiver of CDSC. (Dreyfus Premier Funds only) The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company’s Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the relevant Fund’s Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     Redemption Through a Selected Dealer. (Dreyfus Premier Funds only) If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a day the New York Stock Exchange is open for regular business, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See “How to Buy Shares” for a discussion of additional conditions or fees that may be imposed upon redemption.

     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. (Dreyfus Premier Funds only) Upon written request, you may reinvest up to the number of Class A or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     Wire Redemption Privilege. (All Funds) By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you (or a representative of your Service Agent for a Dreyfus Premier Fund) and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under “Stock Certificates; Signatures.”

     Dreyfus TeleTransfer Privilege. (All Funds) You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See “How to Buy Shares--Dreyfus TeleTransfer Privilege.”

     Stock Certificates; Signatures. (All Funds) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. A fee may be imposed to replace lost or stolen certificates, or certificates that were never received. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. (All Funds) The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the

Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. (All Funds) The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

     Fund Exchanges. (All Funds) You may purchase, in exchange for shares of a Fund (other than a Dreyfus Premier Fund), shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders, to the extent such shares are offered for sale in your state of residence. A 1% redemption fee will be charged upon an exchange of Fund shares (except for a Dreyfus Premier Fund), where the exchange occurs less than 30 days following the issuance of such shares. You may purchase, in exchange for shares of a Dreyfus Premier Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the

Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.	Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, you or, with respect to a Dreyfus Premier Fund, your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

     As of the Effective Date, you also may exchange your Dreyfus Premier Fund Class B shares for Class B shares of General Money Market Fund, Inc. (the “General Fund”), a money market fund advised by the Manager. The shares so purchased will be held in a special account created solely for this purpose (“Exchange Account”). Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds or certain funds advised by Founders. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated, taking into account the time such shares were held in the General Fund’s Exchange Account. In addition, the time Class B shares are held in the General Fund’s Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund’s Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“Worldwide Dollar Fund”), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund’s Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund’s Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Premier Family of Funds, certain funds advised by Founders and the General Fund. See “How to Redeem Shares.” Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

     To request an exchange, you or, with respect to a Dreyfus Premier Fund, your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     Exchanges of Class R shares of a Dreyfus Premier Fund held by a Retirement Plan may be made only between the investor’s Retirement Plan account in one fund and such investor’s Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     Dreyfus Auto-Exchange Privilege. (All Funds) Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of a fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain fixed-income funds in the Dreyfus Premier Family of Funds, of which you are a shareholder (including, for Class B shares, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor’s Retirement Plan account in one fund and such investor’s Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges.” Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder®. (All Funds) Dreyfus-Automatic Asset Builder® permits you to purchase Fund shares or Class A, C, R or T shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. (All Funds) Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares or Class A, C, R or T shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’ military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

     Dreyfus Payroll Savings Plan. (All Funds, except Dreyfus Premier Select Growth Fund and Dreyfus Premier Select Midcap Growth Fund) Dreyfus Payroll Savings Plan permits you to purchase Fund shares or Class A, C, R or T shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

     Dreyfus Step Program. (All Funds, except the Dreyfus Premier Funds) Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund’s minimum initial investment requirements through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing participation in Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRAs, SEP-IRAs and rollover IRAs.

     Dreyfus Dividend Options. (All Funds) Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund (other than a Dreyfus Premier Fund) in shares of another fund in the Dreyfus Family of Funds or shares of a fund advised by Founders or, with respect to dividends or dividends and distributions from a Class A, C, R or T shares of a Dreyfus Premier Fund, in shares of the same Class A, C, R or T shares of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds and of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by a fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. (All Funds) The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     As to each Dreyfus Premier Fund, no CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     Letter of Intent--Class A and Class T Shares. (Dreyfus Premier Funds only) By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under “Right of Accumulation” above) purchased by you and any related “purchaser” (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

     Corporate Pension/Profit-Sharing and Retirement Plans. (All Funds) The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available.

     If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. Each Fund’s investments are valued on the basis of market quotations or official closing prices. Each Fund’s portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on the Nasdaq National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager (or the Sub-Adviser with respect to Dreyfus Premier Midcap Value Fund, Dreyfus Premier Structured Midcap Fund and Dreyfus Premier Structured Large Cap Value Fund, as the case may be). Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund’s securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan, and the Shareholder Services Plan, if applicable, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Fund’s shares. Because of the differences in operating expenses incurred by each Class of shares of the Funds, the per share net asset value of each Class of shares of the Funds will differ.

     Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined by the Company not to reflect accurately fair value such as when the value of a security has been materially effected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market but before the company calculates its NAV) and that is determined by the Company to have changed the value of the security, are valued at fair value as determined in good faith based on procedures approved by the Company’s Board. Fair value of investments may be determined by the Company’s Board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading in similar securities of the issuer or comparable issuers. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The valuation of a security based on fair value procedures may differ from the security’s most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Foreign securities held by the Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund investors have no access to the Fund. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management of the Company believes that each Fund has qualified for treatment as a “regulated investment company” under the Code for its most recent fiscal year. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to federal income tax. The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the relevant Fund’s Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     A Fund may qualify for and may make an election under which shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries. A Fund may make such election provided that more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution requirements. The foreign tax credit available to shareholders is subject to certain limitations.

     In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund’s income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor’s ability to claim the dividends received deduction may apply.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in “conversion transactions” (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Fund from certain financial futures or forward contracts and options transactions (“Section 1256 contracts”) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund’s taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to such Fund.

     Offsetting positions held by a Fund involving certain financial futures or forward contracts or options transactions may constitute “straddles.” To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute “mixed straddles.” The Fund may make one or more elections with respect to the treatment of “mixed straddles,” resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests (“appreciated financial position”) and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a “Contract”) with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

     Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

     If a Fund invests in an entity that is classified as a “passive foreign investment company” (“PFIC”) for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund’s taxable year may be treated as ordinary income.

     Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

     General. The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages. Funds managed by dual employees of the Manager and an affiliated entity, and funds with a sub-investment adviser, execute portfolio transactions through the trading desk of the affiliated entity or sub-investment adviser, as applicable (the “Trading Desk”). Those funds use the research facilities, and are subject to the internal policies and procedures, of applicable affiliated entity or sub-investment adviser.

     The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

     In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

     Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk’s procedures, portfolio managers and their corresponding Trading Desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. As noted above, certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions, provided that the primary consideration of best execution is met. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the completed securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts and other relevant factors).

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the portfolio managers will not be deterred from changing a Fund’s investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

     Funds and accounts managed by the Manager, an affiliated entity or a sub-investment adviser may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions.

     Brokerage Commissions. The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) or their affiliates. The Company’s Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) are reasonable and fair.

     For the fiscal years ended August 31, 2006, 2005, and 2004, the amounts paid by the Funds for total brokerage commissions in the amount indicated below, none of which was paid to the Distributor. The amounts paid for brokerage commissions do not include gross spreads and concessions on principal transactions, none of which was paid to the Distributor.

Name of Fund	Brokerage Commissions Paid
	2006	2005	2004
Dreyfus Emerging Leaders Fund	$1,543,524	$1,735,429	$2,985,459
Dreyfus Midcap Value Fund	$7,023,392	$6,866,460	$8,643,128
Dreyfus Premier Midcap Value Fund	$85,075	$95,069	$109,025
Dreyfus Small Company Value Fund	$1,315,531	$1,326,531	$1,932,663
Dreyfus Premier International Value Fund	$1,451,621	$1,348,674	$1,036,843
Dreyfus Premier Technology Growth Fund	$1,395,634	$2,663,265	$4,284,781
Dreyfus Premier Future Leaders Fund	$460,555	$864,245	$1,414,794
Dreyfus Premier Strategic Value Fund	$438,621	$541,696	$527,831
Dreyfus Premier Structured Midcap Fund	$122,979	$61,656	$9,352
Dreyfus Premier Select Midcap Growth Fund	$3,654	$3,624	$5,541
Dreyfus Premier Structured Large Cap Value	$2,060	$2,286	$2,555*
Fund

* For the period December 31, 2003 (commencement of operations) through August 31, 2004.

The brokerage commissions for certain Funds fluctuated significantly from year-to-year because of increased market volatility and increased cash flows into and out of such Funds.

     The Company contemplates that, consistent with the policy of obtaining the most favorable net price, brokerage transactions may be conducted through the Manager or its affiliates. The Company’s Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager or its affiliates are reasonable and fair.

     During the fiscal years ended August 31, 2006, 2005 and 2004 Dreyfus Emerging Leaders Fund paid an affiliate of the Manager brokerage commissions of $0, $0, and $5,380, respectively. During such years, this amounted to approximately 0%, 0%, and 0.4%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0%, 0%, and 0.5%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

     During the fiscal years ended August 31, 2006, 2005 and 2004, Dreyfus Premier Future Leaders Fund paid an affiliate of the Manager brokerage commissions of $0, $0 and $900, respectively. During such year, this amounted to approximately 0%, 0% and 0.1%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0%, 0% and 0.3%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

     During the fiscal years ended August 31, 2006, 2005, and 2004, Dreyfus Premier Select Midcap Growth Fund paid an affiliate of the Manager brokerage commissions of $0, $0 and $21, respectively. During such years, this amounted to approximately 0%, 0% and 10%, respectively, of the aggregate brokerage commissions paid by the Fund for transactions involving approximately 0%, 0% and 0.3%, respectively, of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions.

     For the fiscal years ended August 31, 2004, 2005 and 2006, there were no gross spreads or concessions paid on principal transactions.

     The Fund contemplates that, consistent with the policy of seeking best price and execution, brokerage transactions may be conducted through affiliates of the Manager. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates of the Manager are reasonable and fair. There were no commissions paid to affiliates for the fiscal year ended May 31, 2006.

      Soft Dollars. The term “soft dollars” is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and other services to be used by the investment adviser. Section 28(e) of the Securities Exchange Act of 1934 provides a “safe harbor” that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

     Subject to the policy of seeking best execution, Dreyfus-managed funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable affiliated entity or sub-investment adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

     The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Such services and products may include, but are not limited to the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may defray the costs of certain services and communication systems that facilitate trade execution (such as online quotation systems, direct data feeds from stock exchanges and on-line trading systems with brokerage commissions generated by client transactions) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research administrative function (a “mixed use”). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

     The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

     There may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client. The affiliated entity or sub-investment adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the affiliated entity or sub-investment adviser in providing investment advice to any of the funds or clients it advises. Likewise, information made available to the affiliated entity or sub-investment adviser from brokerage firms effecting securities transactions for a fund may be utilized on behalf of another fund or client. Information so received is in addition to, and not in lieu of, services required to be performed by the affiliated entity or sub-investment adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the affiliated entity or sub-investment adviser, it enables them to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     For each Fund, the aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among others things, research services, and the commissions and concessions related to such transactions were as follows:

		Commissions and
Name of Fund	Transaction Amount	Concessions
Dreyfus Midcap Value Fund	$1,181,161,581	$1,977,432
Dreyfus Premier Midcap Value Fund	$12,425,091	$17,845
Dreyfus Small Company Value Fund	$90,017,129	$240,299
Dreyfus Emerging Leaders Fund	$177,039,791	$51,941
Dreyfus Premier International Value Fund	$3,270,469	$4,468
Dreyfus Premier Strategic Value Fund	$18,982,028	$28,193
Dreyfus Premier Technology Growth Fund	$153,160,218	$228,473
Dreyfus Premier Future Leaders Fund	$50,194,442	$43,755
Dreyfus Premier Structured Midcap Fund	$31,624,390	$12,553
Dreyfus Premier Select Midcap Growth Fund	$430,112	$431
Dreyfus Premier Structured Large Cap Value Fund	$1,015,902	$219

     IPO Allocations. Certain funds advised by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may participate in IPOs. In deciding whether to purchase an IPO, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally considers the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Manager (and where applicable, a sub-adviser or Dreyfus affiliate), when consistent with the fund’s and/or account’s investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of “hot” IPOs, where the Manager (and if applicable, a sub-adviser or Dreyfus affiliate) only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably among participating funds or accounts managed by the Manager (or where applicable, a sub-adviser or Dreyfus affiliate). “Hot” IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relevant net asset values. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody, and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

     With respect to Dreyfus Small Company Value Fund, Dreyfus Midcap Value Fund, Dreyfus Premier Structured Large Cap Value Fund, Dreyfus Premier Midcap Value Fund, Dreyfus Premier Structured Midcap Fund, Dreyfus Premier Technology Growth Fund, Dreyfus Premier International Value Fund and Dreyfus Premier Strategic Value, there were no brokerage commissions paid to the Manager or its affiliates for such Fund’s most current fiscal years.

     Regular Broker-Dealers. A Fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the Fund’s most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund’s portfolio transactions or (iii) sold the largest dollar amount of the Fund’s securities. Listed below for each Fund that the acquired securities of its regular brokers or dealers for the fiscal year ended August 31, 2006, the issuer of the securities and the aggregate value per issuer, as of August 31, 2006, of such securities:

     Dreyfus Premier Strategic Value Fund – JP Morgan Chase & Co. $10,222,000, Merrill Lynch, Pierce, Fenner & Smith Inc., $5,324,000, Citigroup Global Markets, Inc. $2,641,000, Morgan Stanley $2,474,000 and Goldman Sachs & Co. $1,353,000.

     Dreyfus Premier International Value Fund – UBS Warburg LLC, $10,175,000, Credit Suisse First Boston Corporation, $1,627,000.

     Dreyfus Premier Structured Large Cap Value Fund –Banc of America Securities LLC $175,000, Citigroup Global Markets Inc. $84,000, Lehman Brothers Inc. $70,000, Goldman Sachs & Co. $59,000 and Morgan Stanley $33,000.

     Disclosure of Portfolio Holdings. It is the policy of the Company to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Each Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. Each Fund will publicly disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at http://www.dreyfus.com. The information will be posted with a one-

month lag and will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition fifteen days following the end of each calendar quarter, the Fund will publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter.

     If a Fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. The Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Funds, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling Fund shares or Fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

     Each Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund’s custodian, auditors, investment adviser, administrator, and each of their respective affiliates and advisers.

     Disclosure of a Fund’s portfolio holdings may be authorized only by the Company’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company’s Board.

SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF THE DREYFUS FAMILY OF FUNDS

     The Board of each fund in the Dreyfus Family of Funds has delegated to the Manager the authority to vote proxies of companies held in the fund’s portfolio. The Manager, through its participation on the Mellon Proxy Policy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     The Manager seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon’s or the Manager’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.

     Information regarding how the Manager voted proxies for the Funds is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the Securities and Exchange Commission’s website at http://www.sec.gov on the Funds’ Form N-PX filed with the Securities and Exchange Commission.

INFORMATION ABOUT THE COMPANY AND FUNDS

     Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class, except in the case of the Dreyfus Premier Funds, and have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office.

Shareholders may remove a Board member by the affirmative vote of a majority of the

Company’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders. The Company is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

     To date, the Board has authorized the creation of 13 series of shares. All consideration received by the Company for shares of a Fund, and all assets in which such consideration is invested, will belong to that Fund (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a Fund will be treated separately from those of the other Funds of the Company. The Company has the ability to create, from time to time, new series without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund’s performance and its shareholders. If Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor’s exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund’s management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund. If an exchange request is refused, the Company will take no other action with respect to the Fund shares until it receives further instructions from the investor. While the Company will take reasonable steps to prevent excessive short term trading deemed to be harmful to a Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Each Fund will send annual and semi-annual financial statements to all its shareholders.

     Effective May 2, 2006, the Company changed its name from “Dreyfus Advantage Funds, Inc.” to its current name. Prior to March 15, 2006, the Company’s name was “Dreyfus Growth and Value Funds, Inc.” Effective April 15, 1999, Dreyfus Premier Technology Growth Fund changed its name from Dreyfus Technology Growth Fund to its current name; effective May 31, 2001, Dreyfus Premier Strategic Value Fund changed its name from Dreyfus Aggressive Value Fund to its current name; effective May 7, 2002, Dreyfus Midcap Value Fund and Dreyfus Premier Structured Midcap Fund, changed their respective names from Dreyfus Mid Cap Value Fund and Dreyfus Premier Structured Mid Cap Fund, respectively; effective November 15, 2002, Dreyfus Premier International Value Fund changed its name from Dreyfus International Value Fund to its current name; and effective June 30, 2004 Dreyfus Premier Midcap Value Fund changed its name from Dreyfus Midcap Value Plus Fund to its current name.

     The following persons are known by the Company to own of record 5% or more of a Fund’s outstanding voting securities as of December 14, 2006. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Dreyfus Emerging Leaders Fund

The Vanguard Fiduciary Trust Co.	8.75%
Attn: Outside Fund
PO Box 2600
Valley Forge, PA 19482-2600

Mutual Fund Operations	12.32%
Mac & Co
PO Box 3198
Pittsburgh, PA 15230-3198

Union Bank	6.50%
Selectbenefit Ominbus
PO Box 85484
San Diego, CA 92186-5484

Charles Schwab & Co. Inc.	6.34%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4151

Dreyfus Midcap Value Fund

Fidelity Investments	8.99%
Institutional Operations Co. in as agent for Benzel-
Busch Motor Car Corp. 401k Profit Sharing Plan

National Financial Services LLC FEBO	7.10%
FMT Co Cust IRA Rollover
FBO Laura E Mountain
3143 Lisa Ct

JP Morgan Chase Bank as directed TR FBO The	24.67%
Super Saver Employees Plan c/o PO Box 419784

The Vanguard Fiduciary Trust Co.	11.93%
ATTN Outside Funds
PO Box 2600
Valley Forge, PA 19482-2600

Dreyfus Premier Midcap Value Fund (Class A)

National Financial Services LLC FEBO	8.99%
Paul I. Flignor
345 Earls Ct.
Deerfield, IIL 60015-4724

Pershing LLC	6.39%
PO Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Co. Inc.	9.25%
Special Custody Acct.
FBO Customers
Attn: Mutual Funds

Dreyfus Premier Midcap Value Fund (Class B)

National Financial Services LLC FEBO	18.96%
NFS/FMTC Rollover IRA
FBO Michael T. Buschman
1436 Belfaire Terrrace

Dreyfus Trust Company	6.48%
Custodian FBO Satish Tandon
Under IRA Rollover Plan
321 Broadway
Lawrence, NY 11559-1819

Pershing LLC	19.78%
PO Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment Services	9.97%
FBO 197408101
PO Box 9446
Minneapolis, MN 55440-9446

Dreyfus Premier Midcap Value Fund (Class C)

CITIGROUP Global Markets Inc.	49.42%
333 West 34 TH Street
New York, NY 10001-2402

Pershing LLC	17.73%
PO Box 2052
Jersey City, NJ 07303-2052

First Clearing, LLC	6.52%
10750 Wheat First Drive
Glen Allen, VA 23060-9245
William H. Bohlinger

RBC Dain Rauscher Custodian	6.05%
FBO John R. Guthrie
Rollover IRA
3084 Brittany Circle

Dreyfus Premier Midcap Value Fund (Class R)

Pershing LLC	67.45%
PO Box 2052
Jersey City, NJ 07303-2052

Dreyfus Trust Company
Custodian	24.39%
Marvin Rosenberry
Under 403(B) 7 Plan
2051 Allen Blvd.

MBC Investments Corp.	6.85%
c/o Mellon Financial Corp.
Attn: Delaware Finance Dept.
Aim 198-000
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2029

Dreyfus Premier Midcap Value Fund (Class T)

MBC Investments Corp.	11.57%
c/o Mellon Financial Corp.
Attn: Delaware Finance Dept.
Aim 198-000
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2029

Raymond James & Assoc., Inc.	71.55%

FBO Hulten IRA
880 Carillion Parkway
ST. Petersburg,FL 33716-1100

Mario A Espada – Maldonado & Sandra Guzman	16.86%
Figuroa JTWROS
PO Box 1129
Gurabo, PR 00778-1129

Dreyfus Small Company Value Fund

National Financial Services LLC FEBO	9.52%
Ubaldo Lebron
200 W Kingsbridge Road
Bronx, New York 10463-7311

Charles Schwab & Co. Inc.	12.64%
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104-4122

Dreyfus Premier International Value Fund (Class A)

National Financial Services LLC FEBO	18.79%
Janet Davis
2912 Key Blvd
Arlington, VA 22201-4008

MLPF & S For the Sole Benefit of its Customers	9.47%
Attn: Fund Administration
4800 Deer Lake Drive – East Fl. 3
Jacksonville, FL 32246-6484

The Vanguard Fiduciary Trust Company	7.10%
Attn: Outside Funds
PO Box 2600
Valley Forge, PA 19482-2600

SEI Private Trust Company	15.08%
For Benefit of David & Geraldine F Oster JT

Mac & Co.	8.67%
FBO Alstrip Inc. Profit Sharing Plan Mutual Fund
Operations
PO Box 3198

Transamerica Life Insurance & Annuity	9.36%
Attn: Daisy Lo
1150 S Olive Street-04-05
Los Angeles, CA 90015-2249

Dreyfus Premier International Value Fund (Class B)

National Financial Services LLC FEBO	10.06%
NFS/FMTC Sep IRA
FBO Carl Loeffelholz
4937 Bolero Center

CITIGROUP Global Markets Inc.	5.92%
333 West 34 TH Street
New York, NY 10001-2402

Pershing LLC	9.44%
P O Box 2052
Jersey City, NJ 07303

Bear Stearns Securities Corp.	10.50%
1 Metrotech Center North
Brooklyn, NY 11201-3870

MLPF & S for the Sole Benefits of its Customers	18.73%
Attn: Fund Administration
4800 Deer Lake Dr. East FL-3
Jacksonvlle, FL 32246-6484

American Enterprise Investments Services	5.89%
PO Box 9446
Minneapolis, MN 55440-9446

Dreyfus Premier International Value Fund (Class C)

CITIGROUP Global Markets Inc.	9.56%
333 West 34th St – 3rd Fl
New York, NY 10001-2402

Bear Stearns Sec. Corp.	5.37%
1 Metro-Tech Center North
Brooklyn, NY 11201-3870

MLPF & S For the Sole Benefit of its Customers	66.21%
Attn: Fund Administration
4800 Deer Lake Drive East – Fl. 3
Jacksonville, FL 32246-6484

Dreyfus Premier International Value Fund (Class R)

The Bear Stearns Co., Inc.	9.34%
FBO Profit Sharing Plan
Custodial Trust Co. Effective 5/1/94
115 S Jefferson Road

New York Life Trust Company	32.46%
169 Lackwawanna Avenue
Parsippany, NJ 07054-1007

The Bear Stearns Co. Inc.	38.50%
Cash or Deferred Compensation Plan
Custodial Trust Co.
Attn: Jonthan Brown Account Control

SEI Private Trust	5.09%
Attn: Mutual Funds
c/o Mellon
One Freedom Valley Drive
Oaks, PA 19456

MAC & CO	6.91%
FBO Dreyfus Intl. Mutual Fund Operations
PO Box 3198

Dreyfus Premier International Value Fund (Class T)

National Financial Services LLC FEBO	5.50%
NFS/FMTC SEP IRA
FBO Barbara S. Mickey
5350 Nakoma Drive

CITIGROUP Global Markets Inc.	8.11%
333 West 34 th St. – 3rd FL
New York, NY 10001-2402

MLPF & S For the Sole Benefit of its Customers		53.43%
Attn: Fund Administration
4800 Deer Lake Drive East – Fl. 3
Jacksonville, FL	32246-6484

Wells Fargo Investments LLC		6.55%
608 Second Avenue South
Minneapolis, MN 55479-0001

Dreyfus Premier Technology Growth Fund (Class A)

National Financial Services LLC FEBO		10.99%
Corinne I, Castro-Sandack
5976 Sallisa West Ct.
San Diego, CA	92120-2022

Pershing LLC		6.42%
P O Box 2052
Jersey City, NJ	07303

AIG Federal Savings Bank Customer
FBO Crave Regional Medical Center Tax Sheltered		9.52%
Plan
Attn: Kathleen Janos

Dreyfus Premier Technology Growth Fund (Class B)

National Financial Services LLC FEBO		19.64%
JP Morgan Chase Bank Customer
IRA of Raymond Singh
128 Bloomfield Avenue

CITIGROUP Global Markets Inc.		7.25%
333 West 34 TH Street
New York, NY 10001-2402

Pershing LLC		10.53%
PO Box 2052
Jersey City, 07303-2052

MLPF & S For the Sole Benefit of its Customers		6.18%
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

First Clearing, LLC		5.97%

Gene A. Yellin (SEP IRA) FCC as Custodian 10750 Wheat First Drive Glen Allen, VA 23060-9245

Dreyfus Premier Technology Growth Fund (Class C)

National Financial Services LLC FEBO	5.94%
NFS/FMTC IRA
FBO Robert O. Smith
56 Marinero Way

CITIGROUP Global Markets, Inc.	20.52%
333 West 34 TH Street
New York, NY 10001-2402

MLPF & S for the Sole Benefit of its Customers	19.16%
Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL 32246-6484

First Clearing, LLC
FCC as Custodian	7.96%
10373 Sand Drift Ave.
10750 Wheat First Drive
Glen Allen, VA 23060-9245

A.G. Edwards & Sons, Inc. FBO	5.97%
Norman L. Menzie & Janice
TTEE Norman L. Menzie and

Dreyfus Premier Technology Growth Fund (Class R)

National Financial Services LLC FEBO	29.35%
DSW Trust Company TTEE
Deutsche Bank Matched Savings Plan
FBO Albert R. Panozzo

Pershing LLC	9.49%
PO Box 2052
Jersey City, NJ 07303-2052

First Clearing, LLC	5.09%
Merrill T. Sukonick IRA
1250 Greenwood Avenue

MAC & CO	22.14%
FBO Premier Technology Mutual Fund Operations
PO Box 3198

Penfirn, Co.	12.09%
PO Box 3327
Omaha, NE 68103-0327

Capital Bank & Trust Company FBO	5.53%
The Carroll County Maryland Retirement Savings &
Investment Plan

Dreyfus Premier Technology Growth Fund (Class T)

MG Trust Custodian	5.24%
Gaillard and Hinnant Family PR
700 17 TH Street
Suite 150

National Financial Services LLC FEBO
Debbie S. Liller Cust.
Justin R. Joseffy UTMA CO
3964 Crystal Bridge Drive	5.92%

CITIGROUP Global Markets, Inc.	5.91%
333 West 34 th Street – 3rd FL
New York, NY 10001-2402

MLPF & S for the Sole Benefit of its Customers	11.44%
Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL 32246-6484

First Clearing, LLC	12.04%
Kimberly A. Zborowski
797 10 TH Street West

A.G. Edwards & Sons, Inc.	6.65%
Custodian for Daniel W. Roth
ROTH IRA Account

Dreyfus Premier Future Leaders Fund (Class A)

National Financial Services LLC FEBO	9.45%
Richard E. Valin TTEE
Richard E. Valin Trust UTD

Pershing LLC	10.19%
PO Box 2052
Jersey City, NJ 07303-2052

MorganStanley DeanWitter	14.23%
Atttn: Mutual Funds Operations
3 Harborside Plaza-6 th Fl.
Jersey City, NJ 07311-3907

Charles Schwab & Co. Inc.	13.74%
Attn: Mutual Fund Operations
Boise, ID 83716

Dreyfus Premier Future Leaders Fund (Class B)

National Financial Services LLC FEBO	16.89%
Kevin D Judge
5320 Middlbury CT
Sheffield Village, OH 44054-2999

Pershing LLC	18.02%
PO Box 2052
Jersey City, NJ 07303-2052

Dreyfus Premier Future Leaders Fund (Class C)

National Financial Services LLC FEBO	42.13%
William W. Holder A Sole Propri.
W W Holder/C S Holder TTEES

Pershing LLC	6.87%
P O Box 2052
Jersey City, NJ 07303

Bear Stearns Securities Corp.	10.46%
1 Metro-Tech Center North
Brooklyn, NY 11201-3870

MLPF & S for the Sole Benefit of its Customers	5.68%
Attn: Fund Administration
4800 Deer Lake Drive East Fl. 3
Jacksonville, FL 32246-6484

Dreyfus Premier Future Leaders Fund (Class R)

Bear Stearns Securities Corp.	24.32%
1 Metro-Tech Center North
Brooklyn, NY 11201-3870

Mellon Bank, NA Trustee	57.28%
FBO Enpo Retirement Savings Plan for Salaried
Employees
Attn: Latoya Young

Dreyfus Premier Future Leaders Fund (Class T)

National Financial Services LLC FEBO	9.33%
Premiere Select Retirement Plan
NFSC/FMTC TTEE
24610 Detroit Road

MLPF & S for the Sole Benefit of its Customers	13.69%
Attn Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL 32246-6484

AUL Group Retirement Annuity	38.41%
Separate Account II
One American Square
PO Box 1995

Dreyfus Premier Strategic Value Fund (Class A)

Pershing LLC	8.23%
P O Box 2052
Jersey City, NJ 07303

UMB Bank NA	7.97%
SFR FBO
Fiduciary FO Tax Deferred Accounts
One Security Benefit Place

Great West Life	5.38%
Attn: Mutual Fund Trading 2T2
8515 E Orchard Road
Englewood, CO 80111-5002

Charles Schwab & Co., Inc.	9.89%
Reinvest Account
101 Montgomery St. # DEPT

San Francisco, CA 94104-4122

Dreyfus Premier Strategic Value Fund (Class B)

National Financial Services LLC FEBO		18.62%
NFS/FMTC IRA
FBO Larry Averill
10756 Osborn Street

Pershing LLC		15.54%
P O Box 2052
Jersey City, NJ	07303

MLPF & S For the Sole Benefit of its Customers		6.79%
Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL. 32246-6484

Dreyfus Premier Strategic Value Fund (Class C)

National Financial Services LLC FEBO		7.14%
Mary Lou Carpenter Trust A
Mary Lou Carpenter

CITIGROUP Global Markets Inc.		6.98%
333 West 34 th Street - 3RD FLOOR
New York, NY	10001-2402

Pershing LLC		13.20%
P O Box 2052
Jersey City, NJ	07303

MLPF & S For the Sole Benefit of its Customers		11.44%
Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL	32246-6484

First Clearing, LLC		5.033
Diane C Cherry R/O IRA
FCC as Custodian
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Dreyfus Premier Strategic Value Fund (Class R)

National Financial Services LLC FEBO	14.83%
FMT CO Cust IRA
FBO John B. Young III
3766 Woodsong Center

Pershing LLC	8.30%
P O Box 2052
Jersey City, NJ 07303

Counsel Trust FBO
Chicago Partners, LLC	65.54%
401(k) and Profit Sharing
336 4 TH Avenue
Suite 5

Dreyfus Premier Strategic Value Fund (Class T)

Hartford Life Insurance Company	49.48%
Separate Account DC III
Attn: Curt Nadeau
PO Box 2999
Hartford, CT 06104-2999

Mitra & CO Exp	24.24%
c/o M&I Trust
11270 West Park Place
Suite 400-PPW – 08-WM

Wachovia Bank FBO	6.35%
Various Retirement Plans
1525 West WT Harris Blvd.

Dreyfus Premier Structured Large Cap Value Fund (Class A)

MBC Investments Corp.	88.64%
c/o Mellon Financial Corp.
Attn: Delaware Finance Dept.
Aim 198-000
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2029

Dreyfus Premier Structured Large Cap Value Fund (Class B)

Pershing LLC	8.67%
PO Box 2052

Jersey City, NJ 07303-2052

MLPF & S For the Sole Benefit of its Customers	11.44%
Attn: Fund Administration
4800 Deer Lake Drive FL 3
Jacksonville, FL 32246-6484

MBC Investments Corp.	77.06%
c/o Mellon Financial Corp.
Attn: Delaware Finance Dept.
Aim 198-000
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2029

Dreyfus Premier Structured Large Cap Value Fund (Class C)

MLPF & S For the Sole Benefit	11.43%
FBO Customers Exclusively
Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL 32246-6484

MBC Investments Corp.	74.37%
c/o Mellon Financial Corp.
Attn: Delaware Finance Dept.
Aim 198-000
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2029

Grant R. Telfer	5.07%
98 Bunny Lane
Eastsound, WA 98245-8918

Dreyfus Premier Structured Large Cap Value Fund (Class R)

MBC Investments Corp.	93.57%
c/o Mellon Financial Corp.
Attn: Delaware Finance Dept.
Aim 198-000
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2029

Dreyfus Premier Structured Large Cap Value Fund (Class T)

MBC Investments Corp.	95.06%
c/o Mellon Financial Corp.
Attn: Delaware Finance Dept.
Aim 198-000
4001 Kennett Pike Suite 218
2 Greenville Crossing
Greenville, DE 19807-2029

Dreyfus Premier Structured Midcap Fund (Class A)

Pershing LLC	10.01%
P O Box 2052
Jersey City, NJ 07303

Prudential Investment Management Services LLC:	10.03%
Pruchoice Unit
100 Mulberry Street
3 Gateway Center FL 11

MLPF & S For the Sole Benefit of its Customers	10.08%
Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc.	27.79%
Reinvest Account
101 Montgomery Street #DEPT
San Francisco, CA 94104-4151

LPL Financial Services	6.40%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Dreyfus Premier Structured Midcap Fund (Class B)

National Financial Services LLC FEBO	11.99%
Arthur Iverson III
PO Box 729
Killingworth, CT 06419-0729

Pershing LLC	16.52%
P O Box 2052
Jersey City, NJ 07303

MLPF & S For the Sole Benefit of its Customers	23.84%

Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL. 32246-6484

Janney Montgomery Scott LLC	5.29%
John W. Rushton TTEE
1801 Market Street

First Clearing, LLC	6.58%
William Badie & Brenda Badie JT TEN
10750 Wheat First Drive
Glen Allen, VA 23060-9245

American Enterprise Investment Services	7.16%
PO Box 9446
Minneapolis, MN 55440-9446

Dreyfus Premier Structured Midcap Fund (Class C)

National Financial Services LLC FEBO	10.05%
NFS/FMTC IRA
FBO Renate H. Ostermann
1400 Monterrey Drive SouthEast

MLPF & S For the Sole Benefit of its Customers	46.22%
Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL 32246-6484

First Clearing, LLC	10.96%
Barbara Baas
3304 Koenig Ave

Dreyfus Premier Structured Midcap Fund (Class R)

Investors Bank and Trust FBO Various Retirement6	56.85%
Plans
4 Manhattanville Road
Purchase, NY 10577-2139

Wilmington Trust TTEE	38.42%
FBO Mercy Medical Center Voluntary 403B
Program

Dreyfus Premier Structured Midcap Fund (Class T)

AUL Group Retirement Annuity	85.37%
Separate Account II
One American Square
PO Box 1995

Dreyfus Premier Select Midcap Growth Fund (Class A)

National Financial Services LLC FEBO	5.95%
NFS/FMTC Rollover IRA
FBO Roger P. Workman
292 Hopeland Farm Drive

Pershing LLC	21.99%
PO Box 2052
Jersey City, NJ 07303-2052

First Clearing, LLC	7.02%
Michael L. Billings (IRA)
FCC as Custodian
10750 Wheat First Drive
Glen Allen, VA 23060-9245

Charles Schwab & Co., Inc.	28.10%
Reinvest Account
101 Montgomery Street # DEPT
San Francisco, CA 94104-4151

Dreyfus Premier Select Midcap Growth Fund (Class B)

National Financial Services LLC FEBO	12.92%
Ernie R. Banks
11501 Riverview Road
Fort Washington, MD 20744-5947

Pershing LLC	10.28
PO Box 2052
Jersey City, NJ 07303-2052

First Clearing, LLC	28.79%
Frank William & Rebecca Jane
Shriver Exemption Trust

Guarantee & Trust Co,	5.74%

B-101
P:\SAI\Funds\250\j37-250-01-01-07.DOC/061/023/019

TTEE FBO Josselyn L. Baumgaratner
Roth IRA TR DTD
3249 Glendon Ave.

American Enterprise Investment Services	7.85%
PO Box 9446
Minneapolis, MN 55474-0001

Fred Morrow TTEE	5.91%
Fred Morrow Trust
UA dated
10021 Jackson Avenue

Dreyfus Premier Select Midcap Growth Fund (Class C)

National Financial Services LLC FEBO	20.38%
NFS/FMTC IRA
FBO Marcia J. Spohn
7225 Aaronway Drive

Pershing LLC	37.68%
PO Box 2052
Jersey City, NJ 07303-2052

MLPF & S For the Sole Benefit of its Customers	18.43%
Attn: Fund Administration
4800 Deer Lake Drive East FL 3
Jacksonville, FL 32246-6484

Dreyfus Premier Select Midcap Growth Fund (Class R)

Pershing LLC	5.60%
PO Box 2052
Jersey City, NJ 07303-2052

National Investor Services FBO	26.71%
55 Water Street 32 ND Floor
New York, NY 10041-3299

Dreyfus Trust Co.	43.59%
Custodian
Bernard G. Argeski
Under 403(B) 7 Plan
201Washington Avenue

Dreyfus Trust Co.	21.12%

Custodian
Barbara Jones
Under 403(B) 7 Plan
2776 Hollyridge Drive

Dreyfus Premier Select Midcap Growth Fund (Class T)

Raymond James & Assoc., Inc.	8.62%
FBO Colar IRA
880 Carillon Parkway

Pershing LLC	10.17%
PO Box 2052
Jersey City, NJ 07303-2052

Dreyfus Trust Company	25.04%
Custodian
FBO Erika David
Under IRA Plan
Woodridge, CT

Wells Fargo Investment LLC	56.11%
608 Second Avenue South
Minneapolis, MN 55402-1927

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund’s Prospectus.

     Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent auditors of the Company.

     APPENDIX Rating Categories

Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

r

The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

A

Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries. High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. ‘ BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

ADVANTAGE FUNDS, INC. PART C. OTHER INFORMATION ________________________________
Item 23.	Exhibits

(a)	Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit
(1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22,
1993, and Exhibit (1)(b) of Post-Effective Amendment No.5 to the Registration Statement on Form N-1A,
filed on September 27, 1995 and Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration
Statement on Form N-1A, filed on April 2, 2001.

(a)(2)	Articles of Amendment is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 71
to the Registration Statement on Form N-1A, filed on April 27, 2006.

(a)(3)	Articles Supplementary is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 71
to the Registration Statement on Form N-1A, filed on April 27, 2006.

(b)	Registrant's By-Laws, as amended and restated is incorporated by reference to Exhibit (b) of Post-Effective
Amendment No. 71 to the Registration Statement on Form N-1A, filed on April 27, 2006.

(d)	Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed on April 27, 2006.

(e)	Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 71 to
the Registration Statement on Form N-1A, filed on April 27, 2006.

(f)(1)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and Franklin Portfolio Associates,
LLC is incorporated by reference to Exhibit (f)(1) of Post-Effective Amendment No. 58 to the Registration
Statement on Form N-1A, filed on October 16, 2003.

(f)(2)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and The Boston Company Asset
Management, LLC is incorporated by reference to Exhibit (f) (2) of Post-Effective Amendment No. 35 to
the Registration Statement on Form N-1A, filed on June 26, 2001.

(f)(3)	Sub-Investment Advisory Agreement between The Dreyfus Corporation and Mellon Capital Management
Corporation is incorporated by reference to Exhibit (f)(3) of Post-Effective Amendment No. 71 to the
Registration Statement on Form N-1A, filed on April 27, 2006.

(g)	Amended Custody Agreement and Amendment to Custody Agreement is incorporated by reference to
Exhibit 8(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on
September 27, 1995.

(h)	Shareholder Services Plan is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A, filed on April 27, 2006.
(i)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective
Amendment No. 28 to the Registration Statement on Form N-1A, filed on February 25, 2000.

(j)	Consent of Independent Registered Accounting Firm.

(n)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (n) of Post-Effective
Amendment No. 71 to the Registration Statement on Form N-1A, filed on April 27, 2006.

Item 23.	Exhibits. - List (continued)

(o)	Rule 18f-3 Plan is incorporated by reference to Exhibit (o) of Post-Effective Amendment No. 71 to the
Registration Statement on Form N-1A, filed on April 27, 2006.

(p)	Code of Ethics is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 29 to the
Registration Statement on Form N-1A, filed on April 14, 2000.

Other Exhibits

(a) Powers of Attorney of the Board members and officers are incorporated by reference to Other
Exhibits (a) of Post-effective Amendment No. 29 to the Registration Statement of Form N-1A, filed on
April 14, 2000.

(b) Certificate of Secretary.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 25.	Indemnification

The Registrant’s charter documents set forth the circumstances under which indemnification shall be provided to any past or present Board member or officer of the Registrant. The Registrant also has entered into a separate agreement with each of its Board members that describes the conditions and manner in which the Registrant indemnifies each of its Board members against all liabilities incurred by them
(including attorney’s fees and other litigation expenses, settlements, fines and penalties), or which may be threatened against them, as a result of being or having been a Board member of the Registrant. These indemnification provisions are subject to applicable state law and to the limitation under the Investment
Company Act of 1940, as amended, that no board member or officer of a fund may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his or her office. Reference is hereby made to the following:

Article VII of the Registrant’s Articles of Incorporation and any amendments thereto, Article VIII of
Registrant’s Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and
Section 1.11 of the Distribution Agreement.

Item 26.	Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-
investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub investment adviser or administrator.

ITEM 26. Business and Other Connections of Investment Adviser (continued)

Officers and Directors of Investment Adviser

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum	Dreyfus Service Corporation++	Director	8/06-Present
Director and Vice Chair –		Executive Vice President	3/06-Present
Distribution
	Scudder Investments	Chief Operating Officer	7/02 – 1/05
345 Park Avenue
New York, New York 10154

	Scudder Distributors, Inc.	President	7/02 – 1/05
	345 Park Avenue	Chief Executive Officer	7/02 – 1/05
New York, New York 10154

J. Charles Cardona	Dreyfus Investment Advisors,	Chairman of the Board	2/02 - 7/05
Director and Vice Chair	Inc.++

	Boston Safe Advisors, Inc.++	Director	10/01 - 5/05

	Dreyfus Service Corporation++	Executive Vice President	2/97 - Present
		Director	8/00 - Present

Diane P. Durnin	Seven Six Seven Agency, Inc. ++	Director	4/02 - 6/05
Vice Chair and Director

Thomas F. Eggers	Dreyfus Service Corporation++	Chairman	4/05 - Present
President, Chief Executive		Chief Executive Officer	4/05 - Present
Officer and Director
	Dreyfus Service Organization++	Director	4/05 - Present

	Founders Asset Management LLC****	Member, Board of	4/05 - Present
Managers

	Lighthouse Growth Advisers LLC++	Member, Board of	4/05 - 9/05
Managers

	Seven Six Seven Agency, Inc.++	Director	6/05 - Present

	Scudder Investments, Inc.	President	5/02 - 3/05
	345 Park Avenue	Chief Executive Officer	5/02 - 3/05
New York, NY 10154

	Scudder Distributors, Inc.	Chairman	5/02 - 3/05
345 Park Avenue
New York, NY 10154

Steven G. Elliott	Mellon Financial Corporation+	Director	1/01 - Present
Director		Senior Vice Chairman	1/99 - Present

	Mellon Bank, N.A.+	Director	1/01 - Present
		Senior Vice Chairman	3/98 – Present

	Mellon Financial Services	Director	1/96 - Present
	Corporation #1	Vice President	1/96 - Present
Mellon Bank Center, 8th Floor
1735 Market Street
Philadelphia, PA 19103

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Steven G. Elliott	Allomon Corporation	Director	12/87 - Present
Director	Two Mellon Bank Center
(continued)	Pittsburgh, PA 15259

	Mellon Funding Corporation+	Director	8/87 – Present

	Mellon Ventures, Inc. +	Director	1/99 – Present

Robert P. Kelley	Mellon Financial Corporation+	Chairman	2/06 – Present
Director		President	2/06 – Present
		Chief Executive Officer	2/06 – Present
Executive Committee
		Member	2/06 – Present

	Mellon Bank, N.A. +	Chairman	2/06 – Present
		President	2/06 – Present
		Chief Executive Officer	2/06 – Present
Executive Committee
		Member	2/06 – Present

	The Cadillac Fairview	Board Member	3/00 – Present
Corporation Limited
20 Queen Street West
Toronto, Ontario M5H 3R4

	Wachovia Corporation	Chief Financial Officer	11/00 – 2/06
301 South College Street
One Wachovia Center
Charlotte, North Carolina 28288

David F. Lamere	Mellon Financial Corporation +	Vice Chairman	9/01 – Present
Director
	Wellington-Medford II Properties, Inc.	President and Director	2/99 – Present
Medford, MA

	TBC Securities Co., Inc.	President and Director	2/99 – Present
Medford, MA

	The Boston Company, Inc. *	Chairman & CEO	1/99 – Present

	Mellon Trust of New England, N.A.*	Chairman & CEO	1/99 – Present

	Newton Management Limited	Director	10/98 - Present
London, England

	Laurel Capital Advisors, LLP+	Executive Committee	8/98 – Present
Member

	Mellon Bank, N.A. +	Vice Chairman	9/01 - Present
		Exec. Management	8/01 - Present
Group

	Mellon United National Bank	Director	11/98 - Present
2875 Northeast 191st Street,
North Miami, FL 33180

	Mellon Global Investing Corp.+	President	1/00 - Present

Jonathan Little	Mellon Global Investments	Chief Executive Officer	5/02-Present
Chair of the Board	London, England	Director	5/02-Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates
Jonathan Little	Mellon Fund Managers Limited+	Director	5/03-Present
Chair of the Board
(continued)
	Mellon Global Investments (Holdings)	Director	9/03-Present
Ltd. +
	Mellon Global Investing Corp. +	Director	5/02-Present
	Mellon International Investment Corp. +	Director	4/02-Present
	Mellon Overseas Investment Corp. +	Director	12/02-Present
	Hamon Investment Group PTE Ltd. +	Director	3/02-Present
	Mellon Chile Holdings, S.A. +	Director	7/03-Present
	Mellon Global Funds, plc+	Director	12/00-Present
	Mellon Global Management Ltd. +	Director	11/00-Present
	Mellon Global Investments Japan Ltd. +	Director	6/02-Present
	Universal Liquidity Funds, plc+	Director	11/00-Present
	Pareto Investment Management Ltd. +	Director	11-04-Present
	Mellon Global Investments (Asia) Ltd.+	Director	5/01-Present
	Mellon Global Investments Australia	Director	10/02-Present
Ltd. +
	Mellon Australia Ltd. +	Director	7/02-Present
	Mellon Alternative Strategies Ltd. +	Director	10/04-Present
	NSP Financial Services Group Pty Ltd. +	Director	12/01-Present
	Kiahan Ltd. +	Director	12/01-Present
Phillip N. Maisano	Mellon Financial Corporation+	Senior Vice President	4/06-Present
Director, Vice Chair and
Chief Investment Officer	EACM Advisors LLC	Chairman of Board	8/04-Present
	200 Connecticut Avenue	Chief Executive Officer	8/04-5/06
Norwalk, CT 06854-1940
	Founders Asset Management LLC****	Member, Board of	11/06-Present
Managers

Ronald P. O’Hanley	Mellon Financial Corporation+	Vice Chairman	6/01 - Present
Director
	Mellon Bank, N.A. +	Vice Chairman	6/01 – Present
	TBC General Partner, LLC*	President	7/03 - Present

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Ronald P. O’Hanley	Standish Mellon Asset Management	Board Member	7/01 – Present
Director	Company, LLC
(continued)	One Financial Center
Boston, MA 02211

	Franklin Portfolio Holdings, LLC*	Director	12/00 - Present

	Franklin Portfolio Associates,	Director	4/97 – Present
LLC*

	Pareto Partners (NY)	Partner Representative	2/00 – Present
505 Park Avenue
NY, NY 10022

	Buck Consultants, Inc.++	Director	7/97 – Present

	Newton Management Limited	Executive Committee	10/98 - Present
	London, England	Member
		Director	10/98 - Present

	Mellon Global Investments Japan Ltd	Non-Resident Director	11/98 - 4/06
Tokyo, Japan

	TBCAM Holdings, LLC*	Director	1/98 – Present

	Fixed Income (MA) Trust*	Trustee	6/03 – Present

	Fixed Income (DE) Trust*	Trustee	6/03 – Present

	Pareto Partners	Partner Representative	5/97 – Present
271 Regent Street
London, England W1R 8PP

	Mellon Capital Management	Director	2/97 – Present
Corporation***

	Mellon Equity Associates, LLP+	Executive Committee	1/98 – Present
Member
		Chairman	1/98 - Present

	Mellon Global Investing Corp.*	Director	5/97 – Present
		Chairman	5/97 - Present
		Chief Executive Officer	5/97 - Present

J. David Officer	Dreyfus Service Corporation++	President	3/00 - Present
Chief Operating Officer, Vice		Director	3/99 - Present
Chair and Director
	MBSC, LLC++	Manager, Board of	4/02 - Present
Managers
		President	4/02 – Present

	Boston Safe Advisors, Inc. ++	Director	10/01 - 5/05

	Dreyfus Transfer, Inc. ++	Chairman and Director	2/02 - Present

	Dreyfus Service Organization,	Director	3/99 - Present
Inc.++

	Seven Six Seven Agency, Inc.++	Director	10/98 - 6/05

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

J. David Officer	Mellon Residential Funding Corp. +	Director	4/97 - Present
Chief Operating Officer, Vice
Chair and Director
(continued)
	Mellon Bank, N.A.+	Executive Vice President	2/94 - Present

	Laurel Capital Advisors+	Chairman	1/05 - Present
		Chief Executive Officer	1/05 - Present

	Mellon United National Bank	Director	3/98 - Present
1399 SW 1st Ave., Suite 400
Miami, Florida

Mark N. Jacobs	Dreyfus Investment	Director	4/97 - 7/05
General Counsel,	Advisors, Inc.++
Executive Vice President, and
Secretary
	The Dreyfus Trust Company+++	Director	3/96 - Present

Patrice M. Kozlowski	None
Senior Vice President –
Corporate
Communications

Gary Pierce	Lighthouse Growth Advisors LLC++	Member, Board of	7/05 - 9/05
Controller		Managers
		Vice President and	7/05 - 9/05
Treasurer

	The Dreyfus Trust Company+++	Chief Financial Officer	7/05 - Present
		Treasurer	7/05 - Present

	MBSC, LLC++	Chief Financial Officer	7/05 - Present
		Manager, Board of	7/05 - Present
Managers

	Dreyfus Service Corporation++	Director	7/05 - Present
		Chief Financial Officer	7/05 - Present
		Senior Vice President -	1/05 - 7/05
Finance
		Vice President - Finance	3/03 - 1/05

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 – Present

	Dreyfus Consumer Credit	Treasurer	7/05 - Present
Corporation ++

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present

	Dreyfus Service	Treasurer	7/05 - Present
Organization, Inc.++

	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly	The Dreyfus Family of Funds++	Chief Compliance	10/04 - Present
Chief Compliance Officer		Officer
	The Mellon Funds Trust++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Investment Advisors, Inc.++	Chief Compliance	10/04 - 7/05
Officer

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Joseph W. Connolly	Lighthouse Growth Advisors, LLC ++	Chief Compliance	10/04 - 9/05
Chief Compliance Officer		Officer
(continued)
	MBSC, LLC++	Chief Compliance	10/04 - Present
Officer
	Dreyfus Service Corporation++	Chief Compliance	10/04 - Present
Officer
	Boston Safe Advisors++	Chief Compliance	10/04 - 5/05
Officer
Jill Gill	Mellon Financial Corporation. +	Vice President	10/01 – Present
Vice President -
Human Resources	Dreyfus Service Corporation++	Vice President	10/06-Present

Anthony Mayo	None
Vice President -
Information Systems

Theodore A. Schachar	Lighthouse Growth Advisors LLC++	Assistant Treasurer	9/02 - 9/05
Vice President – Tax
	Dreyfus Service Corporation++	Vice President - Tax	10/96 - Present

	MBSC, LLC++	Vice President - Tax	4/02 – Present

	The Dreyfus Consumer Credit	Chairman	6/99 - Present
	Corporation ++	President	6/99 - Present

	Dreyfus Investment Advisors,	Vice President - Tax	10/96 - 7/05
Inc.++
	Dreyfus Service Organization,	Vice President - Tax	10/96 - Present
Inc.++

Alex G. Sciulli	AFCO Acceptance Corp.	Vice President	05/94 – Present
Vice President	110 William Street
29th Floor
New York, NY 10038-3901

	AFCO Credit Corp.	Vice President	05/94 – Present
110 William Street
29th Floor
New York, NY 10038-3901

	The Boston Company, Inc.*	Vice President	09/01 - Present

	Dreyfus Service Corporation++	Vice President	11/01 - Present

	Dreyfus Transfer. Inc.++	Vice President	11/01 - Present

	Founders Asset Management LLC****	Authorized Agent	12/01 - Present

	Franklin Portfolio Associates LLC*	Vice President	06/01 - Present

	Franklin Portfolio Holdings LLC*	Vice President	06/01 - Present

	Mellon Bank, N.A.+	Senior Vice President	08/01 - Present

	Mellon HR Solutions LLC	Vice President	06/02 – Present
2100 N. Central Road
Fort Lee, NJ 07024

Name and Position
With Dreyfus	Other Businesses	Position Held	Dates

Alex G. Sciulli	Mellon Overseas Investment	Vice President	08/01 - Present
Vice President	Corporation+
(continued)
	Mellon Trust Company of Illinois+	Vice President	08/01 - Present

	Mellon VA Partners, LLC+	Vice President	08/01 - Present

	Mellon Ventures, Inc. +	Vice President	08/01 - Present

	Pontus, Inc. +	Vice President	08/01 - Present

	Texas AP, Inc. +	Vice President	08/01 - Present

Wendy Strutt	Boston Safe Advisers, Inc.	Chief Operating Officer	3/03 - 5/05
Vice President

James Bitetto	Dreyfus Service Corporation++	Assistant Secretary	8/98 - Present
Assistant Secretary
	Dreyfus Investment	Assistant Secretary	7/98 - 7/05
Advisors, Inc.++
	Dreyfus Service	Secretary	8/05 - Present
Organization, Inc.++

		Assistant Secretary	7/98 - 8/05

	The Dreyfus Consumer Credit	Vice President	2/02 - Present
	Corporation++	Director	2/02 – 7/06

* The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
** The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
**** The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++ The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Item 27. Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1.	CitizensSelect Funds
2.	Dreyfus A Bonds Plus, Inc.
3.	Dreyfus Appreciation Fund, Inc.
4.	Dreyfus BASIC Money Market Fund, Inc.
5.	Dreyfus BASIC U.S. Mortgage Securities Fund
6.	Dreyfus BASIC U.S. Government Money Market Fund
7.	Dreyfus Bond Funds, Inc.
8.	Dreyfus California Intermediate Municipal Bond Fund
9.	Dreyfus California Tax Exempt Money Market Fund
10.	Dreyfus Cash Management
11.	Dreyfus Cash Management Plus, Inc.
12.	Dreyfus Connecticut Intermediate Municipal Bond Fund
13.	Dreyfus Connecticut Municipal Money Market Fund, Inc.
14.	Dreyfus Fixed Income Securities
15.	Dreyfus Florida Intermediate Municipal Bond Fund
16.	Dreyfus Florida Municipal Money Market Fund
17.	Dreyfus Founders Funds, Inc.
18.	The Dreyfus Fund Incorporated
19.	Dreyfus GNMA Fund, Inc.
20.	Dreyfus Government Cash Management Funds
21.	Dreyfus Growth and Income Fund, Inc.
22.	Advantage Funds, Inc.
23.	Dreyfus Growth Opportunity Fund, Inc.
24.	Dreyfus Index Funds, Inc.
25.	Dreyfus Institutional Cash Advantage Funds
26.	Dreyfus Institutional Money Market Fund
27.	Dreyfus Institutional Preferred Money Market Funds
28.	Dreyfus Insured Municipal Bond Fund, Inc.
29.	Dreyfus Intermediate Municipal Bond Fund, Inc.
30.	Dreyfus International Funds, Inc.
31.	Dreyfus Investment Grade Funds, Inc.
32.	Dreyfus Investment Portfolios
33.	The Dreyfus/Laurel Funds, Inc.
34.	The Dreyfus/Laurel Funds Trust
35.	The Dreyfus/Laurel Tax-Free Municipal Funds
36.	Dreyfus LifeTime Portfolios, Inc.
37.	Dreyfus Liquid Assets, Inc.
38.	Dreyfus Massachusetts Intermediate Municipal Bond Fund
39.	Dreyfus Massachusetts Municipal Money Market Fund
40.	Dreyfus Midcap Index Fund, Inc.
41.	Dreyfus Money Market Instruments, Inc.
42.	Dreyfus Municipal Bond Fund, Inc.
43.	Dreyfus Municipal Cash Management Plus
44.	Dreyfus Municipal Funds, Inc.
45.	Dreyfus Municipal Money Market Fund, Inc.
46.	Dreyfus New Jersey Intermediate Municipal Bond Fund

47.	Dreyfus New Jersey Municipal Money Market Fund, Inc.
48.	Dreyfus New York Municipal Cash Management
49.	Dreyfus New York Tax Exempt Bond Fund, Inc.
50.	Dreyfus New York Tax Exempt Intermediate Bond Fund
51.	Dreyfus New York Tax Exempt Money Market Fund
52.	Dreyfus U.S. Treasury Intermediate Term Fund
53.	Dreyfus U.S. Treasury Long Term Fund
54.	Dreyfus 100% U.S. Treasury Money Market Fund
55.	Dreyfus Pennsylvania Intermediate Municipal Bond Fund
56.	Dreyfus Pennsylvania Municipal Money Market Fund
57.	Dreyfus Premier California Tax Exempt Bond Fund, Inc.
58.	Dreyfus Premier Equity Funds, Inc.
59.	Dreyfus Premier Fixed Income Funds
60.	Dreyfus Premier International Funds, Inc.
61.	Dreyfus Premier GNMA Fund
62.	Dreyfus Premier Manager Funds I
63.	Dreyfus Premier Manager Funds II
64.	Dreyfus Premier Municipal Bond Fund
65.	Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
66.	Dreyfus Premier New Leaders Fund, Inc.
67.	Dreyfus Premier New York Municipal Bond Fund
68.	Dreyfus Premier Opportunity Funds
69.	Dreyfus Premier State Municipal Bond Fund
70.	Dreyfus Premier Stock Funds
71.	The Dreyfus Premier Third Century Fund, Inc.
72.	The Dreyfus Premier Value Equity Funds
73.	Dreyfus Premier Worldwide Growth Fund, Inc.
74.	Dreyfus Short-Intermediate Government Fund
75.	Dreyfus Short-Intermediate Municipal Bond Fund
76.	The Dreyfus Socially Responsible Growth Fund, Inc.
77.	Dreyfus Stock Index Fund, Inc.
78.	Dreyfus Tax Exempt Cash Management
79.	Dreyfus Treasury Cash Management
80.	Dreyfus Treasury Prime Cash Management
81.	Dreyfus Variable Investment Fund
82.	Dreyfus Worldwide Dollar Money Market Fund, Inc.
83.	General California Municipal Money Market Fund
84.	General Government Securities Money Market Funds, Inc.
85.	General Money Market Fund, Inc.
86.	General Municipal Money Market Funds, Inc.
87.	General New York Municipal Bond Fund, Inc.
88.	General New York Municipal Money Market Fund

(b)

Name and principal		Positions and Offices
Business address	Positions and offices with the Distributor	with Registrant
Thomas F. Eggers *	Chief Executive Officer and Chairman of the Board	None
J. David Officer *	President and Director	None
Jon R. Baum *	Executive Vice President and Director	None
J. Charles Cardona *	Executive Vice President and Director	None
Prasanna Dhore *	Executive Vice President	None
William H. Maresca *	Executive Vice President and Director	None
James Neiland*	Executive Vice President	None
Irene Papadoulis **	Executive Vice President	None
Noreen Ross *	Executive Vice President	None
Bret Young *	Executive Vice President and Director	None
Gary Pierce *	Chief Financial Officer and Director	None
Ken Bradle **	Senior Vice President	None
Sue Ann Cormack **	Senior Vice President	None
Marc S. Isaacson **	Senior Vice President	None
Matthew Perrone **	Senior Vice President	None
Bradley J. Skapyak *	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen *	Chief Compliance Officer	None
Maria Georgopoulos *	Vice President – Facilities Management	None
William Germenis *	Vice President – Compliance and Anti-Money Laundering	Anti-Money Laundering
	Officer	Compliance Officer
Jill Gill*	Vice President	None
Tracy Hopkins *	Vice President	None
Mary Merkle *	Vice President – Compliance	None
Paul Molloy *	Vice President	None
James Muir *	Vice President – Compliance	None
Anthony Nunez *	Vice President – Finance	None
David Ray ***	Vice President	None
Theodore A. Schachar *	Vice President – Tax	None
William Schalda *	Vice President	None
Alex G. Sciulli****	Vice President	None
John Shea*	Vice President – Finance	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels *	Vice President	Treasurer
James Bitetto *	Assistant Secretary	Vice President and
Assistant Secretary
Ken Christoffersen ***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.

**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.

***	Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206.

****	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.

Item 28. Location of Accounts and Records

1.	The Bank of New York
One Wall Street
New York, New York 10286

2.	Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

3.	DST Systems, Inc.
1055 Broadway
Kansas City, MO 64105

4.	The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

5.	The Boston Company Asset Management, LLC
One Boston Place
Boston, MA 02108

6.	Franklin Portfolio Associates, LLC
One Boston Place
Boston, MA 02108

Item 29.	Management Services
Not Applicable
Item 30.	Undertakings
None

SIGNATURES _____________

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of December, 2006.

ADVANTAGE FUNDS, INC.

BY:	/s/Stephen E. Canter*

Stephen E. Canter, PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Stephen E. Canter*	President (Principal Executive Officer)	12/28/06

Stephen E. Canter

/s/ Jim Windels	Treasurer (Principal Financial and Accounting	12/28/06
Officer)

Jim Windels*

/s/Joseph S. DiMartino*	Chairman of the Board	12/28/06

Joseph S. DiMartino

/s/ Peggy C. Davis	Board Member	12/28/06

Peggy C. Davis

/s/David P. Feldman*	Board Member	12/28/06

David P. Feldman

/s/ James F. Henry	Board Member	12/28/06

James F. Henry

/s/Ehud Houminer*	Board Member	12/28/06

Ehud Houminer

/s/ Paul A. Marks	Board Member	12/28/06

Paul A. Marks

/s/Gloria Messinger*	Board Member	12/28/06

Gloria Messinger

/s/ Martin Peretz *	Board Member	12/28/06

Martin Peretz

/s/Anne Wexler*	Board Member	12/28/06

Anne Wexler

*BY:	/s/Kathleen DeNicholas
------------------------------
Kathleen DeNicholas
Attorney-in-Fact

INDEX OF EXHIBITS

Exhibits
(j) Consent of Independent Auditors
Other Exhibits
(b) Certificate of Secretary